                                                                   EXHIBIT 10.29
--------------------------------------------------------------------------------
                                                                [EXECUTION COPY]




                                   $37,500,000


                                CREDIT AGREEMENT


                           Dated as of March 27, 2002

                                      among

                              WOLVERINE TUBE, INC.,

                                       and

                          Certain of its Subsidiaries,
                                  as Borrowers

                       EACH OF THE FINANCIAL INSTITUTIONS
                          INITIALLY A SIGNATORY HERETO,
                          TOGETHER WITH THOSE ASSIGNEES
                        PURSUANT TO SECTION 14.3 HEREOF,
                                   as Lenders,


                              WACHOVIA BANK, N.A.,
                            as Administrative Agent,

                                       and

                    CONGRESS FINANCIAL CORPORATION (CANADA),
                                as Canadian Agent




--------------------------------------------------------------------------------

            FIRST UNION SECURITIES, INC., d/b/a WACHOVIA SECURITIES,
                     as Sole Lead Arranger and Book Manager

                           TABLE OF CONTENTS

                                                                                             Page
ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS...................................................1
         1.1      General Definitions.........................................................1
         1.2      Accounting Terms...........................................................31
         1.3      Other Definitional Provisions..............................................32
         1.4      Dollar Equivalent Provisions...............................................32

ARTICLE II  THE REVOLVING LOANS..............................................................33
         2.1      The U.S. Revolving Loans...................................................33
         2.2      U.S. Letter of Credit Subfacility..........................................34
         2.3      The Canadian Revolving Loans...............................................39
         2.4      Canadian Letter of Credit Facility.........................................41
         2.5      Bankers' Acceptances.......................................................47
         2.6      Minimum Amounts of Loans...................................................51
         2.7      Funding of Loans to Borrowers..............................................51
         2.8      Term.......................................................................56
         2.9      Revolving Notes............................................................57
         2.10     Reduction of Revolving Loan Commitments....................................57

ARTICLE III  CASH DOMINION ARRANGEMENTS......................................................57
         3.1      U.S. Lockbox Arrangements..................................................57
         3.2      Canadian Lockbox Arrangements..............................................59
         3.3      Maintenance of Account.....................................................60
         3.4      Statement of Account.......................................................61

ARTICLE IV  ADDITIONAL PROVISIONS REGARDING LOANS AND LETTERS OF CREDIT......................62
         4.1      Continuations and Conversions..............................................62
         4.2      Interest...................................................................63
         4.3      Place and Manner of Payments...............................................64
         4.4      Prepayments................................................................65
         4.5      Fees.......................................................................67
         4.6      Pro Rata Treatment.........................................................68
         4.7      Allocation of Payments After Event of Default..............................69
         4.8      Sharing of Payments........................................................71
         4.9      Capital Adequacy...........................................................71
         4.10     Inability To Determine Interest Rate or Create Bankers' Acceptances........72
         4.11     Illegality.................................................................73
         4.12     Requirements of Law........................................................73
         4.13     Taxes......................................................................74
         4.14     Compensation...............................................................77

ARTICLE V  CONDITIONS PRECEDENT..............................................................78
         5.1      Closing Conditions.........................................................78
         5.2      Conditions to All Extensions of Credit.....................................82


ARTICLE VI  REPRESENTATIONS AND WARRANTIES...................................................83
         6.1      Organization and Good Standing.............................................83
         6.2      Due Authorization..........................................................84
         6.3      No Conflicts...............................................................84
         6.4      Consents...................................................................84
         6.5      Enforceable Obligations....................................................84
         6.6      Financial Condition........................................................85
         6.7      No Default.................................................................85
         6.8      Liens......................................................................85
         6.9      Indebtedness...............................................................86
         6.10     Litigation.................................................................86
         6.11     Material Contracts.........................................................86
         6.12     Taxes......................................................................86
         6.13     Compliance with Law........................................................86
         6.14     ERISA......................................................................87
         6.15     Subsidiaries...............................................................88
         6.16     Use of Proceeds; Margin Stock..............................................89
         6.17     Government Regulation......................................................89
         6.18     Hazardous Substances.......................................................89
         6.19     Patents, Franchises, etc...................................................90
         6.20     Solvency...................................................................90
         6.21     Location of Assets.........................................................90
         6.22     D/B/A or Trade Names.......................................................91
         6.23     No Employee Disputes.......................................................91
         6.24     Brokers' Fees..............................................................91
         6.25     Labor Matters..............................................................91
         6.26     Status of Accounts.........................................................91
         6.27     Trade Suppliers............................................................92
         6.28     Key Members of Management..................................................92
         6.29     Accuracy and Completeness of Information...................................92

ARTICLE VII  AFFIRMATIVE COVENANTS...........................................................93
         7.1      Information Covenants......................................................93
         7.2      Preservation of Existence and Franchises...................................96
         7.3      Books and Records..........................................................96
         7.4      Compliance with Law........................................................96
         7.5      Payment of Taxes and Other Indebtedness....................................96
         7.6      Insurance; Casualty Loss...................................................97
         7.7      Maintenance of Property....................................................98
         7.8      Performance of Obligations.................................................98
         7.9      ERISA......................................................................99
         7.10     Use of Proceeds............................................................99
         7.11     Additional Subsidiaries...................................................100
         7.12     Audits/Inspections........................................................100
         7.13     Inventory.................................................................101
         7.14     Collateral Records........................................................101

         7.15     Security Interests........................................................101
         7.16     Schedules of Accounts and Purchase Orders.................................102
         7.17     Collection of Accounts....................................................102
         7.18     Notice; Credit Memoranda; and Returned Goods..............................103
         7.19     Acknowledgment Agreements.................................................103
         7.20     Trademarks................................................................103
         7.21     Priority of  Liens........................................................104

ARTICLE VIII  FINANCIAL COVENANTS...........................................................104
         8.1      Fixed Charge Coverage Ratio...............................................104
         8.2      Capital Expenditures......................................................104
         8.3      Minimum Consolidated EBITDA...............................................104
         8.4      Minimum Excess Availability...............................................105

ARTICLE IX  NEGATIVE COVENANTS..............................................................105
         9.1      Indebtedness..............................................................105
         9.2      Liens.....................................................................106
         9.3      Nature of Business........................................................106
         9.4      Consolidation or Merger...................................................107
         9.5      Sale or Lease of Assets...................................................107
         9.6      Acquisitions..............................................................107
         9.7      Transactions with Affiliates..............................................107
         9.8      Ownership of Subsidiaries.................................................107
         9.9      Fiscal Year...............................................................108
         9.10     Investments...............................................................108
         9.11     Restricted Payments.......................................................108
         9.12     No Additional Bank Accounts...............................................108
         9.13     Amendments of Organizational Documents....................................108
         9.14     Additional Negative Pledges...............................................109
         9.15     Other Indebtedness........................................................109
         9.16     Licenses, Etc.............................................................109
         9.17     Limitations...............................................................109

ARTICLE X  POWERS...........................................................................110
         10.1     Appointment of Administrative Agent as Attorney-in-Fact...................110
         10.2     Limitation on Exercise of Power...........................................111
         10.3     Canadian Agent............................................................111

ARTICLE XI  EVENTS OF DEFAULT AND REMEDIES..................................................111
         11.1     Events of Default.........................................................111
         11.2     Acceleration; Remedies....................................................113
         11.3.    Conversion and Redenomination Certain Loans; Purchase of
                  Risk Participations.......................................................114

ARTICLE XII  TERMINATION....................................................................115

ARTICLE XIII  THE AGENTS....................................................................116
         13.1     Appointment...............................................................116
         13.2     Delegation of Duties......................................................116
         13.3     Exculpatory Provisions....................................................117


         13.4     Reliance on Communications................................................117
         13.5     Notice of Default.........................................................118
         13.6     Non-Reliance on Agents and Other Lenders..................................118
         13.7     Indemnification...........................................................118
         13.8     Agent in its Individual Capacity..........................................119
         13.9     Successor Agent...........................................................119
         13.10    Collateral Matters........................................................120
         13.11    Rights and Remedies to be Exercised by Agent Only.........................121

ARTICLE XIV  MISCELLANEOUS..................................................................122
         14.1     Notices...................................................................122
         14.2     Right of Set-Off..........................................................122
         14.3     Benefit of Agreement......................................................122
         14.4     No Waiver; Remedies Cumulative............................................125
         14.5     Payment of Expenses; Indemnification......................................125
         14.6     Amendments, Waivers and Consents..........................................126
         14.7     Defaulting Lender.........................................................127
         14.8     Counterparts..............................................................127
         14.9     Headings..................................................................127
         14.10    Survival of Indemnification and Representations and Warranties............127
         14.11    Currency..................................................................127
         14.12    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE..........................128
         14.13    Arbitration...............................................................128
         14.14    Waiver of Jury Trial......................................................130
         14.15    Severability..............................................................130
         14.16    Loan Entirety.............................................................130
         14.17    Binding Effect; Amendment and Restatement of Existing Credit
                  Agreement; Further Assurances.............................................130
         14.18    Confidentiality...........................................................131
         14.19    Judgment Currency.........................................................131
         14.20    Maximum Rate..............................................................132
         14.21    Concerning Joint and Several Liability of the U.S. Borrowers..............133
         14.22    Concerning Joint and Several Liability of the Canadian Borrowers..........135
         14.23    Nonliability of Agents and Lenders........................................138
         14.24    Independent Nature of Lenders' Rights.....................................138
         14.25    Power of Attorney.........................................................138
         14.26    Choice of Language........................................................139

                             EXHIBITS AND SCHEDULES
                                    EXHIBITS

Exhibit A                  Form of Acknowledgment Agreement
Exhibit B                  Form of Guaranty Agreement
Exhibit C                  Form of Landlord Agreement
Exhibit D                  Form of Notice of Borrowing/Continuation/Conversion
Exhibit E                  [Intentionally Omitted]
Exhibit F                  Form of Revolving Credit Note
Exhibit G                  Form of Bankers' Acceptance Notice
Exhibit H-1                Form of U.S. Security Agreement
Exhibit H-2                Form of Canadian Security Agreement
Exhibit H-3                Form of U.S. Pledge Agreement
Exhibit H-4                Form of Canadian Hypothec
Exhibit I-1                Form of Lockbox Agreement
Exhibit I-2                Form of Lockbox Letter
Exhibit I-3                Form of Blocked Account Agreement
Exhibit J                  Form of Borrowing Base Certificate
Exhibit K                  Form of Solvency Certificate
Exhibit L                  Form of Compliance Certificate
Exhibit M                  Form of Assignment and Acceptance
Exhibit N                  Form of Joinder Agreement

                                    SCHEDULES

Schedule 1.1A              Lenders and Commitments
Schedule 1.1B              Eligible Inventory Locations
Schedule 1.1C              Investments
Schedule 1.1D              Liens
Schedule 1.1E              Existing Letters of Credit
Schedule 5.1(n)            Corporate Structure
Schedule 6.1               Jurisdictions of Organization
Schedule 6.2               Authorization
Schedule 6.9               Indebtedness
Schedule 6.10              Litigation
Schedule 6.15              Subsidiaries
Schedule 6.18              Hazardous Substances
Schedule 6.21              Collateral Locations
Schedule 6.22              Fictitious Business Names
Schedule 6.27              Trade Suppliers
Schedule 6.28              Key Members of Management
Schedule 7.6               Insurance
Schedule 9.5               Permitted Asset Dispositions
Schedule 9.12              Bank Accounts
Schedule 14.1              Addresses for Notices

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT is entered into as of March 27, 2002, among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties hereto in accordance with the terms hereof (collectively referred to as the "Subsidiary Borrowers" or individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or individually referred to as a "Borrower"), each of the financial institutions identified as Lenders on
Schedule 1.1A hereto (together with each of their successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"), WACHOVIA BANK, N.A. ("Wachovia"), acting in the manner and to the extent described in Article XIII hereof (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII hereof (in such capacity, the "Canadian Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers wish to obtain a revolving credit facility to provide for the working capital, letter of credit and general corporate needs of the Borrowers; and

         WHEREAS, upon the terms and subject to the conditions set forth herein, the Lenders are willing to make loans and advances to the Borrowers;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS.

         1.1      GENERAL DEFINITIONS.

         As used herein, the following terms shall have the meanings herein specified:

         "Acceptance Fee" means, in respect of a particular Bankers' Acceptance accepted by a Canadian Lender, an amount equal to the product of (a) the Applicable Percentage for Eurodollar Loans and Bankers' Acceptances as at the date of acceptance of such Bankers' Acceptance; (b) the aggregate Face Amount of such Bankers' Acceptance; and (c) a fraction (i) the numerator of which is the number of days in the term of such Bankers' Acceptance, and (ii) the denominator of which is the number of days in the then current calendar year.

         "Accounts" means all of each Credit Party's "accounts" (as defined in the UCC or the PPSA, as applicable), whether now existing or existing in the future, and shall include (whether or not otherwise included in such definitions, and without limiting the generality thereof), all (i) accounts receivable (whether or not specifically listed on schedules furnished to the Administrative Agent), including, without limitation, all accounts created by or arising from all of each Credit Party's sales of goods or rendition of services made under any of each Credit Party's trade names or styles, or through any of each Credit Party's divisions; (ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom, (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by each Credit Party with respect to any such accounts receivable or account debtors; (v) guarantees or collateral for any of the foregoing; and
(vi) insurance policies or rights relating to any of the foregoing.

         "Acknowledgment Agreements" means (i) the acknowledgment agreements, substantially in the form of Exhibit A hereto, between each Credit Party's warehousemen, fillers, packers, processors and mortgagees and the Administrative Agent, in each case acknowledging and agreeing, among other things, (A) that such warehousemen, fillers, packers, processors and mortgagees waive any Liens on any of the Collateral of any Credit Party and (B) to the collateral assignment by each Credit Party to the Administrative Agent of each such Credit Party's interest in the contracts with each of such warehousemen, fillers, packers, processors and mortgagees and (ii) Landlord Agreements.

         "Acquired Company" means any Person (or assets thereof) which is acquired pursuant to an Acquisition.

         "Acquisition" means the acquisition of (a) all of the capital stock of another Person or (b) all or substantially all of the assets of another Person.

         "Adjusted Eurodollar Rate" means the Eurodollar Rate, plus the Applicable Percentage.

         "Administrative Agent" means Wachovia Bank, N.A.

         "Administrative Agent Fee Letter" means the letter agreement, dated as of March 14, 2002, among the Company, the Administrative Agent and First Union Securities, Inc. d/b/a Wachovia Securities, as amended, modified and replaced from time to time.

         "Affiliate" of any Person means any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (a) to vote fifteen percent (15%) or more of the securities having ordinary voting power for the election of directors of such corporation or (b) to direct or cause direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" means the Administrative Agent and the Canadian Agent.

         "Applicable BA Discount Rate" means with respect to any Canadian Lender named on Schedule I to the Bank Act (Canada) (a "Schedule I Bank"), as applicable to a Bankers' Acceptance being purchased by such Lender on any day, the respective percentage discount rate per annum for a Canadian Dollar bankers' acceptance for the term and face amount comparable to the term and face amount of such Bankers' Acceptance that appears on the Reuters Screen CDOR Page as of 10:00 a.m., Toronto, Ontario time, on the date of determination as reported by the Canadian Agent; provided, however, that (a) if the Canadian Lender is not a
Schedule I Bank or (b) if on such day no rate appears on the Reuters Screen CDOR Page as contemplated, the rate for such day shall be the average (as calculated by the Canadian Agent) of the respective percentage discount rates (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted to the Canadian Agent by each of the five largest Canadian chartered banks named on Schedule I to the Bank Act (Canada) (each a "Schedule I Reference Bank") as the percentage discount rate at which such Schedule I Reference Bank would, in accordance with its normal practices, at or about 10:00 a.m., Toronto, Ontario time, on such day, be prepared to purchase bankers' acceptances accepted by such Schedule I Reference Bank having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance.

         "Applicable Percentage" means for purposes of calculating the applicable interest rate for any day for (i) Eurodollar Loans, Bankers' Acceptances, Letter of Credit Fees, the applicable percentage shall be 2.50%,
(ii) Base Rate Loans, the applicable percentage shall be 1.00% and (iii) Unused Fees, the applicable percentage shall be 0.50%.

         "Asset Disposition" means the disposition of any or all of the Accounts or Inventory of a Credit Party whether by sale, lease, transfer or otherwise, other than (a) sales of Inventory in the ordinary course of business and (b) transfers of Accounts or Inventory among the Credit Parties.

         "BA Discount Proceeds" means proceeds in respect of any Bankers' Acceptance to be purchased on any day under Section 2.5(b), in an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

                  (a) the Face Amount of such Bankers' Acceptance; by

                  (b) the sum of one plus the product of:

                           (i) the Applicable BA Discount Rate (expressed as a
                  decimal) applicable to such Bankers' Acceptance; and

                           (ii) a fraction, the numerator of which is the number
                  of days in the term of such Bankers' Acceptance and the denominator of which is the number of days in the then current calendar year;

                  with such product being rounded up or down to the fifth decimal place and .000005 being rounded up to .00001.

         "BA Documents" means with respect to any Bankers' Acceptance, such documents and agreements as the Canadian Lenders accepting the same may require in connection with the creation of such Bankers' Acceptance.

         "BA Obligations" means all obligations of the Canadian Borrowers with respect to Bankers' Acceptances created under the Canadian Revolving Loan Commitment.

         "Bankers' Acceptance" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order signed by the Canadian Borrowers and accepted by a Canadian Lender pursuant to this Credit Agreement or, for Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars payable in Canada that is drawn in Canada by the Canadian Borrowers and accepted by a Canadian Lender pursuant to this Credit Agreement. Orders that become depository bills, drafts and bills of exchange are sometimes collectively referred to in this Credit Agreement as "orders".

         "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (a) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property or ordering the winding up or liquidation of its affairs; or (b) any proceeding shall be instituted against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property including, but not limited to, an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against a Person and any such proceeding or petition remains unstayed and in effect for a period of sixty (60) consecutive days; or (c) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or any substantial part of its property or make any general assignment for the benefit of creditors; or (d) such Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by such Person in furtherance of any of the aforesaid purposes.

         "Base Rate Loans" means all Loans accruing interest based on the U.S. Base Rate, the CA U.S. Base Rate or the Canadian Prime Rate.

         "Blocked Account Agreement" means a three party agreement among the Administrative Agent or the Canadian Agent, the applicable depository bank and a Credit Party in the form of Exhibit I-3 hereto.

         "Borrower" means any of the U.S. Borrowers or the Canadian Borrowers.

         "Borrowers" means the U.S. Borrowers and the Canadian Borrowers.

         "Borrowing Base Certificate" means such term as defined in Section 7.1(i).

         "Business Day" means any day other than a Saturday, a Sunday, a legal holiday in Charlotte, North Carolina, Atlanta, Georgia, New York, New York or Toronto, Ontario or a day on which banking institutions located in Charlotte, North Carolina, Atlanta, Georgia, New York, New York or Toronto, Ontario are authorized by law or other governmental actions to close; except that in the case of Eurodollar Loans, a Business Day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank Eurodollar market.

         "CA U.S. Base Rate" means the higher of (a) the Federal Funds Rate plus 0.5% or (b) the CA U.S. Prime Rate; provided, however, that if, in the reasonable judgment of the Canadian Agent, the Federal Funds Rate cannot be determined, then the CA U.S. Prime Rate shall apply until the circumstances giving rise to such inability to determine the Federal Funds Rate no longer exist. Any change in the CA U.S. Base Rate due to a change in the CA U.S. Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the CA U.S. Base Rate or the Federal Funds Rate, respectively.

         "CA U.S. Base Rate Loans" means Revolving Loans made by the Canadian Lenders in U.S. Dollars accruing interest based on the CA U.S. Base Rate.

         "CA U.S. Prime Rate" means, for any day, the fluctuating rate of interest per annum publicly announced by the Bank of Montreal as its "prime rate" or "reference rate" for loans made in U.S. dollars, which rate is not necessarily the best or lowest rate of interest offered for loans in U.S. dollars by the Bank of Montreal.

         "Canadian Agent" or "CA" means Congress Financial Corporation (Canada).

         "Canadian Base Rate Loans" means, collectively, CA U.S. Base Rate Loans and Canadian Prime Rate Loans.

         "Canadian Borrowers" means 1105836 Ontario Inc., Wolverine Joining Technologies (Canada), Inc., 1263143 Ontario Inc., 1158909 Ontario Inc., Wolverine Tube (Canada) Inc. and such other Persons organized under the laws of Canada or any province thereof, and resident in Canada or any province thereof, that become parties hereto pursuant to Joinder Agreements in accordance with
Section 7.11.

         "Canadian Borrowing Base" means a U.S. dollar amount equal to the sum of (a) an amount up to 85% of Eligible Accounts Receivable of the Canadian Credit Parties, plus (b) an amount up to 60% of Eligible Inventory of the Canadian Credit Parties consisting of raw materials and finished goods inventory; provided, however, so long as the public service workers in the province of Ontario are on strike and the Canadian Agent is prohibited from determining whether it shall receive or whether it has obtained a first priority, perfected security interest in the Canadian Collateral, the Canadian Borrowing Base shall mean a U.S. dollar amount equal to (a) the sum of (i) an amount up to 85% of Eligible Accounts Receivable of the Guarantors, plus (ii) an amount up to 60% of Eligible Inventory of the Guarantors consisting of raw materials and finished goods inventory minus (b) the sum of the aggregate amount of U.S. Revolving Loans outstanding plus U.S. LOC Obligations.

         "Canadian Cash Collateral Account" means any account established and maintained in the name of the Canadian Borrowers at The Bank of Nova Scotia, with the Canadian Agent named as secured party thereon, into which funds transferred from any Canadian Lockbox will be deposited.

         "Canadian Collateral" means any and all assets and rights and interests in or to property of the Canadian Credit Parties pledged from time to time as security for the Canadian Obligations pursuant to the Security Documents whether now owned or hereafter acquired, including, without limitation, all of the Accounts and Inventory of the Canadian Credit Parties, any Chattel Paper, Documents or Instruments evidencing or relating to such Accounts or Inventory, Deposit Accounts and all Proceeds thereof, as defined in the Canadian Security Agreement.

         "Canadian Credit Parties" means the Canadian Borrowers.

         "Canadian Dollars" and "C$" mean dollars in the lawful currency of Canada.

         "Canadian Hypothec" means the Deed of Hypothec made by the Canadian Credit Parties in favor of the Administrative Agent in the form attached hereto as Exhibit H-3.

         "Canadian Lenders" means Congress Financial Corporation (Canada), and such other Lenders permitted under Canadian law to carry on business in Canada as may be added as Canadian Lenders in accordance with the terms of this Agreement, each of whom is either resident in Canada for the purposes of the Income Tax Act (Canada) or an authorized foreign bank for the purposes of the Bank Act (Canada) for which the Canadian Obligations are in respect of its Canadian banking business for purposes of subsection 212(13.3) of the Income Tax Act (Canada).

         "Canadian Letter of Credit" means a Letter of Credit issued under the Canadian LOC Facility, as referenced in Section 2.4(a).

         "Canadian LOC Obligations" means LOC Obligations relating to Canadian Letters of Credit.

         "Canadian LOC Facility" means the Letter of Credit facility established pursuant to Section 2.4.

         "Canadian Maturity Date" means the date 364 days following the Closing Date.

         "Canadian Obligations" means the Obligations of the Canadian Borrowers.

         "Canadian Prime Rate" means, at any time, the greater of (i) the rate from time to time publicly announced by the Bank of Montreal as its prime rate in effect for determining interest rates on Canadian Dollar denominated commercial loans in Canada, and (ii) the annual rate of interest equal to the sum of (A) the CDOR Rate at such time and (B) one (1%) percent per annum.

         "Canadian Prime Rate Loans" means Revolving Loans made by the Canadian Lenders in Canadian Dollars accruing interest based on the Canadian Prime Rate.

         "Canadian Revolving Loan Commitment" means $7,500,000 (U.S.), or its equivalent as determined from time to time in Canadian Dollars, as such amount may be reduced in accordance with Section 2.10.

         "Canadian Revolving Loan Commitment Percentage" means, for each Canadian Lender, the percentage identified as its Canadian Revolving Loan Commitment Percentage opposite such Canadian Lender's name on Schedule 1.1A as such percentage may be modified by assignment in accordance with the terms of this Agreement.

         "Canadian Revolving Loans" means the revolving loans made by the Canadian Lenders to the Canadian Borrowers pursuant to Section 2.3.

         "Canadian Security Agreement" means the Security Agreement, of even date herewith, among the Canadian Agent, the Administrative Agent and the Canadian Credit Parties, in the form attached hereto as Exhibit H-2.

         "Canadian Subsidiary" means any direct or indirect Subsidiary of the Canadian Borrowers which is incorporated or organized under the laws of Canada.

         "Canadian Unutilized Revolving Commitment" means, for any period, the amount by which (a) the then applicable Canadian Revolving Loan Commitment exceeds (b) the daily average sum for such period of the outstanding aggregate principal amount of all Canadian Revolving Loans, Canadian LOC Obligations and BA Obligations.

         "Capital Expenditures" means any current expenditure by the Consolidated Parties for fixed or capital assets as reflected on the financial statements of the Consolidated Parties, as prepared in accordance with U.S. GAAP.

         "Capital Stock" means (i) in the case of a corporation, capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other equity interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Cash Equivalents" means (a) securities issued directly or fully guaranteed or insured by the United States of America or Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America or Canada is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (b) U.S. or Canadian dollar denominated time deposits and certificates of deposit of (i) any U.S. or Canadian commercial bank of recognized standing having capital and surplus in excess of $100,000,000 or (ii) any bank whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (c) Bankers' Acceptances accepted by any Approved Bank, (d) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any U.S. or Canadian corporation to the extent that such paper or notes are rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within one year of the date of acquisition and (e) repurchase agreements with a bank or trust company or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America or Canada in which a Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations.

         "Cash Dominion Period" means (i) any period beginning on the date an Event of Default shall have occurred (beyond the expiration of the applicable grace or cure period) and continuing until such Event of Default has been waived by the Required Lenders or (ii) any period beginning on the date on which the Credit Parties shall have Excess Availability of less than $5,000,000 and continuing until such date following ninety (90) consecutive days on which the Credit Parties shall have had Excess Availability of greater than $5,000,000.

         "Cash Management Products" means any one or more of the following types of services or facilities extended to the Borrowers by any Lender or any Affiliate of a Lender in reliance on such Lender's agreement to indemnify such
Affiliate: (i) ACH transactions; (ii) cash management, including controlled disbursement services; and (iii) establishing and maintaining deposit accounts.

         "Casualty Loss" means such term as defined in Section 7.6.

         "CDOR Rate" means, on any day, the annual rate of interest which is the rate based on an average 30 day rate applicable to Canadian Dollar bankers' acceptances appearing on the "Reuters Screen CDOR Page" (as defined in the International Swap Dealer Association, Inc., definitions, as modified and amended from time to time) as of 10:00 a.m. on such day; provided, that if such rate does not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be the 30 day rate applicable to Canadian Dollar bankers' acceptances quoted by the Bank of Montreal or, if the Bank of Montreal is not quoting such rate, any bank listed in Schedule I of the Bank Act (Canada) selected by the Canadian Agent as of 10:00 a.m. on such day.

         "Change of Control" means the occurrence of any of the following events: (a) the acquisition, directly or indirectly, whether voluntarily or by operation of law, by any person (as such term in used in Section 13(d) of the Exchange Act) of (i) beneficial ownership of a sufficient portion of the voting power of the outstanding Voting Stock of the Company to elect a majority of the Board of Directors of the Company (the "Board") (either immediately or upon the expiration of their respective current terms) pursuant to a transaction that is not approved by such Board as constituted immediately prior to the consummation of such transaction or (ii) all or substantially all of the assets of the Company or (b) except as permitted by Section 9.5 or Section 9.8, the Company shall fail to own, directly or indirectly, 100% of the outstanding shares of Capital Stock of the other Credit Parties or (c) the occurrence of a "Change of Control" under the 2008 Note Indenture, the 2008 Senior Notes, or other documents evidencing the 2008 Senior Notes or (d) the occurrence of a "Change of Control" under the 2009 Senior Note Indenture, the 2009 Senior Notes, or other documents evidencing the 2009 Senior Notes.

         "Closing Date" means the date hereof.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

         "Collateral" means collectively, the U.S. Collateral and the Canadian Collateral.

         "Commitments" means the U.S. Revolving Loan Commitment and the Canadian Revolving Loan Commitment.

         "Commitment Percentage" means, with respect to any Lender, at any time after the Commitments have terminated, the percentage which such Lender's Credit Exposure constitutes of the aggregate principal amount of all Loans, LOC Obligations and BA Obligations then outstanding under this Credit Agreement.

         "Commitment Termination Event" means such term as defined in Section 11.3.

         "Company" has the meaning set forth in the introductory paragraph hereof.

         "Consolidated Cash Interest Expense" means, for any period, whether expensed or capitalized, all cash interest expense of the Consolidated Parties for such period, net of interest income for such period, all as determined in accordance with U.S. GAAP.

         "Consolidated Cash Taxes" means, for any applicable period of computation, the aggregate of all taxes of the Consolidated Parties determined in accordance with applicable law and U.S. GAAP applied on a consistent basis, to the extent the same are paid in cash during such period.

         "Consolidated EBITDA" means, for any applicable period of computation, without duplication, the sum of (i) Consolidated Net Income for such period, but excluding therefrom all extraordinary items of income or loss, plus (ii) the aggregate amount of depreciation and amortization charges made in calculating Consolidated Net Income for such period, plus (iii) aggregate Consolidated Interest Expense for such period, plus (iv) the aggregate amount of all income taxes reflected on the consolidated statements of income of the Consolidated Parties for such period. Except as otherwise provided herein, the applicable period of computation shall be for the four (4) consecutive quarters ending as of the date of determination.

         "Consolidated Fixed Charges" means, for any applicable period of computation, without duplication, the sum of (i) all Consolidated Cash Interest Expense for the applicable period plus (ii) cash dividends paid by the Company for the applicable period plus (iii) all Consolidated Scheduled Funded Debt Payments for the applicable period.

         "Consolidated Funded Debt" means, as of the date of determination, all Funded Debt of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with US GAAP.

         "Consolidated Interest Expense" means, for any period, whether expensed or capitalized, all interest expense of the Consolidated Parties for such period, net of interest income for such period, all as determined in accordance with U.S. GAAP.

         "Consolidated Parties" means the Company and all of its consolidated Subsidiaries whether direct or indirect and whether now owned or hereafter acquired.

         "Consolidated Net Income" means, for any period, the net income after taxes of the Consolidated Parties for such period, as adjusted for (i) non-cash adjustments to Consolidated Net Income due to the effect of changes in accounting methods required by U.S. GAAP and (ii) adjustments to Consolidated Net Income on account of the discontinuation of the operations of Wolverine Ratcliffs, Inc. with respect to the 2002 fiscal year in an amount not to exceed $7,500,000, as determined in accordance with U.S. GAAP.

         "Consolidated Scheduled Funded Debt Payments" means, as of the end of each fiscal quarter of the Company and its consolidated Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt (other than intercompany Indebtedness) for the four (4) consecutive quarters beginning on such date (including the principal component of payments due on Capital Leases or under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product during the applicable period beginning on such date).

         "Conversion Date" means such term as defined in Section 11.3.

         "Credit Agreement" or "Agreement" means this credit agreement, dated as of the date hereof, as the same may be modified, amended, extended, restated or supplemented from time to time.

         "Credit Documents" means this Credit Agreement, the Revolving Credit Notes, the LOC Documents, the BA Documents, the Guaranty Agreements, the Security Documents and all other documents and instruments executed or delivered in connection therewith, as the same may be modified, amended, extended, restated or supplemented from time to time.

         "Credit Exposure" means such term as defined in the definition of Required Lenders.

         "Credit Parties" means, collectively, the U.S. Credit Parties and the Canadian Credit Parties and "Credit Party" means any one of them.

         "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" means, at any time, any Lender that, at such time,
(a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Agreement, (b) has failed to pay to the Administrative Agent, the Canadian Agent or any Lender an amount owed by such Lender pursuant to the terms of this Agreement or (c) has become insolvent or has become subject to a receiver, trustee or similar official.

         "DOL" means the U.S. Department of Labor and any successor department or agency.

         "Effective Date" means the date on which all of the conditions set forth in Section 5.1 have been fulfilled or waived by the Lenders.

         "Eligible Accounts Receivable" means the aggregate face amount of the Credit Parties' Accounts that conform to the warranties contained herein, less the aggregate amount of all returns, discounts, claims, credits, charges (including warehousemen's charges) and allowances of any nature (whether issued, owing, granted or outstanding). Unless otherwise approved in writing by the Administrative Agent, no Account, without duplication, shall be deemed to be an Eligible Account Receivable if:

                  (i) it arises out of a sale made by any Credit Party to an Affiliate; or

                  (ii) the Account is unpaid more than one hundred and twenty
         (120) days after the original invoice date or more than sixty (60) days after the original payment due date; or

                  (iii) such Account is from the same account debtor (or any affiliate thereof) and twenty-five percent (25%) or more, in face amount, of all Accounts from such account debtor (or any affiliate thereof) are due or unpaid more than one hundred and twenty (120) days after the original invoice date or sixty (60) days after the original payment due date; or

                  (iv) (A) the account debtor is also a creditor of any Credit Party, to the extent of the amount owed by such Credit Party to the account debtor, (B) the account debtor has disputed its liability on, or the account debtor has made any claim with respect to, such Account due from such account debtor to such Credit Party, which has not been resolved or (C) the Account otherwise is subject to any right of setoff by the account debtor, to the extent of the amount of such setoff; or

                  (v) the Account is owing by an account debtor that has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect to such account debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under the federal bankruptcy laws has been filed by or against the account debtor, or if such account debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                  (vi) the sale is to an account debtor outside the continental United States or Canada; unless the sale is (A) on letter of credit, guaranty or acceptance terms, or subject to credit insurance, in each case acceptable to the Administrative Agent in its reasonable discretion (such Accounts supported by guaranty or acceptance terms or credit insurance not to exceed more than $5,000,000 of aggregate Eligible Account Receivable), (B) is to The Trane Company, Carrier Corporation, York International or Whirlpool Corporation (or any foreign equivalents) in an aggregate amount not to exceed $3,000,000 at any time; provided, however, it is understood and agreed that any allowance pursuant to this subclause (B) is subject to modification and/or adjustment (increase or decrease) in whole or in part at the sole reasonable discretion of the Administrative Agent or (C) otherwise approved by and acceptable to the Administrative Agent in its reasonable discretion; or

                  (vii) the sale to the account debtor is on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis or made pursuant to any other written agreement providing for repurchase or return (other than repuchases or returns for defective or nonconforming goods); or

                  (viii) the account debtor is the United States of America or any department, agency or instrumentality thereof, unless the applicable Credit Party duly assigns its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C.ss.3727 et seq.); or

                  (ix) the account debtor is the government of Canada or any department, agency or instrumentality thereof to which Part VII of the Financial Administration Act (Canada) applies, or the government of a province or territory of Canada (or any department, agency or instrumentality thereof) in which legislation is in force which limits or restricts the assignment of Crown debts, unless the applicable Borrower has complied with the provisions of such Part (or such legislation, as the case may be) in respect of the assignment of such Account to the Administrative Agent; or

                  (x) the goods giving rise to such Account have not been shipped and delivered to and accepted by the account debtor or its designee or the services giving rise to such Account have not been performed by or on behalf of the applicable Credit Party and accepted by the account debtor or its designee or the Account otherwise does not represent a final sale; or

                  (xi) such Credit Party is not able to bring suit or otherwise enforce its remedies against the account debtor of such Account through judicial process; or

                  (xii) that is an obligation for which the total unpaid accounts of the account debtor to the Consolidated Parties exceed 15% of the aggregate of all Accounts of the Credit Parties, to the extent of such excess; or

                  (xiii) that represents interest payments, late or finance charges, or service charges owing to such Credit Party; or

                  (xiv) which is in a currency other than U.S. dollars or Canadian Dollars; provided, however, with respect to Accounts due from The Trane Company, Carrier Corporation, York International or Whirlpool Corporation (or any foreign equivalents), such Accounts may be in Euros; or

                  (xv) that is not otherwise acceptable in the good faith discretion of the Administrative Agent; or

                  (xvi) the Administrative Agent does not have a first priority, perfected security interest in the Account.

         "Eligible Assignee" means (a) any Lender or Affiliate or subsidiary of a Lender and (b) any other commercial bank, financial institution, institutional lender or "accredited investor" (as defined in Regulation D of the Securities and Exchange Commission (other than a natural Person)) with a net worth of at least $2,000,000,000; provided, that, in the case of the Canadian Loans and other Canadian Obligations, (i) prior to an Event of Default, any such Lender shall also be either resident in Canada for the purposes of the Income Tax Act (Canada) or an authorized foreign bank for the purposes of the Bank Act (Canada) for which the Canadian Obligations are in respect of its Canadian banking business for the purposes of subsection 212(13.3) of the Income Tax Act (Canada) and (ii) after an Event of Default, any such Lender shall be a financial institution meeting the requirements of clause (a) or (b) hereof, regardless of residence status.

         "Eligible Inventory" means (i) the aggregate gross amount of each Credit Party's Inventory, valued at cost (on a FIFO basis), which (A) is owned solely by such Credit Party and with respect to which such Credit Party has good, valid and marketable title, (B) is stored on property that is either (1) owned or leased by such Credit Party or (2) owned or leased by a warehouseman that has contracted with such Credit Party to store Inventory on such warehouseman's property or by a filler, processor or packer of such Credit Party (provided that, with respect to Inventory stored on property leased by such Credit Party, such Credit Party shall have delivered in favor of the Administrative Agent, an Acknowledgment Agreement from the landlord of such leased location; (C) is subject to a valid, enforceable and first priority Lien in favor of the Administrative Agent, except, with respect to Inventory stored at sites described in clause (B)(2) above for normal and customary warehouseman, filler, packer and processor charges); (D) is located in the United States or Canada; and (E) is not obsolete or slow moving, and which otherwise conforms to the warranties contained herein, less (ii) markdown reserves, less (iii) any goods returned or rejected by such Credit Party's customers for which a credit has not yet been issued and goods in transit to third parties (other than to such Credit Party's agents, warehouses, fillers, processors or packers that comply with clause (i)(B)(2) above), less (iv) damaged Inventory, less (v) any Inventory that is a no charge or sample item, less (vi) packaging supplies, less
(vii) a reserve equal to the amount of all accounts payable of such Credit Party owed or owing to any filler, packer or processor of such Credit Party, less
(viii) Inventory which is work in process, less (ix) Inventory consisting of MRO supply parts, less (x) any reserves required by the Administrative Agent in its reasonable discretion for special order goods and market value declines, and less (xi) any Inventory which is held by a Credit Party pursuant to consignment, sale or return, sale on approval or similar arrangement.

         "Environmental Laws" means any current or future Requirement of Law of any Governmental Authority applicable to the Credit Parties pertaining to (a) the protection of health, safety, and the environment, (b) the conservation, management, or use of natural resources and wildlife, (c) the protection or use of surface water and groundwater or (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any hazardous or toxic substance or material and includes, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801 et seq., Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended, 42 USC 300(f) et seq., the Canadian Environmental Assessment Act, the Canadian Environmental Protection Act, the Environmental Assessment Act (Ontario), the Environmental Protection Act (Ontario) and all other applicable Canadian federal or provincial environmental statutes, any analogous implementing or successor law, and any amendment, rule, regulation, order, or directive issued thereunder.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA Affiliate" means an entity, whether or not incorporated, which is under common control with the U.S. Borrowers within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the U.S. Borrowers and which is treated as a single employer under Sections 414(b) or (c) of the Code.

         "ERISA Event" means (a) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (b) the withdrawal of the U.S. Borrowers or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
(c) the distribution of a notice of intent to terminate or the actual termination of a Single Employer Plan or Multi-Employer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (d) the institution of proceedings to terminate or the actual termination of a Single Employer Plan or a Multiemployer Plan by the PBGC under Section 4042 of ERISA; (e) the termination of, or the appointment of a trustee to administer, any Single Employer Plan or Multiemployer Plan pursuant to Section 4042 of ERISA; (f) the complete or partial withdrawal of the U.S. Borrowers or any ERISA Affiliate from a Multiemployer Plan; (g) the conditions for imposition of a Lien under Section 302(f) of ERISA exist with respect to any Single Employer Plan; or (h) the adoption of an amendment to any Single Employer Plan requiring the application of Section 307 of ERISA.

         "Eurodollar Loans" means Loans accruing interest at the Adjusted Eurodollar Rate. All Eurodollar Loans shall be made in U.S. dollars.

         "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including continuations and conversions), a per annum interest rate determined pursuant to the following formula:

          Eurodollar Rate =            London Interbank Offered Rate
                                    -----------------------------------
                                     1 - Eurodollar Reserve Percentage

         "Eurodollar Reserve Percentage" means for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not a Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Excess Availability" means at any time (a) the lesser of (i) the aggregate Commitments and (ii) the U.S. Borrowing Base minus (b) (i) the aggregate amount of Revolving Loans outstanding plus (ii) the LOC Obligations plus (iii) BA Obligations.

         "Existing Letters of Credit" means the existing letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on Schedule 1.1E.

         "Event of Default" means such terms as defined in Section 11.1.

         "Face Amount" means, in respect of a Bankers' Acceptance, the amount payable to the holder thereof at maturity.

         "Federal Funds Rate" means, for any day, (i) with respect to Obligations denominated in U.S. Dollars, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve Bank of New York, or if such rate is not released on any Business Day, the arithmetic average (rounded upwards to the next 1/100th of 1%), as determined by the Administrative Agent, of the quotations for the day of such transactions, received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it and (ii) with respect to Obligations denominated in Canadian Dollars, the Bank of Canada overnight rate.

         "Financial Statements" means such term as defined in Section 6.6.

         "Fixed Charge Coverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (i) Consolidated EBITDA less Unfinanced Capital Expenditures less all Consolidated Cash Taxes paid during the applicable period to (ii) total Consolidated Fixed Charges. The applicable period of computation shall be for the four (4) consecutive quarters ending as of the date of determination, except with respect to the Consolidated Scheduled Funded Debt Payments component of Consolidated Fixed Charges, which shall be for the four
(4) consecutive quarters beginning as of the date of determination.

         "Funded Debt" means, without duplication, the sum of (a) all Indebtedness of the Consolidated Parties for borrowed money, (b) the principal portion of all obligations of the Consolidated Parties under capital leases (including capital leases incurred in accordance with the terms of Section 9.1),
(c) all commercial letters of credit and the maximum or face amount of all performance and standby letters of credit issued or bankers' acceptance facilities created for the account of a member of the Consolidated Parties, including, without duplication, all unreimbursed draws thereunder, (d) all Guaranty Obligations of the Consolidated Parties with respect to Funded Debt of another Person, (e) all Funded Debt of another entity secured by a Lien on any property of the Consolidated Parties, to the extent of the book value of the property secured thereby, whether or not such Funded Debt has been assumed by a member of the Consolidated Parties, (f) all Funded Debt of any partnership or unincorporated joint venture to the extent a member of the Consolidated Parties is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture and (g) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of a member of the Consolidated Parties where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with U.S. GAAP.

         "Government Acts" means such term as defined in Section 2.2(k)(i).

         "Governmental Authority" means any Federal, State, Provincial, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         "Guarantor" means any U.S. Borrower.

         "Guaranty Agreements" means the Guaranty Agreement in the form attached hereto as Exhibit B executed by the U.S. Borrowers with respect to the obligations of the Canadian Borrowers and any future Guaranty Agreement executed in accordance with the terms of this Agreement, as each such Guaranty Agreement may be amended, modified or replaced from time to time.

         "Guaranty Obligations" of any Person means any obligations (other than (a) endorsements in the ordinary course of business of negotiable instruments for deposit or collection, (b) obligations arising under the Guaranty Agreements and (c) obligations arising under guaranties by a Credit Party of another Credit Party) guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent to, (i) purchase any such Indebtedness or other obligation or any property constituting security therefor, (ii) advance or provide funds or other support for the payment or purchase of such indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements), (iii) lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or obligation, or (iv) otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof.

         "Hedging Agreements" means any Interest Rate Protection Agreement or other interest rate protection agreement, foreign currency exchange agreement, commodity purchase or option agreement or other interest or exchange rate or commodity price hedging agreements

         "Highest Lawful Rate" means, at any given time during which any Obligations shall be outstanding hereunder, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness under this Credit Agreement, under the laws of the State of North Carolina (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Credit Agreement and the other Credit Documents), or under applicable United States or Canadian federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under North Carolina or such other jurisdiction's law, in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Credit Agreement and any other Credit Documents executed in connection herewith, and any available exemptions, exceptions and exclusions. Without limiting the generality of the foregoing, in relation to any amount payable hereunder by any Canadian Borrower or to any Canadian Lender, "Highest Lawful Rate" shall mean a rate of "interest" on the "credit advanced", calculated in accordance with the definition of "criminal rate" (all such terms being used herein as defined by section 347 of the Criminal Code of Canada or any successor provision in force at the relevant time) equal to 59%.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person with respect to Funded Debt, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, including without limitation intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Guaranty Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) capital leases and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with U.S. GAAP, (h) all payment obligations of such Person in respect of Hedging Agreements, (i) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (j) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, in cash or other property (other than shares of common stock or the same class of preferred stock), (k) all other obligations which would be shown as a liability on the balance sheet of such Person and (l) the aggregate purchase price paid by third parties for the purchase of the accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) regardless of whether such transaction is effected without recourse to such Person or in a manner that would not be reflected on the balance sheet of such Person in accordance with U.S. GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture but only to the extent such Person is legally obligated or has a reasonable expectation of being liable with respect thereto; provided, however, Indebtedness shall not include (i) any accumulated provisions for deferred taxes or deferred credits reflected as a liability on the balance sheet of such Person, or (ii) any Indebtedness in respect of which moneys sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such indebtedness may be duly called for redemption and payment) have been deposited with a depository, agency or trustee in trust for the payment thereof.

         "Interest Payment Date" means (a) as to all Loans, other than Eurodollar Loans, the last day of each month and (b) as to Eurodollar Loans having an Interest Period of three months or less, the last day of each applicable Interest Period; provided, that if an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of an Interest Period where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

         "Interest Period" means, with respect to Eurodollar Loans, a period of one, two or three month's duration, as the Borrowers may elect from time to time, commencing, in each case, on the date of the borrowing (or continuation or conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
Day), (b) no

Interest Period shall extend beyond the U.S. Maturity Date or Canadian Maturity Date, as the case may be, and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

         "Interest Rate Protection Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity purchase or option agreement or other interest or exchange rate or commodity price hedging agreements or any other derivative product hedging arrangement between any Borrower and any Lender, or any affiliate of a Lender.

         "Inventory" means all of each Credit Party's inventory, including without limitation, (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in the Credit Parties' business; (ii) all goods, wares and merchandise, finished or unfinished, held for sale; and (iii) all goods returned to or repossessed by the Credit Parties.

         "Investment" means, with respect to any Person, (a) the acquisition (whether for cash, property, services, assumption of Indebtedness or securities or otherwise) of assets comprising a business, shares of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of another Person, (b) any deposit with, or advance, loan or other extension of credit to, such other Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other investment in such other Person, including without limitation, any Guaranty Obligation for the benefit of such other Person.

         "Issuing Lender" means (i) as to the U.S. LOC Subfacility, Wachovia and
(ii) as to the Canadian LOC facility, Congress Financial Corporation (Canada) or such other Issuing Lender reasonably acceptable to the Company and the Administrative Agent.

         "Issuing Lender Fee" means such term as defined in Section 4.5.

         "Joinder Agreement" means the form of Joinder Agreement to be executed by each new Borrower under the Credit Agreement pursuant to Section 7.11 hereof, substantially in the form of Exhibit N hereto.

         "Landlord Agreement" means a Landlord Lien Waiver Agreement, substantially in the form of Exhibit C hereto, between a Credit Party's landlord and the Administrative Agent acknowledging and agreeing, among other things, (i) that such landlord waives any Liens on any of the Collateral of such Credit Party and (ii) to permit the Administrative Agent access to the property for the purposes of exercising its remedies under the applicable Security Agreement.

         "Lenders" means U.S. Lenders and Canadian Lenders.

         "Letter of Credit" means (a) a Letter of Credit issued for the account of a U.S. Borrower or one of its U.S. Subsidiaries by the Issuing Lender pursuant to Section 2.2, as such Letter of Credit may be amended, modified, extended, renewed or replaced and (b) a Letter of Credit issued for the account of a Canadian Borrower or one of its Canadian Subsidiaries by the Issuing Lender pursuant to Section 2.4 as such Letter of Credit may be amended, modified, extended, renewed or replaced.

         "Letter of Credit Fee" means such term as defined in Section 4.5.

         "Lien" means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), hypothec, preference, priority, or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction, the PPSA, or other similar recording or notice statute, and any lease in the nature thereof).

         "Loans" means the Revolving Loans.

         "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered thereunder, and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

         "LOC Obligations" means, at any time, the sum of (a) the maximum amount which is, or at any time thereafter may become, available to be drawn under all Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Lockbox Agreement" means such term as defined in Section 3.1.

         "London Interbank Offered Rate" means, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "London Interbank Offered Rate" shall mean, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Material Adverse Effect" means a material adverse effect, after taking into account any applicable insurance (to the extent the provider of such insurance has the financial ability to support its obligations with respect thereto and is not disputing or refusing to acknowledge same), on (a) the business, assets, operations, prospects or condition (financial or otherwise) of the Consolidated Parties, taken as a whole, (b) the ability of (i) the U.S. Borrowers to perform their obligations under this Credit Agreement or any of the other Credit Documents, (ii) the Canadian Borrowers to perform their obligations under this Credit Agreement or any of the other Credit Documents, or (iii) the Credit Parties to perform their obligations under this Agreement or any of the other Credit Documents, (c) the Collateral or
(d) the validity or enforceability of this Agreement, any of the other Credit Documents, or the rights and remedies of the Lenders hereunder or thereunder taken as a whole.

         "Material Contract" means any contract or other arrangement (other than any of the Leases or the Credit Documents), whether written or oral, to which any Credit Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

         "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

         "Multiple Employer Plan" means a Plan (other than a Multiemployer Plan) which the U.S. Borrowers or any ERISA Affiliate and at least one other employer other than any U.S. Borrower or any ERISA Affiliate are contributing sponsors.

         "Net Proceeds" means all cash proceeds received in connection with an Asset Disposition, net of (a) the actual cash costs incurred in connection with and attributable to such Asset Disposition, (b) any tax liability attributable to such transaction and (c) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Permitted Lien on a disposed asset.

         "Notes" means the Revolving Credit Notes.

         "Notice of Borrowing" means the request by a Borrower for a Revolving Loan in the form of Exhibit D.

         "Notice of Continuation/Conversion" means a request by (a) the U.S. Borrowers to (i) continue an existing Eurodollar Loan, (ii) convert a U.S. Base Rate Loan to a Eurodollar Loan, or (iii) convert a Eurodollar Loan to a U.S. Base Rate Loan or (b) the Canadian Borrowers to (i) continue a maturing Bankers' Acceptance to a new maturity date, (ii) convert a maturing Bankers' Acceptance to a Canadian Prime Rate Loan, (iii) convert a Canadian Prime Rate Loan to a Bankers' Acceptance, (iv) continue an existing Eurodollar Loan, (v) convert a CA U.S. Base Rate Loan to a Eurodollar Loan or (vi) convert a Eurodollar Loan to a CA U.S. Base Rate Loan, in the form of Exhibit D.

         "Obligations" means the Loans, any other loans and advances or extensions of credit made or to be made by any Lender to any Borrower, or to others for any Borrower's account in each case pursuant to the terms and provisions of this Credit Agreement, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and, including, without limitation, any reimbursement obligation or indemnity of the Borrowers on account of Letters of Credit and all other LOC Obligations, all BA Obligations, and all indebtedness, fees, liabilities, guarantees and obligations which may at any time be owing by any Borrower or any other Credit Party to any Lender in each case pursuant to this Credit Agreement or any other Credit Document, whether now in existence or incurred by a Borrower or any other Credit Party from time to time hereafter, whether unsecured or secured by pledge, Lien upon or security interest in any of a Borrower's or other Credit Party's assets or property or the assets or property of any other Person, whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether such Borrower or other Credit Party is liable to such Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include any other indebtedness owing to any Lender by any Borrower or other Credit Party under this Credit Agreement and the other Credit Documents, any Borrower's liability to any Lender pursuant to this Credit Agreement as maker or endorser of any promissory note or other instrument for the payment of money, any Borrower's or other Credit Party's liability to any Lender pursuant to this Credit Agreement or any other Credit Document under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which any Lender may make or issue to others for any such Borrower's account pursuant to this Credit Agreement, including any accommodation extended with respect to applications for Letters of Credit, and all liabilities and obligations owing from any Borrower to any Lender, or any affiliate of a Lender, arising under Interest Rate Protection Agreements entered into for the purpose of hedging interest rate risk under this Credit Agreement and the other Credit Documents, all liabilities and obligations now or hereafter arising from or in connection with any Cash Management Products, and all obligations of the Guarantors to any Lender (or an Affiliate of any Lender) and the Agent arising under or in connection with the Guaranty Agreement or any other Credit Document, including, without limitation, the Guaranteed Obligations (as defined in the Guaranty Agreement).

         "Participation Interest" means a participation in Letters of Credit or LOC Obligations purchased pursuant to Section 2.2 or Section 2.4 or in Loans or BA Obligations purchased pursuant to Section 4.6 or Section 11.3.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, and any successor thereof.

         "Permitted Investments" means:

                  (a) cash and Cash Equivalents;

                  (b) money market investment programs that invest exclusively in Cash Equivalents and that are classified as a current asset in accordance with U.S. GAAP and that are administered by broker-dealers reasonably acceptable to the Administrative Agent;

                  (c) Investments of a Credit Party into another Credit Party;

                  (d) loans or advances in the usual and ordinary course of business to officers, directors and employees for expenses incidental to carrying on the business of the Credit Parties, including, without, limitation, relocation and other reasonable expenses associated with employee compensation and perquisites;

                  (e) accounts receivable arising from the sale of goods and services in the ordinary course of business of the Credit Parties;

                  (f) stock or securities received in settlement of debts (created in the ordinary course of business) owing to a Credit Party;

                  (g) Investments existing on the Closing Date and set forth on
         Schedule 1.1C attached hereto;

                  (h) loans to officers and employees of the Company to purchase the Capital Stock of the Company in an amount up to $1,000,000 in the aggregate at any time outstanding;

                  (i) transactions permitted pursuant to Section 9.10;

                  (j) promissory notes issued as consideration in connection with asset sales permitted hereunder;

                  (k) Investments by the Credit Parties in their direct or indirect Subsidiaries which are not Credit Parties, in an amount up to $5,000,000 in the aggregate at any time outstanding;

                  (l) Investments by Wolverine Tube (Canada) Inc. ("WTIC") in an amount not to exceed C$2,200,000 to buy Ratcliffs-Severn Ltd.'s ("RSL") interest in Wolverine Ratcliffs, Inc. ("WRI"); provided, that (i) WRI will call indebtedness (approximately C$2,200,000) owed to it by RSL,
         (ii) RSL will pay the indebtedness with the funds it will receive from WTIC, (iv) Coates-Wyatt's interest in RSL will be redeemed in satisfaction of an outstanding note, (v) WRI will use the proceeds received from RSL to fund a severance package (approximately $700,000) and pay the remainder to WTIC to partially satisfy the Indebtedness owed by WRI;

                  (m) Investments consisting of prepayments, redemptions or purchases of the 2009 Senior Notes permitted under Section 9.15(b);

                  (n) Investments consisting of any sale, disposition or transfer of assets of WRI to any Credit Party permitted under Section 9.5(c);

                  (o) Investments in Hedging Agreements permitted under Section 9.1(a); and

                  (p) such other Investments as the Administrative Agent and the Required Lenders may approve in their reasonable discretion.

         "Permitted Liens" means:

                  (a) Liens in favor of the Lenders pursuant to any Credit Document or any Interest Rate Protection Agreement;

                  (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with U.S. GAAP have been established;

                  (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, supplier's or vendor's and other like Liens provided that such Liens secure only amounts not yet due and payable or if overdue are being contested in good faith by appropriate actions or proceedings and adequate reserves have been established;

                  (d) pledges or deposits made to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs;

                  (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money);

                  (f) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not impairing, in any material respect, the use of such property for its intended purposes or interfering, in any material respect, with the ordinary conduct of business of the Credit Parties;

                  (g) Liens securing purchase money indebtedness (it being understood for the purposes of this Agreement that conditional sales contracts shall constitute purchase money indebtedness) permitted by
         Section 9.1(d);

                  (h) Liens existing on property or assets of any Consolidated Party as of the date of this Agreement and disclosed on Schedule 1.1D; provided that the Liens set forth on Schedule 1.1D shall not extend to or secure any Indebtedness other than any such Indebtedness outstanding on the date hereof;

                  (i) financing statements filed in connection with operating leases made in the ordinary course of business; and

                  (j) judgments and other similar Liens arising in connection with court proceedings to the extent such judgments do not constitute Events of Default; provided the execution or other enforcement of such Lien is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings.

         "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which the U.S. Borrowers or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of
Section 3(5) of ERISA.

         "PPSA" means the Personal Property Security Act in effect from time to time in Ontario, Canada (or such other analogous statute in effect from time to time in any other province of Canada, as applicable).

         "Production Month" means for the first two Production Months of a quarter a 4 week production period and for the third Production Month of a production quarter a five week production period of the Credit Parties.

         "Production Quarter" means each thirteen week production period of the Credit Parties.

         "Regulation U or X" means Regulation U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

         "Required Lenders" means Lenders whose aggregate Credit Exposure (as hereinafter defined) constitute at least 51% of the aggregate Credit Exposure of all Lenders at such time; provided, however, that Required Lenders shall be comprised of at least two (2) Lenders and provided, further, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders at such time the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the sum of (i) the U.S. Revolving Loan Commitment Percentage of such Lender multiplied times the U.S. Revolving Loan Commitments, plus (ii) the Canadian Revolving Loan Commitment Percentage of such Lender multiplied times the Canadian Revolving Loan Commitments, and (b) at any time after the termination of the Commitments, the sum of (i) the principal balance of outstanding Revolving Loans of such Lender, plus (ii) the Face Amount of all Bankers' Acceptances created by such Lender plus (iii) such Lender's Participation Interests in the face amount of outstanding Letters of Credit. In determining each Lender's Credit Exposure as set forth above, amounts denominated in Canadian Dollars shall be converted into U.S. Dollars based on an exchange rate determined by the Administrative Agent in accordance with its normal practices.

         "Requirement of Law" means, as to any Person, any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to our binding upon such Person or to which any of its property is subject.

         "Restricted Payment" means (i) any cash dividend or other cash distribution, direct or indirect, on account of any shares of any class of Capital Stock of any member of the

Consolidated Parties, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any member of the Consolidated Parties now or hereafter outstanding by such member of the Consolidated Parties, except for any redemption, retirement, sinking funds or similar payment payable solely in such shares of that class of stock or in any class of stock junior to that class or (iii) any cash payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any shares of any class of Capital Stock of any member of the Consolidated Parties now or hereafter outstanding.

         "Revolving Credit Notes" means the promissory notes of the Borrowers in favor of each Lender evidencing the Revolving Loans and substantially in the form of Exhibit F, as such promissory notes may be amended, modified, supplemented or replaced from time to time.

         "Revolving Loan Commitments" means the U.S. Revolving Loan Commitment and the Canadian Revolving Loan Commitment.

         "Revolving Loans" means the loans made pursuant to Section 2.1 and 2.3, which may be U.S. Revolving Loans and/or Canadian Revolving Loans.

         "Security Agreements" means the Canadian Security Agreement, the U.S. Security Agreement and the Canadian Hypothec.

         "Security Documents" means, collectively, the Security Agreements, the U.S. Pledge Agreement, any Acknowledgment Agreements and any Lockbox Agreement.

         "Senior Financial Officers" means the Chief Executive Officer, Chief Financial Officer, Controller and Treasurer of the Company or any other Credit Party.

         "Senior Management Members" means such term as defined in Section 6.28.

         "Senior Officers" means each of the Senior Financial Officers and each Senior Management Member of the Credit Parties.

         "Settlement Period" means such term as defined in Section 2.7(a) and
(b).

         "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

         "Solvent" means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's assets would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Subsidiary" of any Person means (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of the capital stock of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries of such Person, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries of such Person has more than 50% of the equity interest at any time.

         "Termination Event" means (i) a Reportable Event with respect to any Benefit Plan or Multiemployer Plan; (ii) the withdrawal of any Borrower, any Subsidiary or any ERISA Affiliate from a Benefit Plan during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the providing of notice of intent to terminate a Benefit Plan pursuant to Section 4041 of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan or Multiemployer Plan; (v) any event or condition (a) which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan or Multiemployer Plan, or (b) that may result in termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; or (vi) the partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA, of any Borrower, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan.

         "Total Borrowing Base" means a U.S. dollar amount equal to the sum of the U.S. Borrowing Base and the Canadian Borrowing Base.

         "UCC" means such term as defined in Section 1.3.

         "Unfinanced Capital Expenditures" means, for any period, all Capital Expenditures not financed from proceeds of Consolidated Funded Debt (other than Loans made under this Agreement).

         "Unused Fees" means such term as defined in Section 4.5.

         "U.S. Base Rate" means the higher of (a) the Federal Funds Rate plus 0.5% or (b) the U.S. Prime Rate; provided, however, that if in the reasonable judgment of the Administrative Agent the Federal Funds Rate cannot be determined then the U.S. Prime Rate shall apply until the circumstances giving rise to such inability to determine the Federal Funds Rate no longer exist. Any change in the U.S. Base Rate due to a change in the U.S. Prime Rate or the Federal Funds

Rate shall be effective as of the opening of business on the effective day of such change in the U.S. Base Rate or the Federal Funds Rate, respectively.

         "U.S. Base Rate Loans" means any Loans accruing interest based on the U.S. Base Rate.

         "U.S. Borrowers" means Wolverine Tube, Inc., TF Investor, Inc., Tube Forming Holdings, Inc., Tube Forming, LP, Wolverine Finance Company, STPC Holding, Inc., Small Tube Manufacturing Corporation, Wolverine China Investments, LLC and Wolverine Joining Technologies, Inc. and such other Persons organized under the laws of, and resident in, the United States that become parties hereto pursuant to a Joinder Agreement in accordance with Section 7.11.

         "U.S. Borrowing Base" means a U.S. dollar amount equal to the sum of
(a) an amount equal to 85% of Eligible Accounts Receivable of the U.S. Credit Parties, plus (b) an amount equal to the lesser of (i) 60% of Eligible Inventory of the U.S. Credit Parties consisting of raw materials and finished goods inventory or (ii) $17,500,000 minus, (c) so long as the public service workers in the province of Ontario are on strike and the Canadian Agent is prohibited from determining whether it shall receive or whether it has obtained a first priority, perfected security interest in the Canadian Collateral, the sum of (i) the Canadian Revolving Loans outstanding plus (ii) Canadian LOC Obligations outstanding plus (iii) BA Obligations.

         "U.S. Collateral" means any and all assets and rights and interests in or to property of the U.S. Credit Parties pledged from time to time as security for the Obligations pursuant to the Security Documents whether now owned or hereafter acquired, including, without limitation, all of the Accounts and Inventory of the U.S. Credit Parties, any Chattel Paper, Documents or Instruments evidencing or relating to such Accounts or Inventory, Deposit Accounts and all Proceeds thereof, as defined in the U.S. Security Agreement.

         "U.S. Credit Parties" means the U.S. Borrowers and all of their U.S. Subsidiaries whether direct or indirect and whether now owned or hereafter acquired.

         "U.S. Dollar Equivalent" means such term as defined in Section 1.4.

         "U.S. GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.2.

         "U.S. Lenders" means the Lenders identified as such on Schedule 1.1A and such other Lenders as may be added in accordance with the terms of this Agreement.

         "U.S. Letter of Credit" means a Letter of Credit issued under the U.S. LOC Facility, as referenced in Section 2.2(a).

         "U.S. Lockbox" means such term as defined in Section 3.1.

         "U.S. Lockbox Account" means such term as defined in Section 3.1.

         "U.S. Lockbox Bank" means such term as defined in Section 3.1.

         "U.S. LOC Obligations" means LOC Obligations relating to U.S. Letters of Credit.

         "U.S. LOC Facility" means the Letter of Credit facility established pursuant to Section 2.2.

         "U.S. Maturity Date" means March 27, 2005.

         "U.S. Obligations" means the Obligations of the U.S. Borrowers.

         "U.S. Pledge Agreement" means the Pledge Agreement, of even date herewith, between the Administrative Agent and the U.S. Credit Parties, in the form attached hereto as Exhibit H-3.

         "U.S. Prime Rate" means the per annum rate of interest established from time to time by the Administrative Agent at its principal office in Charlotte, North Carolina (or such other principal office of the Administrative Agent as communicated in writing to the Borrowers and the Lenders) as its Prime Rate. Any change in the interest rate resulting from a change in the U.S. Prime Rate shall become effective as of 12:01 a.m. of the Business Day on which each change in the U.S. Prime Rate is announced by the Administrative Agent. The U.S. Prime Rate is a reference rate used by the Administrative Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

         "U.S. Revolving Loan Commitment" means $37,500,000 (U.S.), as such amount may be reduced in accordance with Section 2.10.

         "U.S. Revolving Loan Commitment Percentage" means, for each U.S. Lender, the percentage identified as its U.S. Revolving Loan Commitment Percentage opposite such U.S. Lender's name on Schedule 1.1A, as such percentage may be modified by assignment in accordance with the terms of this Agreement.

         "U.S. Revolving Loans" means the revolving loans made by the U.S. Lenders to the U.S. Borrowers pursuant to Section 2.1.

         "U.S. Security Agreement" means the Security Agreement, of even date herewith, between the Administrative Agent and the U.S. Credit Parties, in the form attached hereto as Exhibit H-1.

         "U.S. Subsidiary" means any direct or indirect Subsidiary of the U.S. Borrowers which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

         "U.S. Unutilized Revolving Commitment" means, for any period, the amount by which (a) the then applicable U.S. Revolving Loan Commitment exceeds
(b) the daily average sum for such period of the outstanding aggregate principal amount of all U.S. Revolving Loans plus the daily average balance of U.S. LOC Obligations for such period plus the Canadian Unutilized Revolving Commitment.

         "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         "Wachovia" means Wachovia Bank, N.A., having its principal office in North Carolina, and its successors and permitted assigns.

         "Wachovia Cash Collateral Accounts" means any Wachovia account established and maintained in the name of the U.S. Borrowers at Wachovia, with the Administrative Agent named as secured party thereon, into which funds transferred from any U.S. Lockbox will be deposited.

         "Wachovia Funding Account" means any account established and maintained in the name of the U.S. Borrowers at Wachovia, with the Administrative Agent named as secured party thereon.

         "2008 Senior Note Indenture" means the Indenture, dated as of August 4, 1998 by and among the Company and First Union National Bank, as trustee, as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof..

         "2008 Senior Noteholders" means a collective reference to the holders from time to time of the 2008 Senior Notes and "2008 Senior Noteholder" means any one of them.

         "2008 Senior Notes" means a reference to any one of the Company's $150,000,000 7 3/8% Senior Notes, due August, 2008 issued by the Company in favor of the 2008 Senior Noteholders pursuant to the 2008 Senior Note Indenture, as such 2008 Senior Notes may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof.

         "2009 Senior Note Indenture" means that certain Indenture dated as of March 27, 2002 by and among the Company, the Subsidiaries listed therein and Wachovia Bank, N.A., as Trustee, as such 2009 Senior Note Indenture may be amended, modified, restated, replaced or supplemented and in effect from time to time in accordance with the terms hereof.

         "2009 Senior Noteholders" means a collective reference to the holders from time to time of the 2009 Senior Notes and "2009 Senior Noteholder" means any one of them.

         "2009 Senior Notes" means a reference to any one of the Company's $120,000,000 10.5% Senior Notes, due April 1, 2009 issued by the Company in favor of the 2009 Senior Noteholders pursuant to the 2009 Senior Note Indenture, as such 2009 Senior Notes may be amended, modified, restated, replaced or supplemented and in effect from time to time in accordance with the terms hereof.

         1.2      ACCOUNTING TERMS.

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared in accordance with U.S. GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of U.S. GAAP applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements under Section
7.1 (or prior to the delivery of the first financial statements under Section
7.1 used in the preparation of the financial statements described in Section 6.6). In determining "pro forma" compliance with the financial covenants herein, as required pursuant to any provision hereof, any Indebtedness incurred or asset sale made or Acquisition completed shall be deemed to have been incurred, made or completed, as the case may be, on the first day of the four fiscal quarters most recently ended prior to such occurrence.

         The Borrowers shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 7.1, (a) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the most recent preceding annual or quarterly financial statements and (b) reasonable estimates of the difference between such statements arising as a consequence thereof.

         1.3 OTHER DEFINITIONAL PROVISIONS.

         Terms not otherwise defined herein which are defined in the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") shall have the meanings given them in the UCC. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to the Credit Agreement as a whole and not to any particular provision of this Credit Agreement, unless otherwise specifically provided. References in this Agreement to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing, computer disk, e-mail and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including", respectively. References to any times herein unless otherwise specified herein shall refer to Eastern Standard or Daylight time, as from time to time in effect.

         1.4 DOLLAR EQUIVALENT PROVISIONS.

         For the purpose of any provision of this Credit Agreement in which any limitation, requirement, condition, event or circumstance is expressed by reference to an amount in U.S. dollars: (a) any amount outstanding in Canadian Dollars shall be converted to an amount in U.S.

dollars (the "U.S. Dollar Equivalent") based on an exchange rate as of the relevant date(s) determined by the Canadian Agent in accordance with normal practices; and (b) such U.S. dollar amount shall be converted to an amount in Canadian Dollars (the "Canadian Dollar Equivalent) based on an exchange rate as of the relevant date(s) determined by the Canadian Agent in accordance with normal practices. The Canadian Agent shall use the applicable noon or closing exchange rate of the Bank of Canada as the basis for any such determinations.


                                   ARTICLE II

                               THE REVOLVING LOANS

         2.1      THE U.S. REVOLVING LOANS.

         (a) U.S. Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each U.S. Lender agrees, severally and not jointly, at any time and from time to time from the Effective Date to the U.S Maturity Date, to make revolving loans (each a "U.S. Revolving Loan" and collectively, the "U.S. Revolving Loans") in U.S. dollars to the U.S. Borrowers; provided, however, that
(i) the aggregate amount of U.S. Revolving Loans outstanding plus U.S. LOC Obligations outstanding at any one time may not exceed the lesser of the U.S. Borrowing Base and the U.S. Revolving Loan Commitment; (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time may not exceed the lesser of the Total Borrowing Base and $37,500,000 (U.S.); and (iii) with regard to each individual U.S. Lender, the U.S. Lender's pro rata share of outstanding U.S. Revolving Loans plus U.S. LOC Obligations outstanding shall not exceed such U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loan Commitment; provided, however, upon any Canadian Maturity Date occurring prior to the U.S. Maturity Date, the Borrowers shall be entitled to receive (and the Administrative Agent is hereby authorized by the Lenders to provide) a U.S. Revolving Loan in an amount which is sufficient to pay in full the Canadian Obligations so long as (i) the proceeds of such U.S. Revolving Loan are applied to repay in full the Canadian Obligations simultaneously with the making of such U.S. Revolving Loan and (ii) the Borrowers are in compliance with the foregoing provisions of this Section 2.1(a) immediately after such application and (iii) the Borrowers are in compliance in all respects with Section 5.2.

         U.S. Revolving Loans shall consist of U.S. Base Rate Loans or Eurodollar Loans (or a combination thereof) as the U.S. Borrowers may request, and the U.S. Borrowers may borrow, repay and reborrow in accordance with the terms hereof. The Administrative Agent shall have the continuing right to deduct reserves from the U.S. Borrowing Base, and to increase and decrease such reserves from time to time, if and to the extent that in the Administrative Agent's reasonable discretion, such reserves are necessary, including to protect the Administrative Agent's and/or Lender's interest in the U.S. Collateral or to protect the Administrative Agent against possible non-payment of Accounts for any reason by account debtors or possible diminution of the value of any of the U.S. Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts that could constitute a Default. The Administrative Agent may, at its option, or shall at the request of the Required Lenders, implement reserves by designating as ineligible a sufficient amount of the Account or Inventory that would otherwise be Eligible Accounts or Eligible Inventory, as the case may be, so as to reduce the U.S. Borrowing Base by the amount of the intended reserves.

         (b) Method of Borrowing for U.S. Revolving Loans.

                  (i) U.S. Base Rate Loans. By no later than 11:00 a.m., on the date of the request, the applicable U.S. Borrower shall submit a Notice of Borrowing to the Administrative Agent setting forth the amount requested, the desire to have such Revolving Loan made as a U.S. Base Rate Loan and complying in all respects with Section 5.2; provided, however, that certain U.S. Base Rate Loans may be made without a Notice of Borrowing in accordance with Section 2.7(a).

                  (ii) Eurodollar Loans. By no later than 11:00 a.m., three (3) Business Days prior to the date of the requested Eurodollar Loan, the applicable U.S. Borrower shall submit a Notice of Borrowing to the Administrative Agent setting forth the amount thereof, the desire to have such Revolving Loan made as a Eurodollar Loan, the Interest Period applicable thereto and complying in all respects with Section 5.2.

         2.2 U.S. LETTER OF CREDIT SUBFACILITY.

         (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall from time to time upon request issue, in U.S. dollars, and the U.S. Lenders shall participate in, letters of credit (the "U.S. Letters of Credit") for the account of the U.S. Borrowers or any of their U.S. Subsidiaries, from the Effective Date until the U.S. Maturity Date, in a form reasonably acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of U.S. LOC Obligations shall not at any time exceed $7,500,000 (U.S.), (ii) the sum of the aggregate amount of U.S. LOC Obligations outstanding plus U.S. Revolving Loans shall not exceed the lesser of the U.S. Borrowing Base and the U.S. Revolving Loan Commitment, (iii) with respect to each individual U.S. Lender, the U.S. Lender's pro rata share of outstanding U.S. Revolving Loans plus its pro rata share of outstanding U.S. LOC Obligations shall not exceed such U.S. Lender's Revolving Loan Commitment Percentage of the U.S. Revolving Loan Commitment and (iv) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time shall not exceed the lesser of the Total Borrowing Base and $37,500,000 (U.S.). The issuance and expiry date of each U.S. Letter of Credit shall be a Business Day. Except as otherwise expressly agreed upon by all the U.S. Lenders, no U.S. Letter of Credit shall have an original expiry date more than one year from the date of issuance, or as extended, shall have an expiry date extending beyond the U.S Maturity Date, except that prior to the U.S Maturity Date a U.S. Letter of Credit may be issued or extended with an expiry date extending beyond the U.S Maturity Date, if and to the extent that the U.S. Borrowers shall provide cash collateral to the Issuing Lender on the U.S. Maturity Date in an amount equal to the maximum amount available to be drawn under such U.S. Letter of Credit and the Required Lenders or the Issuing Lender shall not otherwise object. Each U.S. Letter of Credit shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of a U.S. Borrower or any of its U.S. Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by a U.S. Borrower or any of its U.S. Subsidiaries in the ordinary course of business. Each U.S. Letter of Credit shall comply with the related LOC Documents.

         (b) Notice and Reports. The request for the issuance of a U.S. Letter of Credit shall be submitted to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the U.S. Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and the expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent, promptly upon request, copies of the U.S. Letters of Credit.

         (c) Participations. Each U.S. Lender, upon issuance of a U.S. Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such U.S. Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its U.S. Revolving Loan Commitment Percentage of the obligations under such U.S. Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its U.S. Revolving Loan Commitment Percentage of the obligations arising under such U.S. Letter of Credit. Without limiting the scope and nature of each U.S. Lender's participation in any U.S. Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such U.S. Letter of Credit, each such U.S. Lender shall pay to the Issuing Lender its U.S. Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each U.S. Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the U.S. Borrowers or any other U.S. Credit Party to reimburse the Issuing Lender under any U.S. Letter of Credit, together with interest as hereinafter provided.

         (d) Reimbursement. In the event of any drawing under any U.S. Letter of Credit, the Issuing Lender will promptly notify the U.S. Borrowers. Unless the U.S. Borrowers shall immediately notify the Issuing Lender of its intent to otherwise reimburse the Issuing Lender, the U.S. Borrowers shall be deemed to have requested a U.S. Revolving Loan made as a U.S. Base Rate Loan, in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The U.S. Borrowers shall reimburse the Issuing Lender on the day of drawing under any U.S. Letter of Credit either with the proceeds of a U.S. Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the U.S. Borrowers shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the U.S. Base Rate, plus the sum of the Applicable Percentage for Base Rate Loans and two percent (2%). Subject to Section 2.2(k)(v), the U.S. Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment that the applicable account party or the U.S. Borrowers may claim or have against the Issuing Lender, the Administrative Agent, the U.S. Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation, any defense based on any failure of the applicable account party, the U.S. Borrowers or any other U.S. Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the U.S. Lenders of the amount of any unreimbursed drawing and each U.S. Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender, in Dollars and in immediately available funds, the amount of such U.S. Lender's Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such U.S. Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such U.S. Lender does not pay such amount to the Issuing Lender in full upon such request, such U.S. Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date the U.S. Lender received the notice regarding the unreimbursed drawing until such U.S. Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the U.S. Base Rate. Each U.S. Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a U.S. Lender to the Issuing Lender, such U.S. Lender shall, automatically and without any further action on the part of the Issuing Lender or such U.S. Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the U.S. Borrowers and the other applicable U.S. Credit Parties with respect thereto.

         (e) Repayment with Revolving Loans. On any day on which the U.S. Borrowers shall have requested, or been deemed to have requested, a U.S. Revolving Loan borrowing to reimburse a drawing under a U.S. Letter of Credit, the Administrative Agent shall give notice to the U.S. Lenders that a U.S. Revolving Loan has been requested or deemed requested in connection with a drawing under a U.S. Letter of Credit, in which case a U.S. Revolving Loan borrowing comprised solely of U.S. Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made from all U.S. Lenders (without giving effect to any termination of the Commitments pursuant to Section 9.2) pro rata based on each U.S. Lender's respective U.S. Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such U.S. Lender hereby irrevocably agrees to make such U.S. Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of U.S. Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) the failure of any such request or deemed request for U.S. Revolving Loans to be made by the time otherwise required hereunder, (v) the date of such Mandatory Borrowing, or (vi) any reduction in the U.S. Revolving Loan Commitment or any termination of the Commitments. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the U.S. Bankruptcy Code with respect to the U.S. Borrowers or any other U.S. Credit Party), then each such U.S. Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the U.S. Borrowers on or after such date and prior to such purchase) its Participation Interest in the outstanding U.S. LOC Obligations; provided, further, that in the event any U.S. Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such U.S. Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the U.S. Base Rate.

         (f) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, a U.S. Letter of Credit issued hereunder may contain a statement to the effect that such U.S. Letter of Credit is issued for the account of a U.S. Subsidiary of a U.S. Borrower; provided that notwithstanding such statement, such U.S. Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the U.S. Borrowers' reimbursement obligations hereunder with respect to such Letter of Credit.

         (g) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extensions to any U.S. Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new U.S. Letter of Credit hereunder.

         (h) Uniform Customs and Practices. The U.S. Letters of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP").

         (i) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the U.S. Lenders are only those expressly set forth in this Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any U.S. Lender to recover from the Issuing Lender any amounts made available by such U.S. Lender to the Issuing Lender pursuant to this Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a U.S. Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

         (j) Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document, this Agreement shall govern.

         (k) Indemnification of Issuing Lender.

                  (i) In addition to its other obligations under this Agreement, the U.S. Borrowers hereby agree to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any U.S. Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a U.S. Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                  (ii) As between the U.S. Borrowers and the Issuing Lender, the U.S. Borrowers shall assume all risks of the acts, omissions or misuse of any U.S. Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any U.S. Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any U.S. Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a U.S. Letter of Credit to comply fully with conditions required in order to draw upon a U.S. Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
         (E) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a U.S. Letter of Credit or of the proceeds thereof; and (F) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (iii)In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any U.S. Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the U.S. Borrowers or any U.S. Credit Party. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the U.S. Letters of Credit, all of which risks are hereby assumed by the U.S. Borrowers, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any U.S. Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (iv)Nothing in this subsection (k) is intended to limit the reimbursement obligation of the U.S. Borrowers contained in this
         Section 2.2. The obligations of the U.S. Borrowers under this subsection (k) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a U.S. Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

                  (v)Notwithstanding anything to the contrary contained in this subsection (k), the U.S. Borrowers shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction. Nothing in this Agreement shall relieve the Issuing Lender of any liability to the U.S. Borrowers in respect of any action taken by the Issuing Lender which action constitutes gross negligence or willful misconduct of the Issuing Lender or a violation of the UCP or Uniform Commercial Code (as applicable), as determined by a court of competent jurisdiction.

         2.3 THE CANADIAN REVOLVING LOANS.

         (a) Canadian Revolving Loan Commitment. Subject to the terms and conditions set forth herein, each Canadian Lender agrees, severally and not jointly, at any time and from time to time from the Effective Date to the Canadian Maturity Date, to make revolving loans (each a "Canadian Revolving Loan" and collectively, the "Canadian Revolving Loans") to the Canadian Borrowers in Canadian Dollars or U.S. Dollars, as requested by the Canadian Borrowers; provided, however, that (i) the aggregate amount of

Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time may not exceed the lesser of the Canadian Borrowing Base and the Canadian Revolving Loan Commitment; (ii) the aggregate amount of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time may not exceed the lesser of the Total Borrowing Base and $37,500,000 (U.S.); and (iii) with regard to each individual Canadian Lender, the Canadian Lender's pro rata share of Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding plus such Canadian Lender's pro rata share of the aggregate Face Amount of Bankers' Acceptances at any one time shall not exceed such Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Loan Commitment. Canadian Revolving Loans shall consist of Canadian Base Rate Loans, Eurodollar Loans or the creation of Bankers' Acceptances (or a combination thereof) as the Canadian Borrowers may request and the Canadian Borrowers may borrow, repay and reborrow in accordance with the terms hereof. All Canadian Revolving Loans advanced on the Effective Date shall be Canadian Base Rate Loans and may thereafter be converted to Eurodollar Loans in accordance with Section
4.1. The Administrative Agent shall have the continuing right to deduct reserves from the Canadian Borrowing Base, and to increase and decrease such reserves from time to time, if and to the extent that in the Administrative Agent's reasonable discretion, such reserves are necessary, including to protect the Lenders' interest in the Canadian Collateral or to protect the Administrative Agent against possible non-payment of Accounts for any reason by account debtors or possible diminution of the value of any of the Canadian Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts that could constitute a Default. The Administrative Agent may, at its option, or shall at the request of the Required Lenders, implement reserves by designating as ineligible a sufficient amount of the Account or Inventory that would otherwise be Eligible Accounts or Eligible Inventory, as the case may be, so as to reduce the Canadian Borrowing Base by the amount of the intended reserves.

         (b) Method of Borrowing for Canadian Revolving Loans.

                  (i) Canadian Base Rate Loans. By no later than 11:00 a.m., Toronto, Ontario time, on the date of the request, the applicable Canadian Borrower shall submit a Notice of Borrowing to the Canadian Agent and the Administrative Agent setting forth the amount requested, the desire to have such Revolving Loan made as a CA U.S. Base Rate Loan or a Canadian Prime Rate Loan and complying in all respects with
         Section 5.2; provided, however, that certain Canadian Base Rate Loans may be made without a Notice of Borrowing in accordance with Section 2.7(b). All or any portion of such CA U.S. Base Rate Loans may be converted into Eurodollar Loans and all or any portion of such Canadian Prime Rate Loans may be converted into Bankers' Acceptances, in each case, in accordance with the terms of Section 4.1.

                  (ii) Eurodollar Loans. By no later than 11:00 a.m., Toronto, Ontario time, three (3) Business Days prior to the date of the requested Canadian Revolving Loan, the applicable Canadian Borrower shall submit a Notice of Borrowing to the

         Canadian Agent and the Administrative Agent setting forth the amount thereof, the desire to have such Revolving Loan made as a Eurodollar Loan, the Interest Period applicable thereto, and complying in all respects with Section 5.2.

                  (iii) Bankers' Acceptances. In addition to Canadian Base Rate Loans and Eurodollar Loans, the Canadian Revolving Loan Commitment may be utilized by the creation of Bankers' Acceptances pursuant to Section
         2.5 hereof.

         2.4 CANADIAN LETTER OF CREDIT FACILITY.

         (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien not otherwise contemplated by this Agreement to be given by any Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party under this Agreement), the Issuing Lender shall from time to time upon request issue, in U.S. Dollars or Canadian Dollars, and the Canadian Lenders shall participate in, letters of credit (the "Canadian Letters of Credit") for the account of the Canadian Borrowers or any of their Canadian Subsidiaries, from the Effective Date until the Canadian Maturity Date, in a form reasonably acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of Canadian LOC Obligations shall not at any time exceed $7,500,000 (U.S.), (ii) the sum of the aggregate amount of Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time shall not exceed the lesser of the Canadian Borrowing Base and the Canadian Revolving Loan Commitment, (iii) with respect to each individual Canadian Lender, the Canadian Lender's pro rata share of outstanding Canadian Revolving Loans plus its pro rata share of outstanding Canadian LOC Obligations plus its pro rata share of the Face Amount of Bankers' Acceptances outstanding shall not exceed such Canadian Lender's Revolving Loan Commitment Percentage of the Canadian Revolving Loan Commitment and (iv) the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances at any one time shall not exceed the lesser of the Total Borrowing Base and $37,500,000 (U.S.). The issuance and expiry date of each Canadian Letter of Credit shall be a Business Day. Except as otherwise expressly agreed upon by all the Canadian Lenders, no Canadian Letter of Credit shall have an original expiry date extending beyond the Canadian Maturity Date, except that prior to the Canadian Maturity Date a Canadian Letter of Credit may be issued or extended with an expiry date extending beyond the Canadian Maturity Date, if and to the extent that the Canadian Borrowers shall provide cash collateral to the Issuing Lender on the Canadian Maturity Date in an amount equal to the maximum amount available to be drawn under such Canadian Letter of Credit and the Required Lenders or the Issuing Lender shall not otherwise object. Each Canadian Letter of Credit shall be either (x) a standby letter of credit issued to support the obligations (including pension or insurance obligations), contingent or otherwise, of the Canadian Borrowers or any of their Canadian Subsidiaries, or (y) a commercial letter of credit in respect of the purchase of goods or services by the Canadian

Borrowers or any of their Canadian Subsidiaries in the ordinary course of business. Each Canadian Letter of Credit shall comply with the related LOC Documents.

         (b) Notice and Reports. The request for the issuance of a Canadian Letter of Credit shall be submitted to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Canadian Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and the expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent, promptly upon request, copies of the Canadian Letters of Credit.

         (c) Participations. Each Canadian Lender, upon issuance of a Canadian Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Canadian Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Canadian Revolving Loan Commitment Percentage of the obligations under such Canadian Letter of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its Canadian Revolving Loan Commitment Percentage of the obligations arising under such Canadian Letter of Credit. Without limiting the scope and nature of each Canadian Lender's participation in any Canadian Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Canadian Letter of Credit, each such Canadian Lender shall pay to the Issuing Lender its Canadian Revolving Loan Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Canadian Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Canadian Borrowers or any other Canadian Credit Party to reimburse the Issuing Lender under any Canadian Letter of Credit, together with interest as hereinafter provided.

         (d) Reimbursement. In the event of any drawing under any Canadian Letter of Credit, the Issuing Lender will promptly notify the Canadian Borrowers. Unless the Canadian Borrowers shall immediately notify the Issuing Lender of their intent to otherwise reimburse the Issuing Lender, the Canadian Borrowers shall be deemed to have requested a Canadian Revolving Loan made as a Canadian Base Rate Loan at the Canadian Prime Rate or the CA U.S. Prime Rate, as appropriate, in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Canadian Borrowers shall reimburse the Issuing Lender on the day of drawing under any Canadian Letter of Credit either with the proceeds of a Canadian Revolving Loan obtained hereunder or otherwise in same day funds as provided herein or in the LOC Documents. If the Canadian Borrowers shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Canadian Prime Rate or the CA U.S. Prime Rate, as appropriate, plus the sum of the Applicable Percentage for Base Rate Loans and two percent (2%). Subject to Section 2.4(k)(v), the Canadian Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of (but without waiver of) any rights of set-off, counterclaim or defense to payment the applicable account party or the Canadian Borrowers may claim or have against the Issuing Lender, the Administrative Agent, the Canadian Agent, the Canadian Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation, any defense based on any failure of the applicable account party, the Canadian Borrowers or any other Canadian Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the Canadian Lenders of the amount of any unreimbursed drawing and each Canadian Lender shall promptly pay to the Canadian Agent for the account of the Issuing Lender, in immediately available funds, the amount of such Canadian Lender's Revolving Loan Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Canadian Lender from the Issuing Lender if such notice is received at or before 2:00 p.m., otherwise such payment shall be made at or before 12:00 Noon on the Business Day next succeeding the day such notice is received. If such Canadian Lender does not pay such amount to the Issuing Lender in full upon such request, such Canadian Lender shall, on demand, pay to the Canadian Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date the Canadian Lender received the notice regarding the unreimbursed drawing until such Canadian Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Canadian Prime Rate for Loans made in Canadian Dollars or the CA U.S. Prime Rate for Loans made in U.S. Dollars, as appropriate. Each Canadian Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Canadian Lender to the Issuing Lender, such Canadian Lender shall, automatically and without any further action on the part of the Issuing Lender or such Canadian Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the Canadian LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Canadian Borrowers and the other Canadian Credit Parties with respect thereto.

         (e) Repayment with Revolving Loans. On any day on which the Canadian Borrowers shall have requested, or been deemed to have requested, a Canadian Revolving Loan borrowing to reimburse a drawing under a Canadian Letter of Credit, the Canadian Agent shall give notice to the Canadian Lenders that a Canadian Revolving Loan has been requested or deemed requested in connection with a drawing under a Canadian Letter of

Credit, in which case a Canadian Revolving Loan borrowing comprised solely of Canadian Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made from all Canadian Lenders (without giving effect to any termination of the Commitments pursuant to Section 11.2) pro rata based on each Canadian Lender's respective Canadian Revolving Loan Commitment Percentage and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective Canadian LOC Obligations. Each such Canadian Lender hereby irrevocably agrees to make such Canadian Revolving Loans immediately upon any such request or deemed request on account of each such Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Canadian Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or Event of Default then exists, (iv) the failure of any such request or deemed request for Canadian Revolving Loans to be made by the time otherwise required hereunder,
(v) the date of such Mandatory Borrowing, or (vi) any reduction in the Canadian Revolving Loan Commitment or any termination of the Commitments. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the U.S. Bankruptcy Code (or applicable Canadian bankruptcy law) with respect to the Canadian Borrowers or any other Canadian Credit Party), then each such Canadian Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Canadian Borrowers on or after such date and prior to such purchase) its Participation Interest in the outstanding Canadian LOC Obligations; provided, further, that in the event any Canadian Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Canadian Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Canadian Prime Rate, plus two percent (2%).

         (f) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, a Canadian Letter of Credit issued hereunder may contain a statement to the effect that such Canadian Letter of Credit is issued for the account of a Canadian Subsidiary of the Canadian Borrowers; provided that notwithstanding such statement, the Canadian Borrowers shall be the actual account parties for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Canadian Borrowers' reimbursement obligations hereunder with respect to such Letter of Credit.

         (g) Modification and Extension. The issuance of any supplement, modification, amendment, renewal, or extensions to any Canadian Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Canadian Letter of Credit hereunder.

         (h) Uniform Customs and Practices. The Canadian Letters of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP"). ---

         (i) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Canadian Lenders are only those expressly set forth in this Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.4 shall be deemed to prejudice the right of any Canadian Lender to recover from the Issuing Lender any amounts made available by such Canadian Lender to the Issuing Lender pursuant to this
Section 2.4 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Canadian Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

         (j) Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document, this Agreement shall govern.

         (k) Indemnification of Issuing Lender.

                  (i) In addition to its other obligations under this Agreement, the Canadian Borrowers hereby agree to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Canadian Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Canadian Letter of Credit as a result of any Government Act.

                  (ii) As between the Canadian Borrowers and the Issuing Lender, the Canadian Borrowers shall assume all risks of the acts, omissions or misuse of any Canadian Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Canadian Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Canadian Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Canadian Letter of Credit to comply fully with conditions required in order to draw upon a Canadian Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Canadian Letter of Credit or of the proceeds thereof; and (F) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Canadian Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Canadian Borrowers or any other Canadian Credit Party. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Canadian Letters of Credit, all of which risks are hereby assumed by the Canadian Borrowers, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, as a result of any Government Act. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Canadian Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (iv) Nothing in this subsection (k) is intended to limit the reimbursement obligation of the Canadian Borrowers contained in this
         Section 2.4. The obligations of the Canadian Borrowers under this subsection (k) shall survive the termination of this Agreement. No act or omission of any current or prior beneficiary of a Canadian Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

                  (v) Notwithstanding anything to the contrary contained in this subsection (k), the Canadian Borrowers shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction. Nothing in this Agreement shall relieve the Issuing Lender of any liability to the Canadian Borrowers in respect of any action taken by the Issuing Lender which action constitutes gross negligence or willful misconduct of the Issuing Lender or a violation of the UCP or Uniform Commercial Code (as applicable), as determined by a court of competent jurisdiction.

         2.5 BANKERS' ACCEPTANCES.

         (a) Form.

                  (i) To facilitate the acceptance of Bankers' Acceptances hereunder, the Canadian Borrowers hereby appoint each Canadian Lender as its attorney to sign and endorse on its behalf, as and when considered necessary by such Canadian Lender, an appropriate number of orders in the form prescribed by such Canadian Lender.

                  (ii) Each Canadian Lender may, at its option, execute any order in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and the Canadian Lenders are hereby authorized to accept or pay, as the case may be, any order of the Canadian Borrowers which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of such Canadian Lender. Any such order or Bankers' Acceptance shall be as valid as if he or she were an authorized officer at the date of issue of the order or Bankers' Acceptance.

                  (iii) Any order signed by a Canadian Lender as attorney for the Canadian Borrowers, whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by the Canadian Agent or any Canadian Lender to all intents and purposes and shall bind the Canadian Borrowers as if duly signed and issued by the Canadian Borrowers.

                  (iv) The receipt by the Canadian Agent of a notice under
         Section 2.5(d) requesting Bankers' Acceptances shall be each Canadian Lender's sufficient authority to execute, and each Canadian Lender shall, subject to the terms and conditions of this Credit Agreement, execute orders in accordance with such request, and the orders so executed shall thereupon be deemed to have been presented for acceptance.

         (b) Issuance. Subject to the terms and conditions hereof and of the BA Documents executed in connection with the creation of each Banker's Acceptance and any other terms and conditions which the Canadian Lenders may reasonably require (so long as such terms and conditions do not impose any financial obligation on or require any Lien (not otherwise contemplated by this Credit Agreement) to be given by the Canadian Borrowers or any other Credit Party or conflict with any obligation of, or detract from any action which may be taken by, any Credit Party under this Agreement), each Canadian Lender agrees, severally and not jointly, at any time and from time to time (from the Effective Date to the Canadian Maturity Date or such earlier date on which the Canadian Revolving Loan Commitment has been terminated as provided herein), to create Bankers' Acceptances by accepting orders of the Canadian Borrowers presented to it for acceptance equal to such Canadian Lender's Canadian Revolving Loan Commitment Percentage of such Bankers' Acceptances as the Canadian Borrowers may request on such date; provided, however, that (i) the sum of the aggregate Face Amount of Bankers' Acceptances outstanding plus the aggregate amount of Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding shall not exceed the Canadian Revolving Loan Commitment, (ii) with respect to each individual Canadian Lender, such Lender's pro rata share of outstanding Canadian Revolving Loans plus its pro rata share of outstanding Canadian LOC Obligations plus its pro rata share of the Face Amount of Bankers' Acceptances outstanding shall not exceed such Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Loan Commitment, and (iii) if the Face Amount of a Bankers' Acceptance, which would otherwise be accepted by a Canadian Lender, would not be C$100,000 or a larger multiple thereof, such Face Amount shall be increased or reduced by the Canadian Agent in its discretion to the nearest multiple of C$100,000. Upon the acceptance of any order of the Canadian Borrowers pursuant hereto, the Canadian Borrowers shall pay to each of the applicable Canadian Lenders, in advance, the Acceptance Fee. Forthwith after each request for drawdown of, continuation of or conversion into Bankers' Acceptances, the Canadian Agent shall notify each Canadian Lender of the amount of Bankers' Acceptances to be accepted by such Canadian Lender. The Canadian Borrowers shall as soon as practical deliver to the Canadian Agent a notice confirming the issuance of Bankers' Acceptances and specifying the BA Discount Proceeds derived therefrom. For greater certainty, with respect to each extension of credit by way of Bankers' Acceptances, each Bankers' Acceptance shall have the same term and, upon sale, each Bankers' Acceptance shall be discounted at the Applicable BA Discount Rate.

         (c) Requirements of Bankers' Acceptances. Each Bankers' Acceptance shall comply with the related BA Documents and shall be executed by the Canadian Borrowers and presented to the Canadian Lenders pursuant to such procedures as are provided for in such BA Documents or as otherwise provided or required by a Canadian Lender. The creation and maturity date of each Bankers' Acceptance shall be a Business Day and no Bankers' Acceptance shall have a maturity date later than the Canadian Maturity Date.

         (d) Method of Requesting a Bankers' Acceptance. By no later than 11:00 a.m., Toronto, Ontario time, two Business Days prior to the date of the requested Bankers' Acceptance, the Canadian Borrowers shall submit an irrevocable notice, substantially in the form of Exhibit G, to the Canadian Agent setting forth the aggregate amount of Bankers' Acceptances requested and the maturity date of the requested Bankers' Acceptances which shall be from 30 up to 180 days, at the election of the Canadian Borrowers, and complying in all respects with subsection 5.2.

         (e) Safekeeping of Orders. Any executed orders to be used as Bankers' Acceptances which are delivered to a Canadian Lender shall be held in safekeeping with the same degree of care as if they were such Canadian Lender's own property, and shall be kept at the place at which such orders are ordinarily held by such Canadian Lender, provided that such Canadian Lender shall not be deemed to be an insurer thereof.

         (f) Maturity/Continuations. The Canadian Borrowers shall pay to the Canadian Agent, and there shall become due and payable, at 1:00 p.m., Toronto, Ontario time, on the maturity date for each Bankers' Acceptance an amount in Canadian Dollars in same day funds equal to the Face Amount of such Bankers' Acceptance (notwithstanding that any Canadian Lender which accepted any such Bankers' Acceptance may be the holder thereof at maturity); provided, however, that subject to Section 4.10 and provided that the Canadian Borrowers have, by giving notice in accordance with Section 2.5(d) or Section 4.1, requested the Canadian Lenders to accept its orders to replace all or a portion of outstanding Bankers' Acceptances as they mature, each Canadian Lender shall, on the maturity of such Bankers' Acceptances, accept the Canadian Borrowers' order(s) having an aggregate Face Amount equal to such Canadian Lender's pro rata share of such new Face Amount as will result in the aggregate BA Discount Proceeds, net of the Acceptance Fees, of the new order(s) being equal to (or, due to the operation of 2.5(h), exceeding to the least extent possible) the aggregate Face Amount of the matured Bankers' Acceptances or the portion thereof to be replaced.

         (g) Repayments Prior to Maturity. Repayment of the Face Amount of a Bankers' Acceptance may be made, prior to the maturity date thereof, by the Canadian Borrowers to the Canadian Lender which has accepted such Bankers' Acceptance, but the amount repaid shall be held on deposit by such Canadian Lender until the maturity date of such Bankers' Acceptance. The Canadian Borrowers shall be entitled to the benefit of any interest accruing on such deposit, and on the maturity date of such Bankers' Acceptance, such Canadian Lender shall apply such interest in payment of amounts owed by the Canadian Borrowers hereunder. Any such repayment of the Face Amount of a Bankers' Acceptance by the Canadian Borrowers to a Canadian Lender shall satisfy the Canadian Borrowers' obligations under the Bankers' Acceptance so repaid, and such Canadian Lender shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

         (h) Minimum Amounts. Each request for Bankers' Acceptances shall be in a minimum aggregate amount of C$1,000,000 and in an integral multiple of C$100,000 above such amount. The Face Amount of each Bankers' Acceptance created hereunder shall be C$100,000 or any multiple thereof.

                  (i) Funding of Bankers' Acceptances.

                           (i) Subject to subsections (ii) and (iii) below, each
                  Canadian Lender shall, not later than 1:00 p.m., Toronto, Ontario time, on the date of creation of Bankers' Acceptances, accept orders of the Canadian Borrowers which are presented to it for acceptance in an amount equal to each Canadian Lender's Canadian Revolving Loan Commitment Percentage of the aggregate Face Amounts of Bankers' Acceptances created on such date; provided, however, that if the Face Amount of a Banker's Acceptance, which would otherwise be accepted by a Canadian Lender, would not be C$100,000 or a larger multiple thereof, such Face Amount shall be increased or reduced by the Canadian Agent in its discretion to the nearest multiple of C$100,000. Subject to the provisions hereof, the Canadian Agent shall be responsible for making all necessary arrangements with each of the Canadian Lenders with respect to the acceptance of Bankers' Acceptances.

                           (ii) Each Canadian Lender shall transfer to the
                  Canadian Agent for value on such creation date immediately available Canadian Dollars in an aggregate amount equal to the BA Discount Proceeds of all Bankers' Acceptances accepted and sold or purchased by such Canadian Lender on such date net of the applicable Acceptance Fee and net of the amount required to pay any of its previously accepted Bankers' Acceptances that are maturing on such date or its percentage of any Canadian Revolving Loan that is being converted to Bankers' Acceptances on such date.

                           (iii) Subject to subsection 4.10, in the sole
                  judgment of a Canadian Lender, if such Canadian Lender is unable to create a Bankers' Acceptance in accordance with this Agreement, such Canadian Lender shall give an irrevocable notice to such effect to the Canadian Agent and the Canadian Borrowers prior to 11:00 a.m., Toronto, Ontario time, on the date of the requested creation of the Bankers' Acceptances. Such Canadian Lender shall make available to the Canadian Borrowers prior to 1:00 p.m., Toronto, Ontario time, one Business Day prior to the date of such requested Bankers' Acceptance, a Canadian Dollar loan in a principal amount equal to the BA Discount Proceeds of such Canadian Lender's pro rata share of the aggregate of the Face Amounts of Bankers' Acceptances to be created on such date and all of such Canadian Dollar loans to be made pursuant to this Section 2.5(i)(iii) on such date, such loan to be funded in the same manner as the Bankers' Acceptances provided by the other Canadian Lenders. Such loan shall have the same term as the Bankers' Acceptance for which it is a substitute and shall bear such interest per annum throughout the term thereof as shall permit such Canadian Lender to obtain the same effective rate as if such Canadian Lender had accepted and purchased a Bankers' Acceptance at the same Acceptance Fee and pricing at which the Canadian Agent would have accepted and purchased such Bankers' Acceptance on the bid side of the market at approximately 1:00 p.m., Toronto, Ontario time, on the date such loan is made. The Canadian Borrowers hereby agree that if such loan is made by a Canadian Lender interest shall be payable in advance on the date of such loan by deducting the interest payable in respect thereof from the principal amount of such loan. The Canadian Borrowers hereby acknowledge that Congress Financial Corporation (Canada) ("CFCC") is unable to create Bankers' Acceptances in accordance with this agreement. CFCC shall be deemed to have given notice to the Canadian Agent that it is unable to create a Bankers' Acceptance with respect to all requests by Canadian Borrowers to create Bankers' Acceptances and shall make Canadian Dollar Revolving Loans available in accordance with the provisions of this
                  Section 2.5(i) (iii) in respect of all such requests.

                           The Canadian Agent shall promptly inform the
                  Administrative Agent of the creation of Bankers' Acceptances and the terms thereof. No Canadian Lender shall be responsible for the failure or delay by any other Canadian Lender in its obligation to create Bankers' Acceptances hereunder; provided, however, that the failure of any Canadian Lender to fulfill its Commitment hereunder shall not relieve any other Canadian Lender of its Commitment hereunder.

         2.6 MINIMUM AMOUNTS OF LOANS.

         Revolving Loans shall be in minimum principal amounts of $500,000 and in $100,000 increments in excess thereof. Revolving Loans made as Eurodollar Loans shall be in minimum principal amounts of $1,000,000 and in $100,000 increments in excess thereof. No more than four (4) Canadian Eurodollar Loans and four (4) U.S. Eurodollar Loans shall be outstanding hereunder at any one time. For the purposes of this Section, (i) Eurodollar Loans with the same Interest Period shall be considered as one Eurodollar Loan and (ii) Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, conversions and continuations may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period.

         2.7 FUNDING OF LOANS TO BORROWERS.

         (a) U.S. Revolving Loans.

         (i) Upon receipt of a Notice of Borrowing requesting U.S. Revolving Loans, the Administrative Agent shall promptly inform the U.S. Lenders as to the terms thereof. Each U.S. Lender will make its pro rata share of each U.S. Revolving Loan available to the Administrative Agent by 1:00 p.m. (EST), on the date specified in the Notice of Borrowing by deposit (in U.S. dollars) of immediately available funds at the offices of the Administrative Agent at the address provided in Section 14.1, or at such other address as the Administrative Agent may designate in writing. All U.S. Revolving Loans shall be made by the U.S. Lenders pro rata on the basis of each U.S. Lender's U.S. Revolving Loan Commitment Percentage. The amount of the U.S. Revolving Loans will then be made available to the U.S. Borrowers by the Administrative Agent by crediting the account of the U.S. Borrowers on the books of such office of the Administrative Agent to the extent of the amount of such U.S. Revolving Loans are made available to the Administrative Agent.

         (ii) Because the U.S. Borrowers anticipate requesting borrowings of U.S. Revolving Loans on a daily basis and repaying U.S. Revolving Loans on a daily basis through the collection of Accounts and the proceeds of other Collateral, resulting in the amount of outstanding U.S. Revolving Loans fluctuating from day to day, in order to administer the U.S. Revolving Loans in an efficient manner and to minimize the transfer of funds between the Administrative Agent and the U.S. Lenders, the U.S. Lenders hereby instruct the Administrative Agent, and the Administrative Agent may (but is not obligated to)
(A) make available, on behalf of the U.S. Lenders, the full amount of all U.S. Revolving Loans requested by the U.S. Borrowers (by telephone, followed by written confirmation) not to exceed $5,000,000 in the aggregate at any one time outstanding without requiring that the U.S. Borrowers give the Administrative Agent a written Notice of Borrowing with respect to such borrowing and without giving each U.S. Lender prior notice of the proposed borrowing, of such U.S. Lender's Revolving Loan Commitment Percentage thereof and the other matters covered by the Notice of Borrowing and (B) if the Administrative Agent has made any such amounts available as provided in clause (A), upon repayment of U.S. Revolving Loans by the U.S. Borrowers, apply such amounts repaid directly to the amounts made available by the Administrative Agent in accordance with clause (A) and not yet settled as described below; provided that the Administrative Agent shall not advance funds as described in clause (A) above if the Administrative Agent has actually received prior to such borrowing (1) an officer's certificate from the Company or any U.S. Borrower pursuant to and in accordance with Section 7.1(d) that a Default or Event of Default is in existence, which Default or Event of Default has not been cured or waived in accordance with the terms hereof, or (2) a Notice of Borrowing with respect to such borrowing from any U.S. Borrower wherein the certification provided therein states that the conditions to the making of the requested U.S. Revolving Loans have not been satisfied or (3) a written notice from any U.S. Lender that the conditions to such borrowing have not been satisfied, which officer's certificate, Notice of Borrowing or notice, in each case, shall not have been rescinded.

         During any Cash Dominion Period, proceeds of U.S. Revolving Loans made pursuant to this Section 2.7(a)(ii) shall be transferred directly to the Wachovia Funding Account and applied to the payment of control disbursement checks and other appropriate charges to such account designated from time to time by the U.S. Borrowers or as otherwise provided for herein and in the other Credit Documents. Wire transfers on any Business Day from the Wachovia Funding Account must be specifically requested by the U.S. Borrowers by telecopy by no later than 1:00 P.M. (Eastern time) on such Business Day.

         If the Administrative Agent advances U.S. Revolving Loans on behalf of the U.S. Lenders, as provided in the immediately preceding paragraphs, the amount of outstanding U.S. Revolving Loans and each U.S. Lender's U.S. Revolving Loan Commitment Percentage thereof shall be computed weekly rather than daily and shall be adjusted upward or downward on the basis of the amount of outstanding U.S. Revolving Loans as of 5:00 P.M. on the Business Day immediately preceding the date of each computation; provided, however, that the Administrative Agent retains the absolute right at any time or from time to time to make the aforedescribed adjustments at intervals more frequent than weekly. The Administrative Agent shall deliver to each of the U.S. Lenders after the end of each week, or such lesser period or periods as the Administrative Agent shall determine, a summary statement of the amount of outstanding U.S. Revolving Loans for such period (such week or lesser period or periods being hereafter referred to as a "Settlement Period"). If the summary statement is sent by the Administrative Agent and received by the U.S. Lenders prior to 12:00 Noon on any Business Day each U.S. Lender shall make the transfers described in the next succeeding sentence no later than 3:00 P.M. on the day such summary statement was sent; and if such summary statement is sent by the Administrative Agent and received by the U.S. Lenders after 12:00 Noon on any Business Day, each U.S. Lender shall make such transfers no later than 3:00 P.M. on the next succeeding Business Day. If in any Settlement Period, the amount of a U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loans is in excess of the amount of U.S. Revolving Loans actually funded by such U.S. Lender, such U.S. Lender shall forthwith (but in no event later than the time set forth in the next preceding sentence) transfer to the Administrative Agent by wire transfer in immediately available funds the amount of such excess; and, on the other hand, if the amount of a U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loans in any Settlement Period is less than the amount of U.S. Revolving Loans actually funded by such U.S. Lender, the Administrative Agent shall forthwith transfer to such U.S. Lender by wire transfer in immediately available funds the amount of such difference. The obligation of each of the U.S. Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by the Administrative Agent.

         Each of the Administrative Agent and the U.S. Lenders agree to mark their respective books and records at the end of each Settlement Period to show at all times the dollar amount of their respective U.S. Revolving Loan Commitment Percentages of the outstanding U.S. Revolving Loans. Because the Administrative Agent on behalf of the U.S. Lenders may be advancing and/or may be repaid U.S. Revolving Loans prior to the time when the U.S. Lenders will actually advance and/or be repaid U.S. Revolving Loans, interest with respect to U.S. Revolving Loans shall be allocated by the Administrative Agent to each U.S. Lender (including the Administrative Agent) in accordance with the amount of U.S. Revolving Loans actually advanced by and repaid to each U.S. Lender (including the Administrative Agent) during each Settlement Period and shall accrue from and including the date such U.S. Revolving Loans are advanced by the Administrative Agent to but excluding the date such U.S. Revolving Loans are repaid by the U.S. Borrowers in accordance with Section 4.3 or actually settled by the applicable U.S. Lender as described in this Section 2.7(a)(ii). For purposes hereof, the U.S. Revolving Loans shall be deemed paid as and to the extent set forth in Section 3.1(b). All such U.S. Revolving Loans shall be made as U.S. Base Rate Loans.

         (b) Canadian Revolving Loans.

         (i) Upon receipt of a Notice of Borrowing requesting a Canadian Revolving Loan, the Canadian Agent shall promptly inform the Canadian Lenders of the receipt thereof. Each Canadian Lender will make its pro rata share of such Canadian Revolving Loan available to the Canadian Agent by 12:00 noon, Toronto, Ontario time, on the date specified in the Notice of Borrowing by deposit (in Canadian Dollars or U.S. dollars, as appropriate, as requested by the Canadian Borrowers) of immediately available funds at the office of the Canadian Agent at the address provided in Section 14.1. All Canadian Revolving Loans shall be made by the Canadian Lenders pro rata on the basis of each Canadian Lender's Canadian Revolving Loan Commitment Percentage. The amount of the Canadian Revolving Loans will then be made available to the applicable Canadian Borrower by the Canadian Agent by crediting the account of such Canadian Borrower on the books of such office of the Canadian Agent to the extent of the amount of such Canadian Revolving Loan made available to the Canadian Agent.

         (ii) Because the Canadian Borrowers anticipate requesting borrowings of Canadian Revolving Loans on a daily basis and repaying Canadian Revolving Loans on a daily basis through the collection of Accounts and the proceeds of other Collateral, resulting in the amount of outstanding Canadian Revolving Loans fluctuating from day to day, in order to administer the Canadian Revolving Loans in an efficient manner and to minimize the transfer of funds between the Canadian Agent and the Canadian Lenders, the Canadian Lenders hereby instruct the Canadian Agent, and the Canadian Agent may (but is not obligated to) (A) make available, on behalf of the Canadian Lenders, the full amount of all Canadian Revolving Loans requested by the Canadian Borrowers (by telephone, followed by written confirmation) not to exceed $5,000,000 in the aggregate at any one time outstanding without requiring that the Canadian Borrowers give the Canadian Agent a written Notice of Borrowing with respect to such borrowing and without giving each Canadian Lender prior notice of the proposed borrowing, of such Canadian Lender's Revolving Loan Commitment Percentage thereof and the other matters covered by the Notice of Borrowing and (B) if the Canadian Agent has made any such amounts available as provided in clause (A), upon repayment of Canadian Revolving Loans by the Canadian Borrowers, apply such amounts repaid directly to the amounts made available by the Canadian Agent in accordance with clause (A) and not yet settled as described below; provided that the Canadian Agent shall not advance funds as described in clause (A) above if the Canadian Agent has actually received prior to such borrowing (1) an officer's certificate from the Company pursuant to and in accordance with Section 7.1(d) that a Default or Event of Default is in existence, which Default or Event of Default has not been cured or waived in accordance with the terms hereof, or (2) a Notice of Borrowing with respect to such borrowing from the Canadian Borrowers wherein the certification provided therein states that the conditions to the making of the requested Canadian Revolving Loans have not been satisfied or (3) a written notice from any Canadian Lender that the conditions to such borrowing have not been satisfied, which officer's certificate, Notice of Borrowing or notice, in each case, shall not have been rescinded.

         During any Cash Dominion Period, proceeds of Canadian Revolving Loans made pursuant to this Section 2.7(b)(ii) shall be transferred directly to the applicable Canadian Cash Collateral Account and applied to the payment of control disbursement checks and other appropriate charges to such account designated from time to time by the Canadian Borrowers or as otherwise provided for herein and in the other Credit Documents. Wire transfers on any Business Day from the Canadian Cash Collateral Account must be specifically requested by the Canadian Borrowers by telecopy by no later than 12:00 noon (Toronto, Ontario time) on such Business Day.

         If the Canadian Agent advances Canadian Revolving Loans on behalf of the Canadian Lenders, as provided in the immediately preceding paragraphs, the amount of outstanding Canadian Revolving Loans and each Canadian Lender's Canadian Revolving Loan Commitment Percentage thereof shall be computed weekly rather than daily and shall be adjusted upward or downward on the basis of the amount of outstanding Canadian Revolving Loans as of 5:00 P.M. on the Business Day immediately preceding the date of each computation; provided, however, that the Canadian Agent retains the absolute right at any time or from time to time to make the aforedescribed adjustments at intervals more frequent than weekly subject to the approval of the Administrative Agent. The Canadian Agent shall deliver to each of the Canadian Lenders after the end of each week, or such lesser period or periods as the Canadian Agent shall determine, a summary statement of the amount of outstanding Canadian Revolving Loans for such period (such week or lesser period or periods being hereafter referred to as a "Settlement Period"). If the summary statement is sent by the Canadian Agent and received by the Canadian Lenders prior to 12:00 Noon on any Business Day each Canadian Lender shall make the transfers described in the next succeeding sentence no later than 3:00 P.M. on the day such summary statement was sent; and if such summary statement is sent by the Canadian Agent and received by the Canadian Lenders after 12:00 Noon on any Business Day, each Canadian Lender shall make such transfers no later than 3:00 P.M. on the next succeeding Business Day. If in any Settlement Period, the amount of a Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Loans is in excess of the amount of Canadian Revolving Loans actually funded by such Canadian Lender, such Canadian Lender shall forthwith (but in no event later than the time set forth in the next preceding sentence) transfer to the Canadian Agent by wire transfer in immediately available funds the amount of such excess; and, on the other hand, if the amount of a Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian

Revolving Loans in any Settlement Period is less than the amount of Canadian Revolving Loans actually funded by such Canadian Lender, the Canadian Agent shall forthwith transfer to such Canadian Lender by wire transfer in immediately available funds the amount of such difference. The obligation of each of the Canadian Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by the Canadian Agent.

         Each of the Canadian Agent and the Canadian Lenders agree to mark their respective books and records at the end of each Settlement Period to show at all times the dollar amount of their respective Canadian Revolving Loan Commitment Percentages of the outstanding Canadian Revolving Loans. Because the Canadian Agent on behalf of the Canadian Lenders may be advancing and/or may be repaid Canadian Revolving Loans prior to the time when the Canadian Lenders will actually advance and/or be repaid Canadian Revolving Loans, interest with respect to Canadian Revolving Loans shall be allocated by the Canadian Agent to each Canadian Lender (including the Canadian Agent) in accordance with the amount of Canadian Revolving Loans actually advanced by and repaid to each Canadian Lender (including the Canadian Agent) during each Settlement Period and shall accrue from and including the date such Canadian Revolving Loans are advanced by the Canadian Agent to but excluding the date such Canadian Revolving Loans are repaid by the Canadian Borrowers in accordance with Section 4.3 or actually settled by the applicable Canadian Lender as described in this Section 2.7(b)(ii). For purposes hereof, the Canadian Revolving Loans shall be deemed paid as and to the extent set forth in Section 3.2(b). All such Canadian Revolving Loans shall be made as Canadian Base Rate Loans.

         (c) All Revolving Loans.

         The Canadian Agent shall promptly inform the Administrative Agent and the Administrative Agent shall promptly inform the Canadian Agent, by telecopy, of the funding of any Revolving Loan and the terms thereof. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make Revolving Loans hereunder; provided, however, that the failure of any Lender to fulfill its Commitment hereunder shall not relieve any other Lender of its Commitment hereunder. Unless the Administrative Agent or the Canadian Agent, as the case may be, shall have been notified by any Lender prior to the date of any Revolving Loan advance pursuant to a Notice of Borrowing that such Lender does not intend to make available to the Administrative Agent or the Canadian Agent, as the case may be, its portion of the Revolving Loan advance to be made on such date, the Administrative Agent or the Canadian Agent, as the case may be, may assume that such Lender has made such amount available to the Administrative Agent or the Canadian Agent, as the case may be, on the date of such Revolving Loan advance, and the Administrative Agent or the Canadian Agent, as the case may be, in reliance upon such assumption, may (in its sole discretion without any obligation to do so) make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent or the Canadian Agent, as the case may be, the Administrative Agent or the Canadian Agent, as the case may be, shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's or, as the case may be, the Canadian Agent's demand therefor, the Administrative Agent or the Canadian Agent, as the case may be, will promptly notify the applicable Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent or the Canadian Agent, as the case may be. The Administrative Agent or the Canadian Agent, as the case may be, shall also be entitled to recover from such Lender or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent or the Canadian Agent, as the case may be, to such Borrower to the date such corresponding amount is recovered by the Administrative Agent or the Canadian Agent, as the case may be, at a per annum rate equal to the Federal Funds Rate.

         2.8 TERM.

         The obligation of the Lenders to make Revolving Loans and to issue Banker's Acceptances shall expire at the Administrative Agent's close of business in Charlotte, North Carolina on the U.S. Maturity Date or the Canadian Maturity Date, as the case may be, or such earlier date if the Commitments are terminated pursuant to Section 11.2. On the U.S. Maturity Date or the Canadian Maturity Date, as the case may be, the entire outstanding principal balance of all amounts outstanding under the U.S. Revolving Loan Commitment or the Canadian Revolving Loan Commitment, as the case may be, together with accrued but unpaid interest and all other sums owing under this Agreement, shall be due and payable in full, unless accelerated sooner pursuant to Section 11.2.

         2.9 REVOLVING NOTES.

         The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the applicable Borrower, dated as of the Closing Date, in an original principal amount equal to such Lender's U.S. Revolving Loan Commitment or Canadian Revolving Loan Commitment, as applicable, and substantially in the form of Exhibit F.

         2.10     REDUCTION OF REVOLVING LOAN COMMITMENTS.

         Upon at least three (3) Business Days' notice, (a) the Borrowers may, from time to time, permanently reduce the Canadian Revolving Loan Commitment in whole or in part; provided that, (i) such reduction must be in a minimum amount of $1,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the Canadian Revolving Loan Commitment to an amount less than the sum of Canadian Revolving Loans then outstanding plus Canadian LOC Obligations outstanding plus the aggregate Face Amount of Bankers' Acceptances; and (b) the U.S. Borrowers may from time to time permanently reduce the U.S. Revolving Loan Commitment to an amount no less than $25,000,000; provided that, (i) such reduction must be in a minimum amount of $3,000,000 and in integral multiples of $1,000,000 above such amount and (ii) no reduction shall be made which would reduce the U.S. Revolving Loan Commitment to an amount less than the sum of U.S. Revolving Loans then outstanding plus U.S. LOC Obligations then outstanding.


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


                                   ARTICLE III

                           CASH DOMINION ARRANGEMENTS

         3.1 U.S. LOCKBOX ARRANGEMENTS.

         (a) The U.S. Borrowers shall have each established and shall maintain one or more lockboxes (each a "U.S. Lockbox") with financial institutions selected by them and reasonably acceptable to the Administrative Agent (each a "U.S. Lockbox Bank") and shall instruct all account debtors on the Accounts of each U.S. Credit Party to remit all payments to its respective U.S. Lockboxes. All amounts received by the U.S. Credit Parties from any account debtor, in addition to all other cash proceeds from the U.S. Collateral, shall be promptly deposited into the applicable U.S. Lockbox Account (as defined below).

         (b) Each U.S. Credit Party, the Administrative Agent and each U.S. Lockbox Bank shall enter into three party agreements in the form of Exhibit I-1 hereto (each a "Lockbox Agreement"), providing, among other things, for the following (except as may otherwise be consented to by the Administrative Agent):

                           (i) The U.S. Credit Parties will open and establish
                  for the benefit of the Administrative Agent on behalf of the U.S. Lenders an account at each U.S. Lockbox Bank (each a "U.S. Lockbox Account").

                           (ii) During any Cash Dominion Period and upon notice
                  by the Administrative Agent to the U.S. Lockbox Bank, so directing (without further consent by any U.S. Borrower ("Notice of Cash Dominion"), all receipts held in the U.S. Lockboxes shall be remitted daily to the appropriate U.S. Lockbox Account. All funds deposited into the U.S. Lockbox Accounts on any Business Day shall be transferred to the applicable Wachovia Cash Collateral Account. All funds deposited prior to 2:00 p.m. (EST) on any Business Day to the Wachovia Cash Collateral Account shall be applied by the Administrative Agent on the same Business Day to reduce the then outstanding balance of the U.S. Revolving Loans and to pay accrued interest thereon and to pay any other outstanding Obligations of the U.S. Borrowers which are then due and payable hereunder. All amounts received directly by the U.S. Credit Parties from any account debtor, in addition to all other cash proceeds from the U.S. Collateral, shall be held in trust by the U.S. Credit Parties and promptly deposited into the applicable U.S. Lockbox Account during the aforesaid Cash Dominion Period or, if made by wire transfer, directly to the Wachovia Cash Collateral Account.

                           (iii) All funds deposited into the Wachovia Cash
                  Collateral Account and all funds in all U.S. Lockbox Accounts during any Cash Dominion Period, shall immediately fall under the sole dominion and control of the Administrative Agent, and the U.S. Credit Parties shall obtain the agreement by the U.S. Lockbox


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

                  Banks to waive any offset rights against the funds so deposited. The Administrative Agent assumes no responsibility for the U.S. Lockbox arrangements, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by the U.S. Lockbox Banks thereunder.

                           (iv) Prior to a Cash Dominion Period, the U.S. Credit
                  Parties may close U.S. Lockboxes and/or open new U.S. Lockboxes with the prior written consent of the Administrative Agent and subject to prior execution and delivery to the Administrative Agent of Lockbox Agreements consistent with the provisions of this Section 3.1(b) and in form and substance satisfactory to the Administrative Agent.

                           (v) Notwithstanding the foregoing to the contrary,
                  with respect to U.S. Lockboxes and related Lockbox Accounts in existence prior to the Closing Date, the U.S. Borrowers may, in lieu of entering into a Lockbox Agreement, deliver a Lockbox Letter or Blocked Account Agreement, countersigned by the applicable U.S. Lockbox Bank.

         (c) The U.S. Borrowers hereby authorize each U.S. Lender to charge from time to time against any or all of the U.S. Credit Parties' accounts with such U.S. Lender any of the Obligations which are then due and payable by such U.S. Borrowers. Each U.S. Lender receiving any payment as a result of charging any such account shall promptly notify the Administrative Agent thereof and make such arrangements as the Administrative Agent shall request to share the benefit thereof in accordance with Section 4.8.

         3.2 CANADIAN LOCKBOX ARRANGEMENTS.

         (a) The Canadian Credit Parties shall have each established and shall maintain one or more lockboxes (each a "Canadian Lockbox") with financial institutions selected by them and reasonably acceptable to the Administrative Agent (each a "Canadian Lockbox Bank") and shall instruct all account debtors on the Accounts of each Canadian Credit Party to remit all payments to its respective Canadian Lockboxes. All amounts received by the Canadian Credit Parties from any account debtor, in addition to all other cash proceeds from the Canadian Collateral, shall be promptly deposited into the applicable Canadian Lockbox Account (as defined below).

         (b) Each Canadian Credit Party, the Canadian Agent and each Canadian Lockbox Bank shall enter into three party agreements in the form of Exhibit I-1 hereto (each a "Lockbox Agreement"), providing, among other things, for the following (except as may otherwise be consented to by the Administrative Agent):

                           (i) The Canadian Credit Parties will open and
                  establish for the benefit of the Canadian Agent on behalf of the Canadian Lenders an account at each Canadian Lockbox Bank (each a "Canadian Lockbox Account").


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

                           (ii) During any Cash Dominion Period and upon notice
                  by the Administrative Agent to the Canadian Lockbox Bank, so directing (without further consent by any Canadian Borrower ("Notice of Cash Dominion"), all receipts held in the Canadian Lockboxes shall be remitted daily to the appropriate Canadian Lockbox Account. All funds deposited into the Canadian Lockbox Accounts on any Business Day shall be transferred to the applicable Canadian Cash Collateral Account. All funds deposited on any Business Day to the Canadian Cash Collateral Account shall be applied by the Administrative Agent on the following Business Day to reduce the then outstanding balance of the Canadian Revolving Loans and to pay accrued interest thereon and to pay any other outstanding Obligations of the Canadian Borrowers which are then due and payable hereunder; provided that for the purpose of determining the availability of Canadian Revolving Loans hereunder, such funds deposited into the Canadian Cash Collateral Account shall be deemed to have reduced the outstanding Canadian Revolving Loans on the Business Day such funds were deposited into such account. All amounts received directly by the Canadian Credit Parties from any account debtor, in addition to all other cash proceeds from the Canadian Collateral, shall be held in trust by the Canadian Credit Parties and promptly deposited into the applicable Canadian Lockbox Account during the aforesaid Cash Dominion Period or, if made by wire transfer, directly to the Canadian Cash Collateral Account.

                           (iii) All funds deposited into the Canadian Cash
                  Collateral Account and all funds in all Canadian Lockbox Accounts during any Cash Dominion Period, shall immediately fall under the sole dominion and control of the Administrative Agent, and the Canadian Credit Parties shall obtain the agreement by the Canadian Lockbox Banks to waive any offset rights against the funds so deposited. The Canadian Agent assumes no responsibility for the Canadian Lockbox arrangements, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by the Canadian Lockbox Banks thereunder.

                           (iv) Prior to a Cash Dominion Period, the Canadian
                  Credit Parties may close Canadian Lockboxes and/or open new Canadian Lockboxes with the prior written consent of the Canadian Agent and subject to prior execution and delivery to the Canadian Agent of Lockbox Agreements consistent with the provisions of this Section 3.2(b) and in form and substance satisfactory to the Canadian Agent.

                           (v) Notwithstanding the foregoing to the contrary,
                  with respect to Canadian Lockboxes and related Lockbox Accounts in existence prior to the Closing Date, the Canadian Borrowers may, in lieu of entering into a Lockbox Agreement, deliver a Lockbox Letter or Blocked Account Agreement, countersigned by the applicable Canadian Lockbox Bank.


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

         (c) The Canadian Borrowers hereby authorize each Canadian Lender to charge from time to time against any or all of the Canadian Credit Parties' accounts with such Canadian Lender any of the Obligations which are then due and payable by such Canadian Borrowers. Each Canadian Lender receiving any payment as a result of charging any such account shall promptly notify the Canadian Agent thereof and make such arrangements as the Agents shall request to share the benefit thereof in accordance with Section 4.8.

         3.3 MAINTENANCE OF ACCOUNT.

         Each Agent shall maintain an account on its books in the name of the U.S. Borrowers or the Canadian Borrowers, as applicable, in which such Borrowers will be charged with all loans and advances made by the applicable Lenders to such Borrowers or for such Borrowers' account, including the Revolving Loans, the LOC Obligations, the BA Obligations and any other Obligations, including any and all costs, expenses and attorney's fees which the Agents may incur, including, without limitation, in connection with the exercise by or for the Lenders of any of the rights or powers herein conferred upon the Agents (other than in connection with any assignments or participations by any Lender) or in the prosecution or defense of any action or proceeding by or against any Borrower, any other Credit Party or the Lenders concerning any matter arising out of, connected with, or relating to this Credit Agreement or the Accounts, or any Obligations owing to the Lenders by any Borrower. The Borrowers will be credited in accordance with Section 3.1 or 3.2 above, as applicable, with all amounts received by the Lenders from the Borrowers or from others for the Borrowers' account, including, as above set forth, all amounts received by the Agents in payment of Accounts. In no event shall prior recourse to any Accounts or other Collateral be a prerequisite to an Agent's right to demand payment of any Obligation upon its maturity. Further, it is understood that the Agents shall have no obligation whatsoever to perform in any respect any of the Credit Parties' contracts or obligations relating to the Accounts.

         3.4 STATEMENT OF ACCOUNT

         After the end of each month the Agents shall send the applicable Borrowers (directed to the Borrowers' Huntsville, Alabama office in the case of the U.S. Borrowers and to the Borrowers' London, Ontario office in the case of the Canadian Borrowers, with a copy to the Borrowers' Huntsville, Alabama office) a statement showing the accounting for the charges, loans, advances and other transactions occurring between the Lenders and the applicable Borrowers during that month. The monthly statements, absent manifest error, shall be deemed correct and binding upon the applicable Borrowers and shall constitute an account stated between the applicable Borrowers and the Lenders unless the applicable Agent receives a written statement of the applicable Borrowers' exceptions within thirty (30) days after same is mailed to the applicable Borrowers.


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

                                   ARTICLE IV

           ADDITIONAL PROVISIONS REGARDING LOANS AND LETTERS OF CREDIT

         4.1 CONTINUATIONS AND CONVERSIONS.

         (a) U.S. Borrowers. The U.S. Borrowers shall have the option, on any Business Day, to continue an existing Eurodollar Loan into a subsequent Interest Period, to convert a Base Rate Loan into a Eurodollar Loan or to convert a Eurodollar Loan into a Base Rate Loan; provided, however, that (i) each such continuation must be requested by the U.S. Borrowers pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit D, in compliance with the terms set forth below and (ii) except as provided in Section 4.11, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto; (iii) Eurodollar Loans may be continued and Base Rate Loans may be converted into Eurodollar Loans only if no Default or Event of Default is in existence on the date of continuation or conversion; and
(iv) failure by the U.S. Borrowers to properly continue a Eurodollar Loan at the end of an Interest Period shall be deemed a conversion to a Base Rate Loan. Each continuation or conversion must be requested by the U.S. Borrowers, directed to the Administrative Agent at the address set forth on Schedule 1.1A hereto, no later than 11:00 a.m., (A) on the date of a requested conversion of a Eurodollar Loan to a Base Rate Loan or (B) three (3) Business Days prior to the date of a requested continuation of a Eurodollar Loan or conversion of a Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Administrative Agent which shall set forth (x) whether the applicable U.S. Borrower wishes to continue or convert such Loans and (y) if the request is to continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto. The Administrative Agent shall give each U.S. Lender notice as promptly as practicable of any such proposed extension or conversion pursuant to this section.

         (b) Canadian Borrowers.

                           (i) The Canadian Borrowers shall have the option, on
                  any Business Day, to continue an existing Eurodollar Loan into a subsequent Interest Period, to convert a CA U.S. Base Rate Loan into a Eurodollar Loan or to convert a Eurodollar Loan into a CA U.S. Base Rate Loan; provided, however, that (A) each such continuation must be requested by the Canadian Borrowers, directed to the Canadian Agent at the address set forth on Schedule 1.1A hereto, pursuant to a written Notice of Continuation/Conversion, in the form of Exhibit D, in compliance with the terms set forth below and (B) except as provided in Section 4.11, Eurodollar Loans may be converted into CA U.S. Base Rate Loans only on the last day of an Interest Period applicable thereto; (C) Eurodollar Loans may be continued and CA U.S. Base Rate Loans may be converted into Eurodollar Loans only if no Default or Event of Default is in existence on the date of continuation or conversion; and (D) failure by the Canadian Borrowers to properly continue a Eurodollar Loan at the end of an Interest Period shall be deemed a conversion to a CA U.S. Base Rate Loan. Each


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

                  continuation or conversion must be requested by the Canadian Borrowers no later than 11:00 a.m., Toronto, Ontario time, (x) on the date of a requested conversion of a Eurodollar Loan to a Base Rate Loan or (y) three (3) Business Days prior to the date of a requested continuation of a Eurodollar Loan or conversion of a CA U.S. Base Rate Loan to a Eurodollar Loan, in each case pursuant to a written Notice of Continuation/Conversion submitted to the Canadian Agent which shall set forth (1) whether the Canadian Borrowers wish to continue or convert such Loans and (2) if the request is to continue a Eurodollar Loan or convert a CA U.S. Base Rate Loan to a Eurodollar Loan, the Interest Period applicable thereto. The Canadian Agent shall give each Canadian Lender notice as promptly as practicable of any such proposed extension or conversion pursuant to this section.

                           (ii) The Canadian Borrowers shall have the option, on
                  any Business Day, to convert a Canadian Prime Rate Loan into a Bankers' Acceptance, to continue a maturing Bankers' Acceptance in accordance with Section 2.5 or to convert a maturing Bankers' Acceptance into a Canadian Prime Rate Loan; provided, however, (A) each such continuation or conversion must be requested by the Canadian Borrowers pursuant to an irrevocable notice to the Canadian Agent, substantially in the form of Exhibit D, in compliance with the terms set forth below, (B) the Canadian Borrowers must comply with all the requirements of Section 2.5, and (C) failure by the Canadian Borrowers to properly continue a Bankers' Acceptance shall be deemed a conversion to a Canadian Prime Rate Loan. Each continuation or conversion must be requested by the Canadian Borrowers no later than 11:00 a.m., Toronto, Ontario time, (x) one Business Day prior to the date of a requested conversion of a Bankers' Acceptance to a Canadian Prime Rate Loan or (y) one Business Day prior to the date of a requested continuation of a Bankers' Acceptance or conversion of a Canadian Prime Rate Loan to a Bankers' Acceptance, in each case pursuant to an irrevocable notice submitted to the Canadian Agent which shall set forth (1) that the Loans to be continued or converted are Canadian Prime Rate Loans, (2) whether the Canadian Borrowers wish to continue or convert such Loans and
                  (3) if the request is to continue a Bankers' Acceptance or convert a Canadian Prime Rate Loan to a Bankers' Acceptance, the maturity date applicable thereto. The Canadian Agent shall give each Canadian Lender notice as promptly as practicable of any such proposed continuation or conversion pursuant to this Section.

         4.2 INTEREST.

         (a) Interest Rate. All U.S. Base Rate Loans shall accrue interest at the U.S. Base Rate, plus the Applicable Percentage. All Canadian Prime Rate Loans shall accrue interest at the Canadian Prime Rate, plus the Applicable Percentage, payable in Canadian Dollars. All CA U.S. Base Rate Loans shall accrue interest at the CA U.S. Base Rate, plus the Applicable Percentage, payable in U.S. dollars. All Eurodollar Loans shall accrue interest at the Adjusted Eurodollar Rate for the applicable Interest Period.


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

         (b) Default Rate of Interest. Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing (but not timely paid) hereunder or under the other Credit Documents (including without limitation fees and expenses) may, at the election of the Administrative Agent, and shall at the direction of the Required Lenders, bear interest, payable on demand, at a per annum rate equal to the U.S. Base Rate, plus the sum of the Applicable Percentage for Base Rate Loans and two percent (2%) per annum.

         (c) Interest Payments. Interest on Loans shall be due and payable in arrears on each Interest Payment Date. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding day.

         (d) Computation of Interest. All computations of interest hereunder on Eurodollar Loans and U.S. Base Rate Loans shall be made on the basis of the actual number of days elapsed over a year of 360 days. All computations of interest hereunder on all Canadian Base Rate Loans and Bankers' Acceptances shall be made on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be.

         (e) Interest Act (Canada). Each Borrower hereby acknowledges that the rate or rates of interest applicable to certain of the Loans and fees as specified hereunder may be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), if interest computed on the basis of a 360-day year is payable for any part of the calendar year, the equivalent yearly rate of interest may be determined by multiplying the specified rate of interest by the number of days (365 or 366) in such calendar year and dividing such product by 360. For the purpose of the Interest Act (Canada) and any other purpose, (i) the principle of deemed reinvestment shall not apply to any interest calculation under this Agreement, and (ii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

         4.3 PLACE AND MANNER OF PAYMENTS.

         All payments of principal, interest and fees in connection with the Canadian Revolving Loans, BA Obligations and Canadian LOC Obligations shall be made by the Borrowers to the Canadian Agent at its offices located at the address set forth on Schedule 1.1A hereto on the date due by 2:00 p.m., Toronto, Ontario time, (in Canadian Dollars or U.S. Dollars, as applicable) in immediately available funds or by direct charge against the Canadian Revolving Loan Commitment, if available, pursuant to Section 3.2(b) hereof, in each case, without setoff, deduction, counterclaim or withholding of any kind. All other payments of principal, interest, fees, expenses and other amounts to be made by the Borrowers under this Agreement (including, but not limited to, the U.S. Revolving Loans) shall be received not later than 2:00 p.m. (EST), on the date when due in U.S. Dollars and in immediately available funds or by direct charge against the U.S. Revolving Loan Commitment, if available, pursuant to Section 3.1(b) hereof, in each case, without setoff, deduction, counterclaim or withholding of any kind, by the Administrative Agent at its offices located at the address set forth on Schedule 1.1A hereto. A Borrower shall, at the time it



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

makes any payment under this Agreement, specify to the Administrative Agent, or the Canadian Agent as applicable, the Loans, Letters of Credit, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent, or the Canadian Agent as applicable, shall distribute such payment to the Lenders in the manner described in Section 4.6). The Canadian Agent shall inform the Administrative Agent and the Administrative Agent shall inform the Canadian Agent, by telecopy as of the first Business Day of each month, of all principal, interest or fees received from the Borrowers during the prior month, except for fees received pursuant to Section 4.5(c). The Administrative Agent or the Canadian Agent, as applicable, will distribute such payments to the applicable Lenders on the date of receipt if any such payment is received prior to 2:00 p.m. (EST or Toronto, Ontario time, as applicable); otherwise the Administrative Agent or the Canadian Agent, as applicable, will distribute such payment to the applicable Lenders on the next succeeding Business Day. The Borrowers' obligations to the Lenders with respect to such payments shall be discharged by making such payments to the applicable agent pursuant to this Section 4.3 or if not timely paid or an Event of Default then exists, may be added to the principal amount of the Revolving Loans outstanding. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day.

         4.4 PREPAYMENTS.

         (a) Voluntary Prepayments. The Borrowers shall have the right to prepay Revolving Loans and Bankers' Acceptances in whole or in part from time to time without premium or penalty; provided, however, that (i) Eurodollar Loans may only be prepaid on three (3) Business Day's prior written notice to the Administrative Agent or the Canadian Agent, as the case may be, and any prepayment of Eurodollar Loans will be subject to Section 4.14, (ii) each such partial prepayment of Eurodollar Loans shall be in the minimum principal amount of $1,000,000, and (iii) that portion of the Canadian Revolving Loan Commitment subject to the creation of a Bankers' Acceptance may be prepaid prior to the maturity of such Bankers' Acceptance only in accordance with Section 2.5(g). Amounts prepaid under this Section 4.4(a) shall be applied as the Borrowers may elect; provided, that (A) if the U.S. Borrowers shall fail to specify a voluntary prepayment as to the U.S. Revolving Loans then such prepayment shall be applied first to U.S. Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities and (B) if the Canadian Borrowers shall fail to specify a voluntary prepayment as to the Canadian Revolving Loans or Bankers' Acceptances, then such prepayments shall be applied (1) in the case of funds received in Canadian Dollars, to the Canadian Revolving Loans and Banker's Acceptances (first to Canadian Prime Rate Loans and then to Bankers' Acceptances in direct order of maturities) and (2) in the case of funds received in U.S. Dollars, to the Canadian Revolving Loans (first to CA U.S. Base Rate Loans and then to Eurodollar Loans, in direct order of Interest Period maturities).

         (b) Mandatory Prepayments.


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


                           (i) Revolving Loan Overadvance. If, at any time (A)
                  the sum of U.S. Revolving Loans outstanding plus Canadian Revolving Loans outstanding plus LOC Obligations plus BA Obligations exceeds the lesser of the Total Borrowing Base and $37,500,000; (B) the U.S. Revolving Loans outstanding plus the U.S. LOC Obligations outstanding exceed the lesser of the U.S. Borrowing Base and the U.S. Revolving Loan Commitment; (C) the Canadian Revolving Loans outstanding plus Canadian LOC Obligations outstanding plus BA Obligations exceed the lesser of the Canadian Borrowing Base and the Canadian Revolving Loan Commitment; (D) all Indebtedness for borrowed money of the Company or any Subsidiary of the Company hereunder in an aggregate principal amount which, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to clause (a) Section 4.4 of the 2008 Senior Note Indenture (exclusive of any such Sale/Leaseback Transaction otherwise permitted under clauses (a) through (h) of such Indenture), shall exceed 10% of Consolidated Net Tangible Assets (with each of the defined terms used in this subsection
                  (D) having the meaning assigned to such terms in the 2008 Senior Note Indenture), then the Borrowers (or the applicable Borrower) shall immediately make a payment hereunder in an amount equal to such excess. Payments made under (A) shall be applied first pro rata to U.S. Base Rate Loans and Canadian Base Rate Loans and then to Eurodollar Loans (pro rata between those made under the Canadian Revolving Loan Commitment and the U.S. Revolving Loan Commitment) in direct order of Interest Period maturities and then to Bankers' Acceptances in direct order of Interest Period maturities. Payments made under (B) shall be applied first to U.S. Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. Payments made under (C) shall be applied first to Canadian Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities and then to Bankers' Acceptances in direct order of Interest Period maturities. Prepayments made on Bankers' Acceptances shall be made in accordance with Section 2.5(g).

                           (ii) Asset Sales. Immediately upon the receipt by any
                  Credit Party of proceeds from any (A) Asset Disposition, the Borrowers shall prepay the Loans in an amount equal to 100% of the Net Proceeds of such Asset Disposition (such prepayment to be applied as set forth in Section 4.4(c) below) or (B) any sale, transfer or other disposition of assets or properties permitted by Section 9.5(f), the Borrowers shall prepay the Loans in an amount necessary to cause Excess Availability immediately following such prepayment to be greater than $10,000,000 (such prepayment to be applied as set forth in Section 4.4(c) below.

                           (iii) Casualty Loss. To the extent of cash proceeds
                  received in connection with a Casualty Loss by any Credit Party with respect to the Collateral, the Borrowers shall prepay the Loans in an amount equal to one hundred percent (100%) of such cash proceeds if the Administrative Agent shall have elected to apply the proceeds realized from such Casualty Loss to the prepayment of the Loans (such prepayment to be applied as set forth in Section 4.4(c) below).


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

         (c) Application of Certain Prepayments. All amounts required to prepay Loans pursuant to Section 4.4(b)(ii) or (iii) above shall be applied (i) for any disposition set forth in Section 4.4(b)(ii)(B) above, to the U.S. Revolving Loans (first to Base Rate Loans and then to Eurodollar Loans in direct order of maturities), (ii) for an Asset Disposition or Casualty Loss set forth in Section 4.4(b)(ii)(A) or Section 4.4(b)(iii) above, in connection with U.S. Collateral, to the U.S. Revolving Loans (first to Base Rate Loans and then to Eurodollar Loans in direct order of maturities) and (iii) for an Asset Disposition or Casualty Loss set forth in Section 4.4(b)(ii)(A) or Section 4.4(b)(iii) above in connection with the Canadian Collateral, (A) in the case of proceeds received in Canadian Dollars, to the Canadian Revolving Loans and Banker's Acceptances (first to Canadian Prime Rate Loans and then to Bankers' Acceptances in direct order of maturities) and (B) in the case of proceeds received in U.S. Dollars, to the Canadian Revolving Loans (first to CA U.S. Base Rate Loans and then to Eurodollar Loans, in direct order of maturities). All prepayments shall be subject to Section 4.14. Payments on Loans denominated in U.S. Dollars shall be made in U.S. Dollars and payments on Loans denominated in Canadian Dollars shall be made in Canadian Dollars.

         4.5      FEES.

         (a) Unused Fees. In consideration of the Revolving Loan Commitments being made available by the Lenders hereunder, (i) the U.S. Borrowers agree to pay to the Administrative Agent, for the account of the U.S. Lenders, a per annum fee equal to the Applicable Percentage for the Unused Fees (calculated on the basis of the actual number of days elapsed in a 360 day year) on the U.S. Unutilized Revolving Commitment and (ii) the Canadian Borrowers agree to pay to the Canadian Agent, for the account of the Canadian Lenders, a per annum fee equal to the Applicable Percentage for the Unused Fees (calculated on the basis of the actual number of days elapsed in a 365 or 366 day year, as the case may
be) on the Canadian Unutilized Revolving Commitment (collectively, the "Unused Fees"). The accrued Unused Fees shall be due and payable quarterly in arrears on the last day of each fiscal quarter (as well as on the U.S. Maturity Date and on any date that a Revolving Loan Commitment is reduced) for the fiscal quarter then ending (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

         (b) Letter of Credit Fees.

                           (i) Letter of Credit Fee. In consideration of the
                  issuance of Letters of Credit hereunder, the U.S. Borrowers agree to pay to the applicable Issuing Lender in respect of outstanding U.S. Letters of Credit for the pro rata benefit of the U.S. Lenders (based on each U.S. Lender's U.S. Revolving Loan Commitment Percentage of the U.S. Revolving Loan Commitment (calculated on the basis of the actual number of days elapsed in a 360 day year)) and, the Canadian Borrowers agree to pay to the applicable Issuing Lender in respect of outstanding Canadian Letters of Credit for the pro rata benefit of the Canadian Lenders (based on each Canadian Lender's Canadian Revolving Loan Commitment Percentage of the Canadian Revolving Commitment (calculated on the basis of the actual number of


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

                  days elapsed in a 365 or 366 day year, as the case may be)), an annual fee (the "Letter of Credit Fee") equal to the Applicable Percentage for the Letter of Credit Fee on the average daily maximum amount available to be drawn under each such Letter of Credit from the date of issuance to the date of expiration. The Letter of Credit Fee will be payable monthly in arrears on the last day of each calendar month and on the U.S. Maturity Date or Canadian Maturity Date, as the case may be.

                           (ii) Issuing Lender Fee. In addition to the Letter of
                  Credit Fees payable pursuant to subsection (i) above, each of the Borrowers shall pay to the applicable Issuing Lender for its own account, without sharing by the other Lenders, a fee equal to one-eighth of one percent (0.125%) per annum on the total sum of all Letters of Credit issued by the Issuing Lender, such fee to be paid monthly in arrears on the last day of each calendar month (as well as on the U.S. Maturity Date or the Canadian Maturity Date, as the case may be) (the "Issuing Lender Fee").

         (c) Administrative Fees. The U.S. Borrowers agree to pay to the Administrative Agent, for its own account, an annual fee as agreed to between the U.S. Borrowers and the Administrative Agent in the Administrative Agent Fee Letter.

         (d) Authorization to Charge Account. The Borrowers hereby authorize the Administrative Agent or the Canadian Agent, as the case may be, to charge the Borrowers' Revolving Loan accounts with the amount of all payments and fees due hereunder to the Lenders, the Administrative Agent, the Canadian Agent and the Issuing Lender as and when such payments become due. The Borrowers confirm that any charges which the applicable Agent may so make to the Borrowers' Revolving Loan accounts as herein provided will be made as an accommodation to the Borrowers and solely at the applicable Agent's discretion.

         4.6 PRO RATA TREATMENT.

         Except to the extent otherwise provided herein:

         (a) Loans. Each Revolving Loan borrowing (including, without limitation, each Mandatory Borrowing), each creation of Bankers' Acceptances, each payment or prepayment of principal of any Loan, each payment of fees (other than the Issuing Lender Fee retained by each of the Issuing Lenders for its own account and the administrative fees retained by the Administrative Agent and the Canadian Agent for its own account), each reduction of the U.S. Revolving Loan Commitment or the Canadian Revolving Loan Commitment, and each conversion or continuation of any Loan, shall be allocated pro rata among the relevant Lenders in accordance with the respective U.S. Revolving Loan Commitment Percentages or Canadian Revolving Loan Commitment Percentages, as applicable, of such Lenders; it being understood that payments under the U.S. Revolving Loans shall be allocated pro rata among the U.S. Lenders and payments under the Canadian Revolving Loans shall be allocated pro rata among the Canadian Lenders (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans, Bankers' Acceptances and


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

Participation Interests of such Lenders); provided that, if any Lender shall have failed to pay its applicable pro rata share of any Revolving Loan, then any amount to which such Lender would otherwise be entitled pursuant to this subsection (a) shall instead be payable to the Administrative Agent or the Canadian Agent, as applicable; provided further, that in the event any amount paid to any Lender pursuant to this subsection (a) is rescinded or must otherwise be returned by the Administrative Agent or the Canadian Agent, as applicable, each Lender shall, upon the request of the Administrative Agent or the Canadian Agent, as applicable, repay to the Administrative Agent or the Canadian Agent, as applicable the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Administrative Agent or the Canadian Agent, as applicable until the date the Administrative Agent or the Canadian Agent, as applicable receives such repayment at a rate per annum equal to, during the period to but excluding the date two (2) Business Days after such request, the Federal Funds Rate, and thereafter, the U.S. Base Rate plus two percent (2%) per annum; and

         (b) Letters of Credit. Each payment of unreimbursed drawings in respect of LOC Obligations shall be allocated to each U.S. Lender pro rata in accordance with its U.S. Lender Revolving Loan Commitment Percentage or to each Canadian Lender pro rata in accordance with its Canadian Lender Revolving Loan Commitment Percentage, as appropriate; provided that, if any Lender shall have failed to pay its applicable pro rata share of any drawing under any Letter of Credit, then any amount to which such Lender would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender; provided further, that in the event any amount paid to any Lender pursuant to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each Lender shall, upon the request of the Issuing Lender, repay to the Administrative Agent for the account of the Issuing Lender the amount so paid to such Lender, with interest for the period commencing on the date such payment is returned by the Issuing Lender until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two (2) Business Days after such request, the Federal Funds Rate, and thereafter, the U.S. Base Rate, plus two percent (2%) per annum.

         4.7 ALLOCATION OF PAYMENTS AFTER EVENT OF DEFAULT.

         Notwithstanding any other provisions of this Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by an Agent or any Lender on account of amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

         FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agents in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agents with respect to the Collateral under or pursuant to the terms of the Security Documents;

         SECOND, to payment of any fees owed to an Agent or an Issuing Lender hereunder or under any other Credit Document;


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

         THIRD, to the payment of all reasonable out-of-pocket costs and expenses, (including, without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents;

         FOURTH, to the payment of all accrued fees and interest payable to the Lenders hereunder;

         FIFTH, to the payment of the outstanding principal amount of the Loans, to the payment or cash collateralization of the outstanding LOC Obligations and BA Obligations and all obligations of the Credit Parties in respect of Hedging Agreements, pro rata, as set forth below;

         SIXTH, to all other Obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FIFTH" above;

         SEVENTH, to all other Obligations which shall have become due and payable and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

         EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, LOC Obligations and BA Obligations held by such Lender bears to the aggregate then outstanding Loans, LOC Obligations and BA Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH," "FIFTH," and "SIXTH" above; and (c) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH", "SIXTH" and "SEVENTH" above in the manner provided in this Section 4.7 and in the Security Documents.

         4.8 SHARING OF PAYMENTS.

         The Lenders agree among themselves that, except to the extent otherwise provided herein, in the event that any Lender shall obtain payment in respect of any Loan or Bankers' Acceptance, unreimbursed drawing with respect to any LOC Obligations or any other obligation owing to such Lender under this Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the U.S. Bankruptcy Code (or similar provision of the Canadian bankruptcy laws) or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as


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

provided for in this Agreement, such Lender shall promptly pay in cash or purchase from the other applicable Lenders a participation in such Loans, LOC Obligations, BA Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each applicable Lender which shall have shared the benefit of such payment shall, by payment in cash or a repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation, BA Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Agreement, if any Lender or an Agent shall fail to remit to an Agent or any other Lender an amount payable by such Lender or such Agent to such Agent or such other Lender pursuant to this Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to such Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.8 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 4.8 to share in the benefits of any recovery on such secured claim.

         4.9 CAPITAL ADEQUACY.

         If, after the date hereof, any Lender has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender, or its parent corporation, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or parent corporation's) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender, or its parent corporation, could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's (or parent corporation's) policies with respect to capital adequacy), then, upon notice from such Lender to the Borrowers, the Borrowers shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.10 INABILITY TO DETERMINE INTEREST RATE OR CREATE BANKERS'
ACCEPTANCES.


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

         (a) If prior to the first day of any Interest Period, (i) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, (ii) the Administrative Agent has received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Eurodollar Loans during such Interest Period, or (iii) U.S. Dollar deposits in the principal amounts of the Eurodollar Loans to which such Interest Period is to be applicable are not generally available in the London interbank market, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrowers when such conditions no longer exist. If such notice is given, (A) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans,
(B) any Revolving Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans and (C) each outstanding Eurodollar Loan shall be converted, on the last day of the then-current Interest Period thereof, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

         (b) If the Canadian Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrowers absent manifest error, and notifies the Canadian Borrowers and each of the Canadian Lenders that, by reason of circumstances affecting the money market (i) there is no market for Bankers' Acceptances; or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder, then,

                           (A) the right of the Canadian Borrowers to request a
                  borrowing by way of Bankers' Acceptances shall be suspended until the Canadian Agent determines in good faith that the circumstances causing such suspension no longer exist and the Canadian Agent so notifies the Canadian Borrowers;

                           (B) any notice of requested Bankers' Acceptances
                  which is outstanding shall be canceled and the Bankers' Acceptance requested therein shall not be made; and

                           (C) the Canadian Agent shall promptly notify the
                  Canadian Borrowers of the suspension of the Canadian Borrowers' right to request a Bankers' Acceptance and of the termination of any such suspension.

         4.11 ILLEGALITY.



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
         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be suspended and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 4.14.

         4.12     REQUIREMENTS OF LAW.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any Loans made or issued by it or its obligation to make or issue any of the foregoing, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 4.13 and changes in taxes measured by or imposed upon the overall net income, or franchise tax imposed in lieu of such net income tax, of such Lender or its applicable lending office, branch, or any affiliate thereof);

                  (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate or the Acceptance Fee in respect of Bankers' Acceptances hereunder; or

                  (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender, acting reasonably, deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit or creating or accepting Bankers' Acceptances or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through either of the Agents, in accordance herewith, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified) for such increased cost or reduced amount receivable, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the Administrative Agent at least one (1) Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 4.14. If any Lender becomes entitled to claim any additional amounts pursuant to this Section 4.12, it shall provide prompt notice thereof to the Borrowers, through the Administrative Agent, certifying (x) that one of the events described in this Section 4.12 has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section 4.12 submitted by such Lender, through the Administrative Agent, to the Borrowers shall be conclusive and binding on the parties hereto in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         4.13     TAXES.

                  (a) Except as provided below in this Section 4.13, all payments made by the Borrowers under this Agreement, any Notes and any documents relating hereto shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any court, or governmental body, agency or other official, including interest, penalties and liabilities with respect thereto ("Taxes"), excluding taxes measured by or imposed upon the overall net income of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes (other than franchise taxes), imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Agreement or any Notes. If any such non-excluded Taxes, ("Non-Excluded Taxes") are required to be withheld from any amounts payable to an Agent or any Lender hereunder or under any Notes or other documents relating thereto, (A) the Borrowers shall withhold and remit such Taxes to the relevant authority when and as due, (B) the amounts so payable to an Agent or such Lender shall be increased to the extent necessary to yield to an Agent or such Lender (after payment of all Non-Excluded Taxes, including Non-Excluded Taxes in respect of additional amounts payable hereunder) interest or any such other amounts payable


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

         hereunder or under the Notes or any other document relating hereto at the rates or in the amounts specified in this Agreement and any Notes, provided, however, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any U.S. Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this
         Section 4.13 whenever any Non-Excluded Taxes are payable by the Borrowers, and (C) as promptly as possible thereafter the Borrowers shall send to such Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing prompt payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify an Agent and any Lender for any incremental Taxes, interest or penalties that may become payable by an Agent or any Lender as a result of any such failure. If a Lender shall change its office that makes or maintains a Loan hereunder, the Borrowers shall not be required to pay any increased amounts to the Lender in respect of any Non-Excluded Taxes pursuant to this Section 4.13 over and above any obligation to withhold or deduct any amount with respect to such Non-Excluded Taxes that existed on the date the Lender changed such office, unless the Lender changed the office at the request of the Borrowers in which case the Borrower shall indemnify the Lender in respect of such increased amounts. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each U.S. Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                           (i) (A) on or before the date of any payment by the
                  U.S. Borrowers under this Agreement or Notes to such Lender, deliver to the U.S. Borrowers and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN, W-8ECI, W-8 EXP, W-8IMY or W-9 (or successor thereto or other appropriate form), or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Agreement and any Notes without deduction, withholding or backup withholding of any United States federal income taxes;

                                    (B) deliver to the U.S. Borrowers and the
                  Administrative Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the U.S. Borrowers; and

                                    (C) obtain such extensions of time for
                  filing and complete such forms or certifications as may reasonably be requested by the U.S. Borrowers or the Administrative Agent; or


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

                           (ii) in the case of any such Lender that is not a
                  "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (A) represent to the U.S. Borrowers (for the benefit of the U.S. Borrowers and the Administrative Agent) that (x) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (y) is not a 10-percent shareholder for purposes of section 881(c)(3)(B) of the Internal Revenue Code and (z) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Internal Revenue Code,
                  (B) agree to furnish to the U.S. Borrowers, on or before the date of any payment by the U.S. Borrowers, with a copy to the Administrative Agent, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, (or successor applicable form) certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Internal Revenue Code with respect to payments to be made under this Agreement and any Notes (and to deliver to the U.S. Borrowers and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event (including a change in its applicable lending office) requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the U.S. Borrowers or the Administrative Agent for filing and completing such forms), and (C) agree, to the extent legally entitled to do so, upon reasonable request by the U.S. Borrowers, to provide to the U.S. Borrowers (for the benefit of the U.S. Borrowers and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Agreement and any Notes.

                  Notwithstanding the above, if any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the U.S. Borrowers and the Administrative Agent then such Lender shall be exempt from such requirements. Each such Lender will promptly notify the Administrative Agent and the Borrowers of any changes in circumstances that could reasonably modify or render invalid any claimed exemption. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 14.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection (b); provided that in the case of a participant of a Lender, the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such


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                  required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

                  (c) If any such Taxes shall be or become applicable after the date of this Agreement to such payments by the Borrowers to a Lender, such Lender shall use reasonable efforts to make, fund or maintain the Loan or Loans, as the case may be, through another lending office located in another jurisdiction so as to reduce, to the fullest extent possible, the Borrowers' liability hereunder, if the making, funding or maintenance of such Loan or Loans through such other office does not, in the reasonable judgment of the Lender, materially affect the Lender of such Loan. If the Borrowers are required to make any additional payment to a Lender pursuant to this Section 4.13, and any such Lender receives, or is entitled to receive, a credit against, remission for, or repayment of, any tax paid or payable by it in respect of, or calculated with reference to, the taxes giving rise to such payment, such Lender shall, within a reasonable time after it receives such credit, relief, remission or repayment, reimburse the Borrowers the amount of any such credit, relief, remission or repayment.

         4.14     COMPENSATION.

         The Borrowers promise to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by a Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans or in creating Bankers' Acceptances after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by a Borrower in making any prepayment of a Eurodollar Loan after such Borrower has given a notice thereof in accordance with the provisions of this Agreement and (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto or the repayment of a Bankers' Acceptance prior to its maturity date. Such indemnification may include an amount equal to (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) minus (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. Such a certificate as to any amounts payable pursuant to this Section 4.14 submitted by a Lender, through the Administrative Agent to the Lenders, shall be conclusive and binding in the absence of manifest error. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.


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                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1      CLOSING CONDITIONS.

         The obligation of the Lenders to enter into this Agreement is subject to satisfaction of the following conditions (in form and substance acceptable to the Administrative Agent):

                  (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of (i) this Agreement; (ii) the Revolving Credit Notes; (iii) the Guaranty Agreements; (iv) each of the Security Agreements; (v) the U.S. Pledge Agreement; and (vi) all other Credit Documents.

                  (b) No Default; Representations and Warranties. As of the Closing Date (i) there shall exist no Default or Event of Default and
         (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects.

                  (c) Opinion of Counsel. Receipt by the Administrative Agent of an opinion, or opinions, in form and substance satisfactory to the Administrative Agent and the Canadian Agent, addressed to the Agents on behalf of the Lenders and dated as of the Closing Date, from U.S. and Canadian legal counsel to the Credit Parties which covers, among other matters, valid corporate existence and authority, legality, validity and binding effect of all loan, guaranty and security documents, perfection of security interests, and, in connection with the execution and delivery of the Credit Documents, the absence of any violation of law or regulation or conflict with any existing contracts (including, without limitation, that the granting of the security interests by the Credit Parties pursuant to the Security Documents will not constitute a violation of the 2008 Senior Note Indenture or the 2009 Senior Note Indenture or require pro rata sharing of the Collateral with the 2008 Senior Noteholders or the 2009 Senior Noteholders).

                  (d) Corporate Documents. Receipt by the Administrative Agent of the following:

                                 (i) Charter Documents. Copies of the articles
                  or certificates of incorporation or other charter documents of
                  (A) each U.S. Borrower that is a party to a Credit Document, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary as of the Closing Date to be true and correct and (B) each Canadian Borrower that is a party to a Credit Document, certified to be true and complete as of a recent date by a secretary or assistant secretary as of the Closing Date.

                                (ii) Resolutions. Copies of resolutions of the
                  Board of Directors or other comparable managing body of each Credit Party that is party to a Credit


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                  Document, approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                               (iii) Bylaws. A copy of the bylaws of each Credit
                  Party that is a party to a Credit Document, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                                (iv) Good Standing. Copies of (i) certificates
                  of good standing, existence or its equivalent with respect to each Credit Party that is a party to a Credit Document, certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of organization and (ii) where applicable, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                  (e) Compliance with Financial Obligations. The Credit Parties shall be in compliance with all existing material financial obligations owed to third parties.

                  (f) Personal Property Collateral. The Administrative Agent shall have received:

                           (i) searches of filings under the UCC and PPSA (or
                   corresponding local laws) in the jurisdiction of the chief executive office of each Credit Party, the jurisdiction of organization of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                           (ii) duly completed financing statements under the
                  UCC and PPSA (or corresponding local laws) for each appropriate jurisdiction as is necessary, in the Administrative Agent's reasonable discretion, to perfect the Administrative Agent's security interest in the Collateral;

                           (iii) duly executed consents as are necessary, in the
                  Administrative Agent's reasonable discretion, to perfect the Lenders' security interest in the Collateral including, without limitation, such Acknowledgment Agreements from lessors of real property as the Administrative Agent may require; and

                           (iv) Blocked Account Agreements with respect to each
                  of the deposit accounts of the Credit Parties not maintained with the Administrative Agent substantially in the form of
                  Exhibit I-3 or other tri-party agreements in form and substance satisfactory to the Administrative Agent.

                  (g) No Material Adverse Effect. No event shall have occurred since December 31, 2001 that has had or could be reasonably expected to have a Material Adverse Effect.


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

                  (h) Litigation. Except as disclosed in Schedule 6.10, no litigation shall be pending or threatened which, in the reasonable determination of the Administrative Agent, would have or reasonably be expected to have a Material Adverse Effect.

                  (i) Consents and Approvals. Receipt by the Administrative Agent of evidence that all material governmental, shareholder and third party consents and approvals necessary or desirable in connection with the execution and delivery of the Credit Documents and the consummation of the transactions set forth therein.

                  (j) Officer's Certificate. The Administrative Agent shall have received a certificate or certificates executed by a Senior Financial Officer of the Company on behalf of the Credit Parties as of the Closing Date stating that (A) each Credit Party is in compliance with all existing material financial obligations, (B) all material governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the other transactions contemplated thereby have been obtained, (C) except as disclosed pursuant to the Credit Agreement, no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to effect a member of the Consolidated Parties or any other transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have or could be reasonably expected to have a Material Adverse Effect, and (D) immediately after giving effect to this Agreement, the other Credit Documents and the other transactions contemplated therein to occur on such date, (1) each Credit Party is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Consolidated Parties are in compliance with each of the financial covenants set forth in Article VIII.

                  (k) Opening Borrowing Base Certificate. Receipt by each of the Agents of a Borrowing Base Certificate as of the close of business on a date acceptable to the Administrative Agent, substantially in the form of Exhibit J and certified by a Senior Financial Officer of the Company to be true and correct as of the Closing Date.

                  (l) Evidence of Insurance. Receipt by the Administrative Agent of copies of insurance policies or certificates of insurance of the Credit Parties evidencing general comprehensive liability and property insurance meeting the requirements set forth in the Credit Documents, including, without limitation, naming the Administrative Agent as loss payee on behalf of the Lenders and each Lender as additional insured and copies of credit insurance policies insuring foreign Accounts to be included as Eligible Accounts Receivable.

                  (m) Corporate Structure. The corporate capital and ownership structure of the Consolidated Parties shall be as described in Schedule 5.1(n).

                  (n) Other Indebtedness. Receipt by the Administrative Agent of evidence that, after giving effect to the making of the Loans made on the Closing Date, the Credit Parties


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

         shall have no Indebtedness other than the Indebtedness under the Credit Documents and as disclosed on Schedule 6.9.

                  (o) Solvency Certificate. Receipt by the Administrative Agent of an officer's certificate for each of the Credit Parties prepared by a Senior Financial Officer of such Credit Party as to the financial condition, solvency and related matters of such Credit Party, in each case after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Exhibit K hereto.

                  (p) Sources and Uses; Payment Instructions. Receipt by the Administrative Agent from the Company of (i) a statement of sources and uses of funds covering all payments reasonably expected to be made by the Company in connection with the transactions contemplated by the Credit Documents to be consummated on the Closing Date, including an itemized estimate of all fees, expenses and other closing costs and
         (ii) payment instructions with respect to each wire transfer to be made by the Agents on behalf of the Lenders or the Company or the Borrowers on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

                  (q) 2009 Senior Notes. Issuance by the Company of at least $110 million aggregate principal amount of the 2009 Senior Notes, on terms that are satisfactory to the Administrative Agent. The Administrative Agent shall have received a copy, certified by a Senior Financial Officer of the Company as true and complete, of the 2009 Senior Note Indenture as originally executed and delivered, together with all exhibits and schedules thereto.

                  (r) Financial Statements. The Administrative Agent shall have received the Financial Statements described in Section 6.6 and financial and operational projections for the Consolidated Parties monthly for the fiscal year ending December 31, 2002 and annually for each fiscal year thereafter through the fiscal year ending December 31, 2004.

                  (s) Fees and Expenses. All fees and expenses required to be paid under this Agreement on or prior to the Closing Date shall have been paid in full.

                  (t) Due Diligence. The Administrative Agent shall have completed its due diligence with respect to the Company and its Subsidiaries, including, without limitation its field examination, and the results of such due diligence shall be satisfactory to the Administrative Agent is all respects in its sole discretion.

                  (u) Agent for Service of Process. The Administrative Agent shall have received satisfactory evidence that CT Corporation System shall have been appointed as agent for service of process in the State of North Carolina on behalf of the Company.


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

                  (v) Minimum Excess Availability. The Credit Parties shall have Excess Availability of at least $25,000,000 as of the Closing Date, after giving effect to the payment of fees and expenses associated with the closing of this Agreement, after giving effect to the making of Loans and the application of the proceeds thereof to be made on the Closing Date. Accounts payable of the Borrowers must be at a level and in a condition reasonably acceptable to the Administrative Agent.

                  (w) Other. The receipt by the Administrative Agent of such other documents, agreements or information as reasonably requested by any Lender.

         5.2      CONDITIONS TO ALL EXTENSIONS OF CREDIT.

         In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make Loans or create Bankers' Acceptances, nor shall the Issuing Lender be required to issue or extend a Letter of Credit, unless:

                  (a) Notice. The applicable Borrower shall have delivered (i) in the case of any Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Sections 2.1 or 2.3, as appropriate and (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2 or 2.4, as applicable and (iii) in the case of a Bankers' Acceptance, to the Canadian Agent, an appropriate notice in accordance with Section 2.5;

                  (b) Representations and Warranties. The representations and warranties made by a Credit Party in any Credit Document are true and correct in all material respects at and as if made as of such date;

                  (c) No Default. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto;

                  (d) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect;

                  (e) Availability. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit or the creation of a Bankers' Acceptance, as the case may be, the Borrowers shall be in compliance with Section 4.4(b)(i) and shall have Excess Availability of at least $2,000,000;

                  (f) 2008 Senior Note Indenture. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit or the creation of a Banker's Acceptance, the Company shall not be in violation of the terms of the 2008 Senior Note Indenture;

                  (g) 2009 Senior Note Indenture. Immediately after giving effect to the making of a Loan or the issuance of a Letter of Credit or the creation of a Banker's Acceptance, the Company shall not be in violation of the terms of the 2009 Senior Note Indenture; and


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

                  (h) Canadian Governmental Order. With respect to any request for any Canadian Revolving Loan, the creation of any Bankers' Acceptances, or the issuing of any Canadian Letter of Credit, no requirement shall have been received by the Agents or any Lender or any other Person in respect of any Canadian Credit Party, or otherwise issued in respect of any Canadian Credit Party, from the Minister of National Revenue for payment in excess of $250,000 pursuant to Section 224 or any successor section of the Income Tax Act (Canada) or Section 317 or any successor section of the Excise Tax Act (Canada) or any comparable provision of similar legislation.

The delivery of each Notice of Borrowing and each request for a Letter of Credit or Bankers' Acceptance shall constitute a representation and warranty by the applicable Borrower of the correctness of the matters specified in subsections
(b), (c), (d), (e), (f), (g) and (h) above.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers hereby represent and warrant to each Lender that:

         6.1      ORGANIZATION AND GOOD STANDING.

         Except as set forth on Schedule 6.1, each Credit Party resident in the United States (i) is a corporation, limited partnership or a limited liability company duly incorporated or formed, as the case may be, validly existing and in good standing under the laws of the State of its incorporation or formation, as the case may be, (ii) is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company authorized to do business in every jurisdiction where the failure to so qualify could have or reasonably be expected to have a Material Adverse Effect, and (iii) has the requisite corporate, limited partnership or limited liability company power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. Each Credit Party resident in Canada (A) is a corporation duly incorporated or amalgamated and validly subsisting under the laws of its jurisdiction of incorporation, (B) is duly qualified and in good standing as a foreign or extra-provincial corporation authorized to do business in every jurisdiction where the failure to so qualify would have or reasonably be expected to have a Material Adverse Effect and (C) has the corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         6.2      DUE AUTHORIZATION.

        Except as set forth on Schedule 6.2, each Credit Party (a) has the requisite corporate, limited partnership or limited liability company power and authority to execute, deliver and perform such of the Credit Documents to which it is a party and to incur the obligations herein and therein provided for, and
(b) is duly authorized to, and has been authorized by all necessary corporate, limited partnership or limited liability company action, to execute, deliver and perform such of the Credit Documents to which it is a party.


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

         6.3      NO CONFLICTS.

         With respect to each Credit Party, neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will (a) violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or , certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement (b) violate, contravene or conflict in any material respect with any material law, regulation (including without limitation Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any material Lien upon or with respect to its properties except in favor of the Lenders.

         6.4      CONSENTS.

         No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party in respect of any Credit Party is required in connection with the execution, delivery or performance of this Agreement or any of the other Credit Documents other than those consents which have been obtained and copies of which have been delivered to the Administrative Agent.

         6.5      ENFORCEABLE OBLIGATIONS.

         This Agreement and the other Credit Documents have been duly executed and delivered and constitute legal, valid and binding obligations of each Credit Party (with regard to each agreement or instrument to which it is a party) enforceable in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally.

         6.6      FINANCIAL CONDITION.

                  (a) The financial statements provided to the Lenders, consisting of (i) an audited consolidated balance sheet of the Consolidated Parties, together with related consolidated statements of income, stockholders' equity and cash flow for the fiscal year 2001 and
         (ii) unaudited consolidated balance sheets of the Consolidated Parties, together with related consolidated statements of income, and consolidated statements of cash flow for the month ended January 31, 2002, fairly present the financial condition and business operations of the Consolidated Parties as of such respective dates (together, the "Financial Statements"); such financial statements were prepared in accordance with U.S. GAAP; and since December 31, 2001, there have occurred no changes or circumstances which have had or are reasonably expected to have a Material Adverse Effect.

                  (b) The financial statements delivered to the Lenders pursuant to Sections 7.1(a), (b) and (c) have been prepared in accordance with U.S. GAAP and will present fairly


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

         the consolidated and/or consolidating (as applicable) financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods.

         6.7      NO DEFAULT.

         None of the Credit Parties is in default under any term of any indenture, contract, lease, agreement, instrument or other commitment to which any of them is a party or by which any of them is bound which default has had or could be reasonably expected to have a Material Adverse Effect. None of the Credit Parties knows of any dispute regarding any indenture, contract, lease, agreement, instrument or other commitment which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8      LIENS.

         There are no Liens in favor of third parties with respect to any of the Collateral, including, without limitation, with respect to the Inventory, wherever located, other than Permitted Liens. To the best knowledge of the applicable Credit Party, no lessor, warehouseman, filler, processor or packer of any such Credit Party has granted any Lien with respect to the Inventory maintained by such Credit Party at the property of any such lessor, warehousemen, filler, processor or packer. Upon the proper filing of financing statements and the proper recordation of other applicable documents with the appropriate filing or recordation offices in each of the necessary jurisdictions, the security interests granted pursuant to the Credit Documents constitute and shall at all times constitute valid and enforceable first, prior and perfected Liens on the Collateral (other than Permitted Liens). The Credit Parties are or will be at the time additional Collateral is acquired by them, the absolute owners of the Collateral with full right to pledge, sell, consign, transfer and create a Lien therein, free and clear of any and all Liens in favor of third parties, except Permitted Liens. The Credit Parties will at their expense warrant, until payment in full of the Obligations and termination of the Commitments, and, at the Administrative Agent's request, defend the Collateral from any and all Liens (other than Permitted Liens) of any third party. The Credit Parties will not grant, create or permit to exist, any Lien upon the Collateral, or any proceeds thereof, in favor of any third party (other than Permitted Liens).

         6.9      INDEBTEDNESS.

         The Consolidated Parties have no Indebtedness (including without limitation guaranty, reimbursement or other contingent obligations) except (a) as disclosed in the Financial Statements referenced in Section 6.6, (b) as set forth in Schedule 6.9, and (c) as otherwise permitted under the terms of this Agreement.

         6.10     LITIGATION.

         Except as disclosed in Schedule 6.10, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of the Borrowers threatened, against any Credit Party which, if adversely determined, would have or reasonably be expected to have a Material Adverse Effect.


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

         6.11     MATERIAL CONTRACTS.

         No Credit Party is in default under any Material Contract which default could reasonably be expected to have a Material Adverse Effect.

         6.12     TAXES.

         Each Credit Party has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to be due (including interest and penalties) and has paid all other material taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (a) that are not yet delinquent or (b) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with U.S. GAAP. None of the Credit Parties is aware of any proposed material tax assessments against it or any other Credit Party.

         6.13     COMPLIANCE WITH LAW.

         None of the Credit Parties has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government, or any other Governmental Authority or any self regulatory organization, or any judgment, decree or order of any court, applicable to its business or operations except where the aggregate of all such violations or failures to comply would not have or reasonably be expected to have a Material Adverse Effect. The conduct of the business of each of the Credit Parties is in conformity with all securities, commodities, energy, public utility, zoning, building code, health, OSHA and environmental requirements and all other foreign, federal, state, provincial and local governmental and regulatory requirements and requirements of any self regulatory organizations, except where such non-conformities could not reasonably be expected to have a Material Adverse Effect. None of the Credit Parties has received any notice to the effect that, or otherwise been advised that, it is not in compliance with, and none of such Credit Parties has any reason to anticipate that any currently existing circumstances are likely to result in the violation of any such statute, law, ordinance, regulation, rule, judgment, decree or order which failure or violation could reasonably be expected to have a Material Adverse Effect.

         6.14     ERISA.

                  (a) Except as would not reasonably be expected to have a Material Adverse Effect, during the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best of the Borrowers' or any ERISA Affiliate's knowledge, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and
         Section 412 of the Code, whether or not waived, has occurred with respect to any Single Employer Plan; (iii) each Plan, Single Employer Plan and, to the best of the Borrowers' or any ERISA Affiliate's knowledge, each Multiemployer Plan has been


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

         maintained, operated, and funded in compliance in all material respects with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and
         (iv) no Lien in favor of the PBGC or a Single Employer Plan has arisen or is reasonably likely to arise on account of any Single Employer Plan.

                  (b) Except as set forth in the Financial Statements, the actuarial present value of all "benefit liabilities" on a going concern basis, whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan .

                  (c) Except as would not reasonably be expected to have a Material Adverse Effect, neither the Borrowers nor any ERISA Affiliate has incurred, or, to the best of the Borrowers' or any ERISA Affiliate's knowledge, is reasonably expected to incur, any withdrawal liability under ERISA with respect to any Multiemployer Plan or Multiple Employer Plan. Except as would not reasonably be expected to have a Material Adverse Effect, neither Borrower nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if such Borrower or any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best of the Borrowers' or any ERISA Affiliate's knowledge, reasonably expected to be in reorganization, insolvent, or terminated.

                  (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrowers or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrowers or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability, except for any such prohibited transaction or breach which would not reasonably be expected to have a Material Adverse Effect.

                  (e) Except as set forth in the Financial Statements, the Borrowers and their ERISA Affiliates have no material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects with such sections.

                  (f) All Canadian benefit plans and Canadian pension plans and any similar plans of the Canadian Borrowers and their Subsidiaries are duly registered under all


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

         applicable federal and provincial pension benefits legislation, including the provisions of the Income Tax Act (Canada), have been administered in accordance with such legislation and no event has occurred which would cause a loss of such registered status. All material obligations of the Canadian Borrowers and their Subsidiaries (including fiduciary and funding obligations) under such plans required to be performed have been performed. There are no outstanding disputes concerning the assets held in the funding media for such plans. All contributions or premiums required to be made by the Canadian Borrowers or their Subsidiaries to such plans have been made in a timely fashion in accordance with the terms of such plans and applicable laws. Each of such plans is fully funded and there exists no going concern unfunded actuarial liabilities or solvency deficiencies in respect of such plans.

         6.15     SUBSIDIARIES.

         Set forth in Schedule 6.15 is a complete and accurate list of all Subsidiaries of each of the Consolidated Parties. Information on the attached
Schedule 6.15 includes a complete and accurate list of the jurisdiction of incorporation of each of the Consolidated Parties and the percentage ownership interest of voting stock owned by the direct parent company in each such member and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding capital stock and other equity interests of all Credit Parties is validly issued, fully paid and non-assessable and is owned by the Borrowers, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.15, no Subsidiary has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

         6.16     USE OF PROCEEDS; MARGIN STOCK.

         The proceeds of the Loans hereunder will be used solely for the purposes specified in Section 7.10. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or Regulation X, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U or Regulation X.

         6.17     GOVERNMENT REGULATION.

         No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 or the Interstate Commerce Act, each as amended. In addition, none of the Credit Parties is (a) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (b) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary" or a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.


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
Other than W. Barnes Hauptfuhrer, no director, executive officer or principal shareholder of any Credit Party is a director, executive officer or principal shareholder of any Lender. For purposes hereof, the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) shall have the meanings ascribed to them in Regulation O issued by the Board of Governors of the Federal Reserve System.

         6.18     HAZARDOUS SUBSTANCES.

         Except as disclosed on Schedule 6.18 or except as would not reasonably be expected to have a Material Adverse Effect, all real property owned or leased by any Credit Party or on which any Credit Party operates (the "Subject Property") is free from "hazardous substances" "contaminants" or "pollutants" or similar substances as defined in the applicable Environmental Laws in concentrations or amounts that require cleanup under any Environmental Laws; no portion of the Subject Property is subject to federal, provincial, state or local, complaint, investigation or, to the Borrowers' knowledge, liability under applicable Environmental Laws because of the presence of leaked or spilled petroleum products, waste materials or debris, "PCB's" or PCB items (as defined in 40 C.F.R. ss.763.3), underground storage tanks, "asbestos" (as defined in 40 C.F.R. ss.763.63) or the past or present accumulation, spillage or leakage of any such substance subject to regulation under the Environmental Laws; and each Credit Party is in compliance with all Environmental Laws applicable in connection with the operation of its businesses, except to the extent that the failure to be in compliance would not have or reasonably be expected to have a Material Adverse Effect; and no Borrower knows of any complaint or investigation under Environmental Laws regarding real property which it or any other Credit Party owns or leases or on which it or any other Credit Party operates.

         6.19     PATENTS, FRANCHISES, ETC.

        Each Credit Party possesses or has the right to use all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free of adverse claims, that are necessary for the operation of its respective business as presently conducted and as proposed to be conducted. Each Credit Party has obtained all material licenses, permits, franchises or other governmental authorizations necessary to the ownership of its respective property and to the conduct of its business, except to the extent that the failure to have obtained any such licenses, permits, franchises or other governmental authorizations would not have or reasonably be expected to have a Material Adverse Effect.

         6.20     SOLVENCY.

        Each Credit Party individually, and the Credit Parties as a whole, are and, after consummation of this Agreement and after giving effect to all Indebtedness incurred hereunder will be Solvent.

         6.21     LOCATION OF ASSETS.

         The Credit Parties' chief executive offices are set forth on Schedule
6.21 hereto, and the books and records of the Credit Parties and all chattel paper and all records of accounts are


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

located at the chief executive offices of the Credit Parties or as otherwise noted on Schedule 6.21. All other locations where the Credit Parties keep, store or maintain any Collateral are set forth on Schedule 6.21 hereto. There is no jurisdiction in which any Credit Party has any Collateral (except for Inventory held for shipment by third Persons, Inventory in transit, Inventory held for processing by third Persons, or immaterial quantities of Inventory) other than those jurisdictions listed on Schedule 6.21. Schedule 6.21 is a true, correct and complete list of (i) the names and addresses of each warehouseman, filler, processor and packer at which Inventory is stored, (ii) the address of the chief executive offices of the Credit Parties, (iii) the address of all offices where records and books of account of the Credit Parties are kept or where Collateral is kept, stored or maintained and (iv) the state of incorporation or formation of each of the Credit Parties. None of the receipts received by any of the Credit Parties from any warehouseman, filler, processor or packer states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such named person's assigns. Each of the Credit Parties agrees to provide the Administrative Agent with a revised
Schedule 6.21 setting forth current principal places of business, chief executive offices, information concerning Inventory locations and jurisdictions of incorporation or formation on a quarterly basis at the time the financial statements described in Section 7.1(b) are required to be delivered to the Administrative Agent and the Lenders.

         6.22     D/B/A OR TRADE NAMES.

         None of the Credit Parties has used any corporate, d/b/a or trade name during the five (5) years preceding the date hereof, other than the corporate name shown on its or such Subsidiary's Articles or Certificate of Incorporation and as set forth on Schedule 6.22.

         6.23     NO EMPLOYEE DISPUTES.

         There are no controversies pending or, to the best knowledge of the Borrowers after diligent inquiry, threatened between any Credit Parties and any of their respective employees, other than employee grievances arising in the ordinary course of business which could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.24     BROKERS' FEES.

         Except for fees payable to the Arranger in connection with the closing and syndication of this Credit Agreement, no Credit Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents to occur on the Closing Date.

         6.25     LABOR MATTERS.

         None of the Credit Parties is engaged in any unfair labor practice. There is (a) no material unfair labor practice complaint pending against any Credit Party or, to the best knowledge of the Borrowers, threatened against any of them, before the National Labor Relations Board, the Canadian Labour Relations Board or any applicable provincial labour relations board, and no grievance or arbitration proceeding arising out of or under collective bargaining


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

agreements that has or would reasonably be expected to have a Material Adverse Effect is so pending against any Credit Party or, to the best knowledge of the Borrowers, threatened against any of them, (b) no strike, labor dispute, slowdown or stoppage pending against any Credit Party or, to the best knowledge of the Borrowers, threatened against any of them, which would have or reasonably be expected to have a Material Adverse Effect and (c) to the best of the knowledge of the Borrowers, no union representation questions with respect to the employees of any of the Credit Parties and no union organizing activities which would have or reasonably be expected to have a Material Adverse Effect.

         6.26     STATUS OF ACCOUNTS.

         Each of the Accounts (other than Accounts owing from one Credit Party to another Credit Party) is based on an actual and bona fide sale and delivery of goods or rendering of services to customers, made by the Credit Parties in the ordinary course of business; the goods and inventory being sold and the Accounts created are exclusive property of the Credit Parties and are not and shall not be subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than the Permitted Liens; and each of the Credit Parties' customers have accepted the goods or services, owe and are obligated to pay in cash the full amounts stated in the invoices according to their terms, without any dispute, offset, defense or counterclaim that could reasonably be expected to have, when aggregated with any such other disputes, offsets, defenses or counterclaims, a Material Adverse Effect. Each of the Credit Parties confirms to the Lenders that any and all taxes or fees relating to its business, its sales, the Accounts or the goods relating thereto, are its sole responsibility and that same will be paid by such Credit Party when due (unless duly contested and adequately reserved for) and that none of said taxes or fees is or will become a lien on or claim against the Accounts. Each of the Credit Parties confirms to the Lenders that since January 1, 2002, (i) it has not lost any account or customer which could reasonably be expected to have a Material Adverse Effect and (ii) each written contract or other arrangement to which any Credit Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could materially adversely effect the business, assets, operations, prospects or condition of such Credit Party, are in full force and effect.

         6.27     TRADE SUPPLIERS.

         Attached hereto as Schedule 6.27 is a true, correct and complete list of all of the suppliers who have sold goods to the Credit Parties during the fiscal year ended December 31, 2001, for an amount representing ten (10) percent or more of the accounts of the Credit Parties payable for such year.

         6.28     KEY MEMBERS OF MANAGEMENT.

         Attached hereto as Schedule 6.28 (as updated from time to time) is a true, correct and complete list of the executive officers of the Credit Parties who report to the Chief Executive Officer of the Company as of the date hereof (collectively, the "Senior Management Members").


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

         6.29     ACCURACY AND COMPLETENESS OF INFORMATION.

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Credit Parties in writing to the Administrative Agent, the Canadian Agent, or any Lender for purposes of or in connection with this Credit Agreement or any Credit Documents, or any transaction contemplated hereby or thereby is or will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time. There is no fact now known to any Senior Officer of any Credit Party which has, or would reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the Financial Statements, or any certificate, opinion or other written statement made or furnished by any Credit Party to the Administrative Agent.


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

        Each Borrower hereby covenants and agrees that so long as this Agreement is in effect and until the Loans, LOC Obligations and BA Obligations, together with interest, fees and other Obligations hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated that they will do or cause to be done the following:

         7.1      INFORMATION COVENANTS.

        The Borrowers will furnish, or cause to be furnished, to the Administrative Agent and each Lender:

                  (a) Annual Financial Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet of the Consolidated Parties as at the end of such fiscal year together with related consolidated statements of income, shareholder's equity and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all in reasonable detail and audited by independent certified public accountants of recognized national standing and whose opinion shall be to the effect that such consolidated financial statements have been prepared in accordance with U.S. GAAP and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern. It is specifically understood and agreed that failure of the annual financial statements to be accompanied by an opinion of such accountants in form and substance as provided herein shall constitute an Event of Default hereunder. The financial statements delivered pursuant to this Section 7.1(a) will have been prepared in accordance with U.S. GAAP and will present fairly the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of the date thereof.

                  (b) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each Production Quarter (other than the fourth


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

         Production Quarter, in which case ninety (90) days after the end thereof) of each fiscal year of the Consolidated Parties, a consolidated balance sheet and statements of income and of cash flows of the Consolidated Parties as at the end of such quarterly period together with related consolidated statements of retained earnings, shareholder's equity and of cash flows for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form figures for the corresponding period of the preceding fiscal year, all in reasonable form and detail acceptable to the Administrative Agent, and accompanied by a certificate of a Senior Financial Officer of the Company as being true and correct and as having been prepared in accordance with U.S. GAAP, subject to changes resulting from audit and normal year-end audit adjustments. The financial statements delivered pursuant to this
         Section 7.1(b) will have been prepared in accordance with U.S. GAAP and will present fairly the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of the date thereof.

                  (c) Monthly Financial Statements. As soon as available and in any event within thirty (30) days after the end of each Production Month of the Consolidated Parties, (i) unaudited consolidated financial statements similar to those required by clause (a) above as of the end of such period and for such period then ended and for the period from the beginning of the current fiscal year to the end of such period and
         (ii) unaudited balance sheets, income statements and statements of cash flow by unit, in each case prepared in accordance with US GAAP (except that such monthly statements need not include footnotes) and certified by a Senior Financial Officer of the Company.

                  (d) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a), (b) and (c), a certificate of a Senior Financial Officer of the Company substantially in the form of Exhibit L to the effect that no Default or Event of Default exists, or if any Default or Event of Default does exist specifying the nature and extent thereof and what action the Borrowers propose to take with respect thereto. In addition, for each fiscal quarter, such certificate shall (i) demonstrate compliance with the financial covenants contained in Article VIII by calculation thereof as of the end of each such fiscal period and (ii) contain information regarding expenditures made by the Credit Parties as to Permitted Investments and Capital Expenditures during the prior fiscal quarter.

                  (e) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to a member of the Consolidated Parties in connection with any annual, interim or special audit of the books of the Consolidated Parties.

                  (f) SEC and Other Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and material reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as the Consolidated Parties shall send to its shareholders or to the holders of any other Indebtedness in their capacity as such holders and (ii) upon the request of the Administrative Agent, all material reports and written information to and from the United States Environmental Protection Agency, or any Canadian, state, provincial or local agency responsible for environmental matters, the


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

         United States Occupational Safety and Health Administration, or any Canadian, state, provincial or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters relating to a member of the Consolidated Parties.

                  (g) Notices. Each Borrower will give written notice to the Administrative Agent (i) immediately of the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Borrowers propose to take with respect thereto, and (ii) promptly, but in any event within five (5) Business Days, following the occurrence of any of the following with respect to a Credit Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Credit Party which, if adversely determined, would have or reasonably be expected to have, a Material Adverse Effect, (B) any levy of an attachment, execution or other process against the assets of a Credit Party having a value of $1,000,000 or more, (C) the occurrence of an event or condition which shall constitute a default or event of default under any Indebtedness of a member of the Consolidated Parties in excess of $1,000,000, (D) any development in the business or affairs of any of the Consolidated Parties which has resulted in, or which the Company reasonably believes may result in, a Material Adverse Effect,
         (E) the institution of any proceedings against a Credit Party with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, foreign, state, provincial or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which would have or be reasonably expected to have a Material Adverse Effect or (F) promptly, of any change in the name of any Credit Party.

                  (h) Annual Budget and Projections. Within thirty (30) days following the end of each fiscal year, beginning with the fiscal year ending December 31, 2002, an annual budget of the Consolidated Parties containing, among other things, pro forma financial statements and projected loan usage and excess availability on a monthly basis under the Credit Agreement for the next fiscal year financial and operational projections for such fiscal year.

                  (i) Borrowing Base Certificate, etc.. Not later than 12:00 Noon on the 25th day of each Production Month (or if such day is not a Business Day, then on the next succeeding Business Day) and within three (3) Business Days following the date of any Asset Disposition or Casualty Loss in excess of $1,000,000, the Borrowers shall deliver a borrowing base certificate (the "Borrowing Base Certificate") in substantially the form of Exhibit J hereto, duly completed and certified by a Senior Financial Officer of the Company detailing the Eligible Accounts Receivable and Eligible Inventory of the Credit Parties as of the last day of the immediately preceding Production Month. In addition, on the 25th day of each Production Month (or if such day is not a Business Day, then on the next succeeding Business
         Day), the Company shall furnish a written report to the Lenders setting forth (i) the accounts receivable aged trial balance at the immediately preceding Production Month end for each account debtor, (ii) the accounts payable aging summary for the immediately preceding Production Month, (iii) an inventory summary as of the immediately preceding Production Month by inventory location and reflecting inventory


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

         composition (i.e, consigned versus owned, raw versus work-in-process, finished goods versus MRO, etc.) and (iv) a sales and cash receipt summary for such immediately preceding Production Month. Such aging reports shall indicate which Accounts are current, up to 30, 30 to 60 and over sixty (60) days past due and shall list the names of all applicable account debtors. The Administrative Agent may, but shall not be required to, rely on each Borrowing Base Certificate delivered hereunder as accurately setting forth the available U.S. Borrowing Base and Canadian Borrowing Base for all purposes of this Credit Agreement until such time as a new Borrowing Base Certificate is delivered to the Administrative Agent in accordance herewith; Borrowing Base Certificates may be prepared and submitted to the Lenders, and the Administrative Agent may request delivery of Borrowing Base Certificates, on a more frequent basis than each Production Month, provided that such certificate shall comply with the requirements set forth elsewhere herein.

                  (j) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Consolidated Parties as the Administrative Agent or the Lenders may reasonably request.

         7.2      PRESERVATION OF EXISTENCE AND FRANCHISES.

         Each Consolidated Party will do all things necessary to preserve and keep (and will cause each of its Subsidiaries to keep) in full force and effect its existence, franchises and authority, except for corporate reorganizations, corporate dissolution and other similar transactions which would not have or reasonably be expected to have a Material Adverse Effect.

         7.3      BOOKS AND RECORDS.

         The Consolidated Parties will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of U.S. GAAP. In addition, each Credit Party will maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice.

         7.4      COMPLIANCE WITH LAW.

         Each of the Consolidated Parties will comply with all material laws, rules, regulations and orders of, and all applicable restrictions imposed by all applicable Governmental Authorities applicable to it, including applicable Environmental Laws if noncompliance would have or be reasonably likely to have a Material Adverse Effect.

         7.5      PAYMENT OF TAXES AND OTHER INDEBTEDNESS.

         Each of the Consolidated Parties will pay and discharge (a) all material taxes, assessments and governmental charges or levies imposed upon it or them, or upon its or their capital, income or profits, or upon any of its or their properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, would give rise to a Lien or charge upon any of its or their properties, and (c) except as prohibited hereunder, all of its


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

other Indebtedness as it shall become due; provided, however, that there is no requirement to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with U.S. GAAP, unless the failure to make any such payment (i) shall give rise to an immediate right to foreclosure on a Lien securing such amounts or (ii) otherwise would have or reasonably be expected to have a Material Adverse Effect.

         7.6      INSURANCE; CASUALTY LOSS.

         (a) Each of the Credit Parties will maintain comprehensive general liability insurance covering third party property damage and insurance covering the Collateral up to the replacement value thereof, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to the Administrative Agent in its commercially reasonable judgment. The present coverage of the Credit Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6 hereto. All policies covering the Collateral are to name the applicable Credit Parties and the Administrative Agent as loss payees in case of loss, as their interests may appear, and are to contain such other provisions as the Administrative Agent may reasonably require to fully protect such Agent's interest in the Collateral and to any payments to be made under such policies. All comprehensive general liability policies of the Credit Parties are to name the Administrative Agent and each Lender as an additional insured. True copies of all original insurance policies or certificates of insurance evidencing such insurance covering the Collateral are to be delivered to the Administrative Agent on or prior to the Closing Date, premium prepaid, with the loss payable endorsement in the Administrative Agent's favor, and shall provide for not less than thirty (30) days prior written notice to the Administrative Agent, of the exercise of any right of cancellation. In the event any Credit Party fails to respond in a timely and appropriate manner (as determined by the Administrative Agent in its reasonable discretion) with respect to collecting under any insurance policies required to be maintained under this Section 7.6, the Administrative Agent shall have the right, in the name of itself or any Credit Party, to file claims under such insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

         (b) Each of the Credit Parties will provide written notice to the Lenders of the occurrence of any of the following events within five (5) Business Days after the occurrence of such event: any of the Collateral is (i) damaged or destroyed, or suffers any other loss or (ii) is condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such Collateral for the purpose to which such Collateral was used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise, and in either case the amount of the damage, destruction, loss or diminution in value of such Collateral is in excess of $500,000 (collectively, a "Casualty Loss"). Each Credit Party will diligently file and prosecute its claim or claims for any award or payment in connection with a Casualty Loss. In connection with any Casualty Loss, the Credit Parties will pay to the Administrative Agent, promptly upon receipt thereof, any and all insurance proceeds and payments received by any of the Credit Parties on account of damage, destruction or loss of all or any portion of the Collateral and the Administrative Agent shall, at its election and in its sole discretion, either (A) apply the proceeds realized from such loss to payment of accrued and unpaid interest or outstanding principal of the Revolving Loans in accordance with Section 4.4 hereof or (B) pay such proceeds to the Credit Parties to be used to repair, replace or rebuild the Collateral or portion thereof that was the subject of the loss. No settlement on account of any Casualty Loss shall be made without the consent of the Lenders and (2) the Administrative Agent may participate in any such proceedings and the Credit Parties will deliver to the Administrative Agent such documents as may be requested by the Administrative Agent in connection therewith and will consult with the Administrative Agent, its attorneys and agents in the making and prosecution of such claim or claims. Each of the Credit Parties hereby irrevocably authorizes and appoints the Administrative Agent its attorney-in-fact, after the occurrence and continuance of an Event of Default, to collect and receive for any such award or payment and to file and prosecute such claim or claims, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest, and each of the Credit Parties shall, upon demand of the Administrative Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Administrative Agent for the benefit of the Lenders, free and clear of any encumbrances of any kind or nature whatsoever.

         7.7      MAINTENANCE OF PROPERTY.

         Each of the Consolidated Parties will maintain and preserve its properties and equipment used or necessary in its business (in whomever's possession as they may be) in good repair, working order and condition, normal wear and tear excepted (and having regard to their respective ages), and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

         7.8      PERFORMANCE OF OBLIGATIONS.

         Each of the Consolidated Parties will perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

         7.9      ERISA.

         Upon the Company or any ERISA Affiliate obtaining knowledge thereof, the Company will give written notice to the Administrative Agent promptly (and in any event within five (5) Business Days) of: (a) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a ERISA Event; (b) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Company or any ERISA Affiliate, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (c) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Company or any ERISA Affiliate is required to contribute to each Single Employer Plan or Multiemployer Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (d) any change in the funding status of any Single Employer Plan that could have or be reasonably expected to have a Material Adverse Effect; together, with a description of any such event or condition or a copy of any such notice and a statement by a Senior Financial Officer of the Company briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Company or any ERISA Affiliate with respect thereto. Promptly upon request, the Company shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to filed with the DOL and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

All Canadian benefit plans and Canadian pension plans and any similar plans applicable to the Canadian Borrowers and their Subsidiaries will, if required by applicable law, be duly registered under the provisions of the Income Tax Act (Canada) and all applicable provincial benefits legislation, will be administered in accordance with such statute and no event will be allowed to occur which would cause a loss of such registered status. All material obligations of the Canadian Borrowers and their Subsidiaries (including fiduciary and funding obligations) required to be performed in connection with such plans and the funding media therefor will be performed, except where the failure to perform such obligations would not have or reasonably be expected to have a Material Adverse Effect. There will be no outstanding disputes concerning the assets held in the funding media for such plans. All contributions or premiums required to be made by the Canadian Borrowers or their Subsidiaries to such plans will be made in a timely fashion in accordance with the terms of such plans and applicable laws. Each of such plans will be fully funded and no going concern unfunded actuarial liabilities or solvency deficiencies in respect of such plans will be allowed to exist.

         7.10     USE OF PROCEEDS.

         The proceeds of the Loans hereunder will be used solely (a) for repayment of certain amounts of existing Funded Debt of the Consolidated Parties, (b) for general corporate, working capital purposes and capital expenditures of the Credit Parties in the ordinary course of business and (c) as otherwise permitted under this Agreement.

         7.11     ADDITIONAL SUBSIDIARIES.

         Promptly, or in any event within thirty (30) days, upon any Person becoming a direct or indirect Subsidiary of a Borrower, the Borrowers shall so notify the Administrative Agent and the Canadian Agent and shall, (a) in the case of a Person organized and resident in the United States cause (i) such Person to become a U.S. Borrower hereunder pursuant to a Joinder Agreement, (ii) such Person to execute a Guaranty Agreement in substantially the same form as the Guaranty Agreements executed by the other Guarantors organized and resident in the United States , (iii) the U.S. Collateral of such Person to be pledged to the Lenders pursuant to a Security Document similar to those executed by the U.S. Borrowers, (iv) such Person to execute Revolving Notes in favor of the U.S. Lenders and (v) such Person to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 Financing Statements, Acknowledgment Agreements, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent and (b) in the case of a Person organized and domiciled in Canada cause (i) such Person to become a Canadian Borrower hereunder pursuant to a Joinder Agreement, (ii) the Canadian Collateral of such Person to be pledged to the Lenders pursuant to a Security Document similar to those executed by the Canadian Borrowers, (iii) such Person to execute Revolving Notes in favor of the Canadian Lenders and (iv) such Person to deliver such other documentation as the Administrative Agent or the Canadian Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate PPSA Financing Statements (or equivalent filings), Acknowledgment Agreements, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent.

         7.12     AUDITS/INSPECTIONS.

         Each of the Credit Parties agrees that the Administrative Agent or its agents may enter upon the premises of any of the Credit Parties at any time and from time to time, during normal business hours, upon reasonable notice and, on and after the occurrence and during the continuation of an Event of Default which continues and is continuing beyond the expiration of any grace or cure period applicable thereto and which has not otherwise been waived by the Administrative Agent, at any time at all, for the purpose of (a) enabling the Administrative Agent's internal auditors or other designees to conduct field examinations at such of the Credit Party's expense, (b) inspecting the Collateral, (c) inspecting and/or copying (at the Credit Parties' expense) any and all records pertaining thereto, (d) discussing the affairs, finances and business of any Credit Party or with any officers, employees and directors of any Credit Party with its certified independent accountant and (e) verifying Eligible Accounts Receivable and/or Eligible Inventory. The Lenders, in the reasonable discretion of the Administrative Agent, may accompany the Administrative Agent at their sole expense in connection with the foregoing inspections.

         7.13     INVENTORY.

         Within thirty (30) days after the end of each month, upon the request of the Administrative Agent from time to time, the Credit Parties will provide to the Administrative Agent written statements listing categories of Inventory in reasonable detail as requested by the Administrative Agent. The Credit Parties will conduct annually a physical count of their Inventory and will provide the Administrative Agent with prior written notice indicating when the physical count is to be performed, and a copy of such count will be promptly supplied to the Administrative Agent accompanied by a report of the value (valued at FIFO) of such Inventory; provided that the Credit Parties will conduct such a physical count at such other times and as of such dates as the Administrative Agent shall reasonably request.

         7.14     COLLATERAL RECORDS.

         Each Credit Party agrees to maintain such books and records regarding Accounts and the other Collateral as the Administrative Agent may reasonably require, and agrees that such books and records will reflect the Lenders' interest in the Accounts and such other Collateral. Each of the Credit Parties agrees to afford the Administrative Agent thirty (30) days prior written notice of any change in the location at which any Collateral is stored or maintained (other than Inventory held for shipment by third Persons, Inventory in transit, Inventory held for processing by third Persons or immaterial quantities of assets, equipment or Inventory) or in the location of its chief executive office or place of business from the locations specified in Schedule 6.21, and to execute in advance of such change, cause to be filed and/or delivered to the Administrative Agent any financing statements or other documents required by the Administrative Agent, all in form and substance satisfactory to the Administrative Agent. Each of the Credit Parties agrees to advise the Administrative Agent promptly, in sufficient detail, of any material change relating to the type, quantity or quality of the Collateral or any event which could reasonably be expected to have a Material Adverse Effect. Each of the Credit Parties agrees to furnish any Lender with such other information regarding its business affairs and financial condition as such Lender may reasonably request from time to time.

         7.15     SECURITY INTERESTS.

         Each Credit Party will defend all or any portion of the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, except where the amount of such Collateral is immaterial and the failure to so defend such Collateral would not reasonably be expected to have a Material Adverse Effect. Each Credit Party agrees to comply with the requirements of all state, provincial and federal laws in order to grant to the Lenders a valid and perfected first security interest in the Collateral. The Administrative Agent is hereby authorized by each Credit Party to file any financing statements covering the Collateral. Each Credit Party agrees to do whatever the Administrative Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, fixture filings and amendments, renewals and continuations thereof; cooperating with the Administrative Agent's custodians; keeping stock records; obtaining waivers from landlords and mortgagees and from warehousemen, fillers, processors and packers and their respective landlords and mortgagees; paying claims, which might if unpaid, become a Lien (other than a Permitted Lien) on the

Collateral; and performing such further acts as the Administrative Agent may require in order to effect the purposes of this Credit Agreement and the other Credit Documents. Any and all fees, costs and expenses of whatever kind and nature (including any Taxes, reasonable attorneys' fees or costs for insurance of any kind), which the Administrative Agent may reasonably incur with respect to the Collateral or the Obligations: in filing public notices; in preparing or filing documents; making title examinations or rendering opinions; in protecting, maintaining, or preserving the Collateral or its interest therein; in enforcing or foreclosing the Liens hereunder, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or proceedings arising out of or relating to its transactions with any of the Credit Parties under this Credit Agreement or any other Credit Document, will be borne and paid by the Credit Parties. If same are not promptly paid by the Credit Parties, the Administrative Agent may pay same on the Credit Parties' behalf, and the amount thereof shall be an Obligation secured hereby and due to the Administrative Agent on demand.

         7.16     SCHEDULES OF ACCOUNTS AND PURCHASE ORDERS.

         In furtherance of the continuing assignment and security interest in the Accounts of each of the Credit Parties granted pursuant to the Security Agreements, at the request of the Administrative Agent, upon the creation of Accounts, each of the Credit Parties will execute and deliver to the Administrative Agent in such form and manner as the Administrative Agent may reasonably require, solely for its convenience in maintaining records of collateral, such confirmatory schedules of Accounts, and other appropriate reports designating, identifying and describing the Accounts as the Administrative Agent may require. In addition, upon the Administrative Agent's request, upon the occurrence and during the continuation of an Event of Default, each Credit Party will provide the Administrative Agent with copies of agreements with, or purchase orders from, the customers of each of the Credit Parties, and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to said Accounts and other collateral as the Administrative Agent may reasonably require. Failure to provide the Administrative Agent with any of the foregoing shall in no way affect, diminish, modify or otherwise limit the security interests granted herein. Each Credit Party hereby authorizes the Administrative Agent to regard such Credit Party's printed name or rubber stamp signature on assignment schedules or invoices as the equivalent of a manual signature by such Credit Party's authorized officers or agents.

         7.17     COLLECTION OF ACCOUNTS.

         Unless an Event of Default has occurred and is continuing beyond the expiration of the applicable grace or cure period, or has not otherwise been waived by the Administrative Agent, each Credit Party may and will in accordance with prudent business practices enforce, collect and receive all amounts owing on the Accounts (subject to any amounts that such Credit Party is required to rebate to the applicable account debtor pursuant to any agreement between such Credit Party and such account debtor), for the Lenders' benefit and on the Lenders' behalf but at the Credit Parties' expense in accordance with the provisions of Section 3.1 or 3.2, as applicable; the Administrative Agent may, and upon the request of the Required Lenders shall, shall terminate such privilege, without notice to the Credit Parties which is hereby expressly waived by the Credit Parties, upon the occurrence of any Event of Default which occurs and continues beyond the expiration of any applicable grace or cure period, or which has not otherwise been waived by the Required Lenders. Any checks, cash, notes or other instruments or property received by any Credit Party with respect to any Accounts shall be held by such Credit Party in trust for the benefit of the Lenders, separate from such Credit Party's own property and funds, and immediately turned over to the Administrative Agent or the Canadian Agent, as applicable, with proper assignments or endorsements. No checks, drafts or other instruments received by an Agent shall constitute final payment unless and until such instruments have actually been collected.

         7.18     NOTICE; CREDIT MEMORANDA; AND RETURNED GOODS.

         Each Credit Party will notify the Administrative Agent promptly of any matters materially affecting the value, enforceability or collectibility of any Account, and of all material customer disputes, offsets, defenses, counterclaims, returns and rejections, and all reclaimed or repossessed merchandise or goods, provided, however, that such notice shall only be required as to any such matter that affects Accounts outstanding at any one time from any account debtor, which affected Accounts have a value greater than $500,000, or to the extent that the outcome of such matter could reasonably be expected to have a Material Adverse Effect. Each Credit Party will issue credit memoranda promptly (with duplicates to the Administrative Agent upon its request for same) upon accepting returns or granting allowances, and may continue to do so until the occurrence of an Event of Default which continues beyond the expiration of the applicable grace or cure period, or which has not otherwise been waived by the Required Lenders or upon the request of the Administrative Agent or upon the request of the Required Lenders. After the occurrence and during the continuance of an Event of Default, each Credit Party agrees that all returned, reclaimed or repossessed merchandise or goods shall be set aside by such Credit Party, marked with the Lenders' name and held by such Credit Party for the Lenders' account as owner and assignee.

         7.19     ACKNOWLEDGMENT AGREEMENTS.

         Each Credit Party will use commercially reasonable efforts (which shall not require any Credit Party to expend any material sums) to assist the Administrative Agent in obtaining executed Acknowledgment Agreements from each of the warehousemen, processors, packers, fillers, landlords and mortgagees with whom such Credit Party conducts business from time to time or who have an interest in any real property on which any of the Collateral is located.

         7.20     TRADEMARKS.

         Each Consolidated Parties will do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of trademarks, service marks and other marks, trade names or other trade rights owned or licensed by such Consolidated Parties, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.


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

         7.21     PRIORITY OF  LIENS.

         Within fifteen (15) days following the first Business Day on which the public service workers in the province of Ontario have returned to work and have begun accepting filings of financing statements under the PPSA, the Administrative Agent shall have received satisfactory evidence that (i) subject to Permitted Liens, the Administrative Agent, on behalf of the applicable Lenders, holds a perfected, first priority Lien on all applicable Collateral (subject to clause (i) above) and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.


                                  ARTICLE VIII

                               FINANCIAL COVENANTS

        Each Borrower hereby covenants and agrees that so long as this Agreement is in effect and until the Loans, LOC Obligations and BA Obligations, together with interest, fees and other Obligations hereunder, have been paid in full and the Commitments and Letters of Credit hereunder shall have terminated that they will do or cause to be done the following:

         8.1      FIXED CHARGE COVERAGE RATIO.

         The Consolidated Parties shall maintain a Fixed Charge Coverage Ratio of not less than (a) 1.0 to 1.0 as of the last day of each fiscal quarter occurring on or prior to December 31, 2002 and (b) 1.1 to 1.0 as of the last day of each fiscal quarter occurring thereafter; provided, however, to the extent that Excess Availability as of each of the last 30 days of such fiscal quarter is greater than $20,000,000, the Fixed Charge Coverage Ratio for such fiscal quarter shall not be tested.

         8.2      CAPITAL EXPENDITURES.

         The Consolidated Parties shall not make Consolidated Capital Expenditures in excess of (a) $18,000,000 during the fiscal year ending December 31, 2002, (b) $21,000,000 during the fiscal year ending December 31, 2003 and
(c) $23,000,000 during the fiscal year ending December 31, 2004 (in each case computed on a non-cumulative basis).

         8.3      MINIMUM CONSOLIDATED EBITDA.

         Consolidated EBITDA for the Consolidated Parties shall at all times be greater than or equal to the following amounts for the indicated fiscal quarter, calculated on a rolling four quarter basis (except for the fiscal quarter ending March 31, 2002, Consolidated EBITDA shall be calculated only for such quarter, for the fiscal quarter ending June 30, 2002, Consolidated EBITDA shall be calculated for the two fiscal quarters then ending and for the fiscal quarter ending September 30, 2002, Consolidated EBITDA shall be calculated for the three fiscal quarters then ending):

                                                  Minimum Consolidated
          Fiscal Quarter Ending                         EBITDA
          ---------------------                   --------------------
March 31, 2002                                        $ 7,800,000
June 30, 2002                                         $21,500,000
September 30, 2002                                    $34,500,000
December 31, 2002                                     $45,000,000
Each fiscal quarter ending in fiscal year 2003        $50,000,000
Each fiscal quarter ending in fiscal year 2004        $55,000,000


         8.4      MINIMUM EXCESS AVAILABILITY.

         Excess Availability shall be at least $2,000,000 at all times.


                                   ARTICLE IX

                               NEGATIVE COVENANTS

         Each Borrower hereby covenants and agrees that so long as this Agreement is in effect and until the Loans, LOC Obligations and BA Obligations, together with interest, fees and other Obligations hereunder, have been paid in full and the Commitments, Letters of Credit and Bankers' Acceptances hereunder shall have terminated that it will do or cause to be done the following:

         9.1      INDEBTEDNESS.

         The Consolidated Parties will not contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising under this Agreement and the other Credit Documents or any Hedging Agreement;

                  (b) Indebtedness existing as of the Closing Date as referenced in Section 6.9 (and renewals, refinancings or extensions thereof, in whole or in part, on terms and conditions substantially the same as such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension);

                  (c) Indebtedness in respect of current accounts payable and accrued expenses incurred in the ordinary course of business including, to the extent not current, accounts payable and accrued expenses that are subject to bona fide dispute;

                  (d) purchase money Indebtedness (including capital leases and synthetic leases) incurred by the Consolidated Parties to finance the purchase of fixed assets; provided that (i) the total of all such Indebtedness for all of the Consolidated Parties taken together shall not exceed an aggregate principal amount of $2,500,000 at any one time outstanding (including any such Indebtedness referred to in subsection
         (b) above); (ii) such Indebtedness
         when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (e) unsecured Indebtedness owing from one Credit Party to another Credit Party;

                  (f) the guaranty by one Credit Party of another Credit Party's Indebtedness, to the extent such Indebtedness is permitted hereunder;

                  (g) Indebtedness of the Company arising under the 2008 Senior
         Note Indenture and the 2008 Senior Notes in an aggregate principal amount of up to $150,000,000;

                  (h) Indebtedness of the Company arising under the 2009 Senior
         Note Indenture and the 2009 Senior Notes in an aggregate principal amount of up to $120,000,000 (and renewals, exchanges, refinancings or extensions thereof, in whole or in part, on terms and conditions substantially the same as such existing Indebtedness and in a principal amount not in excess of that outstanding as of the date of such renewal, exchange, refinancing or extension);

                  (i) Indebtedness in respect of Existing Letters of Credit;

                  (j) Indebtedness of non-Credit Party, Consolidated Parties to Credit Parties, permitted pursuant to clause (k) of the definition of Permitted Investments; and

                  (k) other Indebtedness, so long as (i) such Indebtedness is unsecured; (ii) no Default or Event of Default shall exist immediately prior to or after the incurrence of such Indebtedness; (iii) the Borrowers shall be in pro forma compliance with all financial covenants contained in Article VIII hereof; (iv) the documentation evidencing such Indebtedness shall not contain covenants which are more restrictive than the covenants contained herein and (v) such Indebtedness shall not exceed an aggregate principal amount of $5,000,000 at any one time outstanding.

         9.2      LIENS.

         No Consolidated Party shall contract, create, incur, assume or permit to exist any Lien except for Permitted Liens.

         9.3      NATURE OF BUSINESS.

         No Consolidated Party shall substantively alter the character of its business from that conducted as of the Closing Date.

         9.4      CONSOLIDATION OR MERGER.

         No Consolidated Party shall enter into any transaction of merger or amalgamation or consolidation or dissolve, liquidate, or wind up its affairs other than the merger or amalgamation or consolidation of a Subsidiary of a Borrower into such Borrower or into another Subsidiary of such Borrower; provided that if any such merger or amalgamation involves a Borrower such Borrower shall be the surviving entity.

         9.5      SALE OR LEASE OF ASSETS.

        No Consolidated Party will convey, sell, lease, assign, transfer or otherwise dispose of any assets (including the Capital Stock of any Subsidiary of the Company) other than (a) sales of Inventory in the ordinary course of business, (b) sales or other dispositions in the ordinary course of business of assets or properties that are obsolete or that are no longer used or useful in the conduct of such Borrower's or Subsidiary's business (not to exceed in the aggregate in any fiscal year assets with a net book value of $3,000,000), (c) a sale, disposition or transfer of assets of WRI to any Credit Party, (d) sales in the ordinary course of business of assets or properties (other than Inventory) used in such Borrower's or Subsidiary's business that are worn out or in need of replacement and that are replaced with assets of reasonably equivalent value or utility, (e) sales, leases, assignments, transfers and other dispositions among the Credit Parties, (f) sales of assets or properties set forth on Schedule 9.5; provided, that the net cash proceeds of such sales are applied in accordance with Section 4.4(b)(ii) and (g) sales, leases, assignments, transfers and other dispositions approved by the Required Lenders.

         9.6      ACQUISITIONS.

         The Consolidated Parties will not make any Acquisitions.

         9.7      TRANSACTIONS WITH AFFILIATES.

         The Consolidated Party will not enter into any transaction or series of transactions (other than transactions between the Credit Parties), whether or not in the ordinary course of business, with any officer, director, shareholder, Subsidiary or Affiliate except (i) upon terms and conditions that would be obtainable in a comparable arm's-length transaction with a Person other than an Affiliate, (ii) employment arrangements, payment of directors' fees, and transactions pursuant to employees' and directors' stock option plans, each in the ordinary course of business and (iii) transactions permitted pursuant to Sections 9.4, 9.5, or 9.11.

         9.8      OWNERSHIP OF SUBSIDIARIES.

         The Credit Parties will not sell, transfer or otherwise dispose of, any shares of capital stock of any of their Subsidiaries who are Credit Parties, or permit any of their Subsidiaries who are Credit Parties to issue, sell or otherwise dispose of, any shares of capital stock of any of their Subsidiaries, except to other Credit Parties.

         9.9      FISCAL YEAR.

         The Consolidated Parties will not change any of their respective fiscal years without the prior written consent of the Required Lenders.

         9.10     INVESTMENTS.

         The Consolidated Parties will not make any Investments except for Permitted Investments.

         9.11     RESTRICTED PAYMENTS.

         The Consolidated Parties will not make a Restricted Payment, other than
(a) dividends, distributions or other payments from any Subsidiary to any Borrower or from any Consolidated Party to a Credit Party, (b) dividends payable solely in the same class of Capital Stock of the Company, (c) Investments permitted by clause (l) of the definition of Permitted Investments and (d) dividends, distributions or other payments applied to the payment of the 2008 Senior Notes and to the payment of the 2009 Senior Notes to the extent any such payments are permitted to be made pursuant to Section 9.15 hereof; provided, however, that in each case described under clause (d) hereof, immediately before and after giving effect to such dividend, distribution or other payment, no Event of Default shall exist and the Company shall be in compliance with the terms and provisions of the 2008 Senior Note Indenture and the terms and provisions of the 2009 Senior Note Indenture.

         9.12     NO ADDITIONAL BANK ACCOUNTS.

         The Credit Parties will not open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the accounts set forth on Schedule 9.12 hereto and, after the Closing Date, such other accounts so long as each such account is subject to a tri-party lockbox or other blocked account agreement satisfactory to the Administrative Agent. To the extent required by Section 3.1 or 3.2, as the case may be, all such checking, savings or other accounts of the Credit Parties shall be under the sole dominion and control of the Administrative Agent in accordance with Section 3.1 or 3.2.

         9.13     AMENDMENTS OF ORGANIZATIONAL DOCUMENTS.

         The Consolidated Parties will not, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or permit the amendment, modification, cancellation of the Articles or Certificate of Incorporation or other equivalent organizational document of any of the Consolidated Parties, except to the extent (i) permitted under Section 7.2 and
Section 9.4 and (ii) such amendment or modification would not materially adversely effect the Lenders.

         9.14     ADDITIONAL NEGATIVE PLEDGES.

         The Consolidated Parties will not create or otherwise cause or suffer to exist or become effective, directly or indirectly, (i) any prohibition or restriction (including any agreement to


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provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Administrative Agent and the Lenders) on the creation or existence of any Lien upon the assets of any Consolidated Party, other than (x) Permitted Liens and (y) the 2008 Senior Note Indenture and the 2009 Senior Note Indenture or (ii) any contractual obligation which may restrict or inhibit the Administrative Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

         9.15     OTHER INDEBTEDNESS.

         The Consolidated Parties will not effect or permit any change in or amendment to any document or instrument pertaining to the terms of payment or required prepayments of the 2008 Senior Notes or the 2009 Senior Notes, effect or permit any change in or amendment to any document or instrument pertaining to the covenants or events of default of the 2008 Senior Notes or the 2009 Senior Notes if the effect of any such change or amendment is to make such covenants or events of default more restrictive, give any notice of optional redemption or optional prepayment or offer to repurchase under any such document or instrument, or, directly or indirectly, make any payment of principal of or interest on or in redemption, retirement or repurchase of the 2008 Senior Notes or the 2009 Senior Notes, except for (a) scheduled payments required by the terms of the documents and instruments evidencing 2008 Senior Notes and the 2009 Senior Notes, as the case may be and (b) the proceeds of sales of assets or properties permitted by Section 9.5(f) may, at the option of the Credit Parties, be applied to prepay, redeem or repurchase the 2009 Senior Notes in accordance with Section 4.06 of the 2009 Senior Note Indenture to the extent the Credit Parties have Excess Availability of greater than $10,000,000 after giving effect to such payment.

         9.16     LICENSES, ETC.

         The Consolidated Parties will not enter into licenses of, or otherwise restrict the use of, any patents, trademarks or copyrights which would prevent any Consolidated Party from selling, transferring, encumbering or otherwise disposing of any such patent, trademark or copyright.

         9.17     LIMITATIONS.

         The Consolidated Parties will not, directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Consolidated Party to (a) pay dividends or make any other distribution on any of its Capital Stock, (b) pay any Indebtedness owed to a Credit Party, (c) make loans or advances to a Credit Party or (d) transfer any of its property to a Credit Party, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest, (ii) any agreement or other instrument of a Person existing at the time it becomes a Subsidiary of a Borrower; provided that such encumbrance or restriction is not applicable to any other Person, or any property of any other Person, other than such Person becoming a Subsidiary of a Borrower and was not entered into in contemplation of such Person becoming a Subsidiary of a Borrower, (iii) this Credit Agreement and the other Credit Documents and (iv) the 2008 Senior Note Indenture and the 2009 Senior Note Indenture.


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                                    ARTICLE X

                                     POWERS

         10.1     APPOINTMENT OF ADMINISTRATIVE AGENT AS ATTORNEY-IN-FACT.

         (a) Power of Administrative Agent. Each Borrower hereby irrevocably authorizes and appoints the Administrative Agent, or any Person or agent the Administrative Agent may designate, as such Borrower's attorney-in-fact, at the Borrowers' cost and expense, to exercise, subject to the limitations set forth in Section 10.2, all of the following powers, which being coupled with an interest, shall be irrevocable until all of the Obligations to the Lenders have been paid and satisfied in full (other than contingent indemnification obligations) and all of the Commitments have been terminated:

                  (i) To receive, take, endorse, sign, assign and deliver, all in the name of the Administrative Agent, the Lenders or such Borrower, as the case may be, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral;

                  (ii) To receive, open and dispose of all mail addressed to such Borrower and to notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate;

                  (iii) To request at any time from customers indebted on Accounts, in the name of such Borrower or a third party designee of the Administrative Agent, information concerning the Accounts and the amounts owing thereon;

                  (iv) To give customers indebted on Accounts notice of the Lenders' interest therein, and/or to instruct such customers to make payment directly to the Administrative Agent for such Borrower's account; and

                  (v) To take or bring, in the name of the Administrative Agent, the Lenders or such Borrower, all steps, actions, suits or proceedings deemed by the Administrative Agent necessary or desirable to enforce or effect collection of the Accounts.

         (b) Additional Powers of the Administrative Agent under Article 2692 of the Quebec Civil Code. For greater certainty, and without limiting the powers of the Administrative Agent under the Credit Documents, each of the Canadian Borrowers and the Lenders hereby acknowledges that the Administrative Agent shall be the holder of an irrevocable power of attorney of the creditors within the meaning of Article 2692 of the Civil Code of Quebec for purposes of holding any hypothec, granted by any Canadian Borrower on its property, securing payment of bonds or other titles of indebtedness issued by such Canadian Borrower under this Credit Agreement. The execution of any such hypothec by the Administrative Agent for the benefit of any of the Lenders, prior to the date hereof, is hereby ratified and confirmed by the Lenders. Notwithstanding the provisions of Section 32 of an Act respecting special powers of


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legal persons (Quebec), the Administrative Agent may acquire and be the holder of any such bonds or other titles of indebtedness.

         10.2     LIMITATION ON EXERCISE OF POWER.

         Notwithstanding anything hereinabove to the contrary, the powers set forth in Section 10.1(a) and (b) above may only be exercised by the Administrative Agent on and after the occurrence and during the continuation of an Event of Default which has not otherwise been waived by the Administrative Agent.

         10.3     CANADIAN AGENT.

         For the purposes of Section 10.1(a) and Section 10.2 only, all references to the Administrative Agent shall include the Canadian Agent in the case of the Canadian Borrowers.

                                   ARTICLE XI

                         EVENTS OF DEFAULT AND REMEDIES

         11.1     EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a)      Payment. Any Borrower shall default in the payment of
         (i) any principal owing hereunder, under any of the Credit Documents or in connection herewith when due or (ii) any interest, fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith within five days after the date due;

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the Credit Documents, or in any written statement or certificate delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made;

                  (c)      Covenants.  Any Credit Party shall

                           (i) default in the due performance or observance of any term condition or agreement contained in Sections 7.1(i), 7.12, Article VIII or Article IX, or

                           (ii) default in the due performance or observance of any term or condition in Section 7.1(a), (b), (c) or (d) and such default shall remain unremedied for a period of fifteen (15) Business Days after the occurrence thereof.

                           (iii) default in the due performance or observance of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of


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                  this Section 11.1) contained in this Agreement and such
                  default shall continue unremedied for a period of thirty (30) days after the occurrence thereof;

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) any covenant, agreement or obligation of any party (other than the Administrative Agent or any of the Lenders) contained in or evidenced by any of the Credit Documents shall cease to be enforceable in accordance with its terms, or any party (other than the Administrative Agent or the Lenders) to any Credit Document shall deny or disaffirm its obligations under any of the Credit Documents, or any Credit Document shall be canceled, terminated, revoked or rescinded without the express prior written consent of the Administrative Agent, or any action or proceeding shall have been commenced by any Person (other than the Administrative Agent or any Lender) seeking to cancel, revoke, rescind or disaffirm the obligations of any party to any Credit Document, or any court or other Governmental Authority shall issue a judgment, order, decree or ruling to the effect that any of the obligations of any party to any Credit Document are illegal, invalid or unenforceable;

                  (e) Guaranties. Any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under a Guaranty Agreement;

                  (f) Bankruptcy, etc. The occurrence of any Bankruptcy Event with respect to a Credit Party;

                  (g) Defaults under Other Agreements. With respect to any Indebtedness in excess of $2,500,000 (other than Indebtedness outstanding under this Agreement) or the 2008 Senior Notes or the 2009 Senior Notes, (i) a Credit Party shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

                  (h) Judgments. One or more judgments or decrees shall be entered against a Credit Party involving a liability of $2,500,000 or more in the aggregate (to the extent not paid or fully covered by insurance (subject to payment of the applicable deductible) provided by a carrier who, upon request, has not denied coverage) and any such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;


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                  (i)      ERISA. Any Termination Event with respect to a
         Benefit Plan shall have occurred and be continuing thirty (30) days after notice thereof shall have been given to the Company by the Agent or any Lender, and the then current value of such Benefit Plan's benefits guaranteed under Title IV of ERISA exceeds the then current value of such Benefit Plan's assets allocable to such benefits by more than $100,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

                  (j)      Ownership.  There shall occur a Change of Control; or

                  (k) Defective Liens. Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive).

         11.2     ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, and at any time thereafter, the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Credit Party, except as otherwise specifically provided for herein:

                  (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (b) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and any and all other indebtedness or obligations of any and every kind owing by the Borrowers to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

                  (c) Cash Collateral. Direct the Borrowers to pay (and the Borrowers agree that upon receipt of such written notice, or upon the occurrence of an Event of Default under Section 11.1(f), they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as security for the LOC Obligations and BA Obligations in respect of subsequent drawings under all then outstanding Letters of Credit and repayment of the Face Amount of outstanding Bankers' Acceptances in an aggregate amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding and the Face amount of outstanding Bankers' Acceptances. Accrued interest on the cash collateral account shall be for the account of the Borrowers, subject to the prior payment in full in cash of all of the Obligations.


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                  (d)      Enforcement of Rights. Enforce any and all rights and
         interests created and existing under the Credit Documents or at law, including, without limitation, the Guaranty Agreements, the Security Agreements, the U.S. Pledge Agreement, and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 11.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations under Letters of Credit and Bankers' Acceptances, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Agents or the Lenders which notice or other action is expressly waived by the Borrowers.

         11.3. CONVERSION AND REDENOMINATION CERTAIN LOANS; PURCHASE OF RISK PARTICIPATIONS.

                  (a) Conversion and Redenomination of Loans. Notwithstanding anything herein to the contrary, upon a termination of the Commitments following the occurrence of an Event of Default (a "Commitment Termination Event"), (i) all outstanding Loans denominated in Canadian Dollars or bearing interest at a rate other than the U.S. Base Rate shall be redenominated and/or converted into U.S. Base Rate Loans denominated in Dollars and (ii) all BA Obligations and LOC Obligations owed to a Lender in Canadian Dollars shall be redenominated into BA Obligations and LOC Obligations owed in Dollars, in each case on and with effect from the soonest practicable date following the Commitment Termination Event as determined by the Administrative Agent (the "Conversion Date") and at the Bank of Canada published noon exchange rate or closing exchange rate (whichever is closer to the time of payment) in effect as of such Conversion Date. The Borrowers hereby agree to pay to the Administrative Agent, for the pro rata benefit of the Lenders, on the Conversion Date any amounts owing pursuant to
         Section 4.14 as a result of any such conversion occurring prior to the end of an Interest Period. The Administrative Agent will promptly notify the Borrowers and the Lenders of any such redenomination and conversion following a Commitment Termination Event.

                  (b) Purchase of Risk Participations. Each Lender hereby agrees that it shall forthwith purchase, as of the Conversion Date (but adjusted for any payments received from a Borrower on or after such date and prior to such purchase), from the other Lenders such Participation Interests in the outstanding Loans, LOC Obligations and BA Obligations (whether or not such Loans, LOC Obligations and BA Obligations have been redenominated or converted pursuant to Section 11.3(a)) as shall be necessary to cause each such Lender to share in all Loans, LOC Obligations and BA Obligations ratably based upon its Commitment Percentage with respect to Participation Interests in all Loans, LOC Obligations and BA Obligations (determined before giving effect to any termination of the Commitments), provided that (1) all interest and fees payable on a Loan, LOC Obligation or BA Obligation shall be for the account of the Lender that originally extended such Loan or issued or participated in the related Letters of Credit or Bankers' Acceptances, as the case may be, until the date as of which the respective Participation Interest is purchased and (2) if any purchase of a Participation Interest required to be made pursuant to this sentence is not made on the Conversion Date, then at


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         the time such purchase is actually made the purchasing Lender shall be required to pay to the selling Lender, to the extent not paid to such selling Lender by the applicable Borrower in accordance with the terms of this Credit Agreement, interest on the principal amount of the Participation Interest purchased for each day from and including the day upon which such purchase of the Participation Interest would otherwise have occurred to but excluding the date of actual payment for the purchase of such Participation Interest, at the rate equal to the Federal Funds Rate.

                                   ARTICLE XII

                                   TERMINATION

         Except as otherwise provided in Article XI of this Credit Agreement, the Commitments made hereunder shall terminate on the U.S. Maturity Date or the Canadian Maturity Date, as the case may be, and all then outstanding Loans and BA Obligations shall be immediately due and payable in full and all outstanding Letters of Credit shall immediately terminate. The Credit Parties may terminate in full the Commitments hereunder at any time and all then outstanding Loans and BA Obligations shall be immediately due and payable in full and all outstanding Letters of Credit shall immediately terminate. Unless sooner demanded in accordance with this Agreement, all Obligations shall become due and payable as of any termination hereunder or under Article XI and, pending a final accounting, the Administrative Agent may withhold, or cause to be withheld, any balances in the Borrowers' Loan accounts, in an amount sufficient, in the Administrative Agent's reasonable discretion, to cover all of the Obligations, whether absolute or contingent, unless supplied with a satisfactory indemnity to cover all of such Obligations. All of the Agents' and the Lenders' rights, liens and security interests shall continue after any termination until all Obligations have been paid and satisfied in full.

                                  ARTICLE XIII

                                   THE AGENTS

         13.1     APPOINTMENT.

         Each Lender hereby designates and appoints Wachovia as Administrative Agent and Congress Financial Corporation (Canada), as Canadian Agent to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agents as the agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto, including, without limitation, holding all Collateral and all payments of principal, interest, fees, charges and expenses received pursuant to this Credit Agreement or any other Credit Document for the benefit of the Lenders. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agents shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship


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with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any of the other Credit Documents, or shall otherwise exist against the Agents. The provisions of this Article are solely for the benefit of the Agents and the Lenders and none of the Consolidated Parties shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Agreement and the other Credit Documents, the Agents shall act solely as agent of the Lenders and do not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrowers or any of the Consolidated Parties. Notwithstanding any provision to the contrary in this Agreement or any of the other Credit Documents, the Canadian Agent shall not take or omit to take any discretionary action under this Agreement or any of the other Credit Documents without the prior authorization of the Administrative Agent.

         Without limiting the generality of this Section 13.1, each Lender expressly authorizes the Administrative Agent to determine, subject to the terms of this Credit Agreement, on behalf of such Lender whether or not Accounts shall be deemed to constitute Eligible Accounts Receivable or Inventory shall be deemed to constitute Eligible Inventory, to deduct reserves from the U.S. Borrowing Base, and to increase and decrease such reserves from time to time. Such authorization may be withdrawn by the Required Lenders; provided, however, that unless otherwise agreed by the Administrative Agent such withdrawal of authorization shall not become effective until the thirtieth Business Day after receipt of such notice by the Administrative Agent. Thereafter, the Required Lenders shall jointly instruct the Administrative Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine.

         13.2     DELEGATION OF DUTIES.

         The Agents may execute any of their respective duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected with reasonable care.

         13.3     EXCULPATORY PROVISIONS.

         Each of the Agents or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall not be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or
(b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Consolidated Parties contained herein or in any of the other Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the other Credit Documents, or enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any of the Borrowers to perform its obligations hereunder or thereunder. An Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrowers or any of the Consolidated Parties in any written or oral statement or in any financial or other statements,


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instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by an Agent to the Lenders or by or on behalf of the Consolidated Parties to an Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Consolidated Parties. The Agents are not trustees for the Lenders and owe no fiduciary duty to any of the Lenders.

         13.4     RELIANCE ON COMMUNICATIONS.

         The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, e-mail, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of the Consolidated Parties, independent accountants and other experts selected by the Administrative Agent with reasonable care). Each of the Agents may deem and treat the Lenders as the owner of its respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the appropriate Agent in accordance with Section 14.3(b). Each of the Agents shall be fully justified in failing or refusing to take any action under this Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 14.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         13.5     NOTICE OF DEFAULT.

         An Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Consolidated Parties referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that an Agent receives such a notice, such Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders.

         13.6     NON-RELIANCE ON AGENTS AND OTHER LENDERS.

         Each Lender expressly acknowledges that neither of the Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates (including, without limitation, First Union Securities, Inc. d/b/a Wachovia Securities (the "Arranger"); it being understood that each reference to affiliate in this Section 13.6 shall include the Arranger) has made any representations or


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warranties to it and that no act by an Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Consolidated Parties, shall be deemed to constitute any representation or warranty by an Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Consolidated Parties and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Consolidated Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Consolidated Parties which may come into the possession of an Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

         13.7     INDEMNIFICATION.

         The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against an Agent in its respective capacity as such in any way relating to or arising out of this Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by an Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of an Agent. If any indemnity furnished to an Agent for any purpose shall, in the opinion of such Agent, acting reasonably, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Obligations and all other amounts payable hereunder and under the other Credit Documents.


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         13.8     AGENT IN ITS INDIVIDUAL CAPACITY.

         The Agents and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers or any other member of the Consolidated Parties as though such Agents were not agents hereunder. With respect to the Loans made, the Agents shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though they were not agents hereunder, and the terms "Lender" and "Lenders" shall include the Administrative Agent and the Canadian Agent in their individual capacities.

         13.9     SUCCESSOR AGENT.

         An Agent may, at any time, resign upon twenty (20) days' written notice to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent or Canadian Agent, as the case may be, which successor, so long as no Event of Default then exists, shall be reasonably acceptable to the Company. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the notice of resignation, then the retiring Agent shall select a successor Agent provided that such successor is a Lender hereunder or a commercial bank or financial institution organized or licensed under the laws of the United States of America or any State thereof or of Canada or any province thereof, as applicable, and, together with its Affiliates in the case of a successor Canadian Agent, has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent or Canadian Agent, as the case may be, hereunder by a successor, such successor Administrative Agent or Canadian Agent, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Canadian Agent, as the case may be, and the retiring Administrative Agent or Canadian Agent, as the case may be, shall be discharged from its duties and obligations as Administrative Agent or Canadian Agent, as the case may be, as appropriate, under this Agreement and the other Credit Documents and the provisions of this
Section 13.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

         13.10    COLLATERAL MATTERS.

                  (a) Each Lender authorizes and directs each of the Agents to enter into the Security Documents for the benefit of the Lenders. Each Lender authorizes and directs the Administrative Agent to make such changes to the form of Acknowledgment Agreement attached hereto as Exhibit A as it deems necessary from time to time in order to obtain any Acknowledgment Agreement from any landlord, warehouseman, filler, packer, processor, mortgagee or any other party who has an interest in any real property where Collateral is located with respect to any Credit Party. Each Lender also authorizes and directs each of the Agents to review and approve all agreements regarding the lockboxes and the lockbox accounts (including the Lockbox Agreements) on such terms as the Agents deem necessary. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders or each of the Lenders, as applicable, in


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         accordance with the provisions of this Credit Agreement or the Security
         Documents, and the exercise by the Required Lenders or each of the Lenders, as applicable, of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent and, with the prior approval of the Administrative Agent, the Canadian Agent, is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Document which may be necessary or appropriate to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

                  (b) The Lenders hereby authorize the Administrative Agent and, with the prior approval of the Administrative Agent, the Canadian Agent, at its option and in its discretion, to release any Lien granted to or held by either such Agent upon any Collateral (i) upon termination of the Commitments and payment in cash and satisfaction of all of the Obligations (including the LOC Obligations) at any time arising under or in respect of this Credit Agreement or the Credit Documents or the transactions contemplated hereby or thereby, (ii) constituting property being sold or disposed of upon receipt of the proceeds of such sale by an Agent if the applicable Credit Party certifies to such Agent that the sale or disposition is made in compliance with Section 9.5 (and such Agent may rely conclusively on any such certificate, without further inquiry) or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by an Agent at any time, the Lenders will confirm in writing such Agent's authority to release particular types or items of Collateral pursuant to this Section 13.10(b).

                  (c) Upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of this Credit Agreement, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days' prior written request by the applicable Credit Party, the Administrative Agent and, with the prior approval of the Administrative Agent, the Canadian Agent, shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Lenders herein or pursuant hereto upon the Collateral that was sold or transferred; provided that (i) such Agent shall not be required to execute any such document on terms which, in such Agent's opinion, acting reasonably, would expose such Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of such Credit Party in respect of) all interests retained by such Credit Party, including, without limitation, the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Administrative Agent and, with the prior approval of the Administrative Agent, the Canadian Agent, shall be authorized to deduct all of the expenses reasonably incurred by such Agent from the proceeds of any such sale, transfer or foreclosure.


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                  (d)      Neither Agent shall have any obligation whatsoever to
         the Lenders or to any other Person to assure that the Collateral exists or is owned by the Credit Parties or is cared for, protected or insured or that the liens granted to either such Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to either such Agent in this Section 13.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Administrative Agent and, with the prior approval of the Administrative Agent, the Canadian
         Agent, may act in any manner it may deem appropriate, in its reasonable discretion, given either such Agent's own interest in the Collateral as one of the Lenders and that either such Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

                  (e) The Administrative Agent hereby authorizes and appoints the Canadian Agent as the Administrative Agent's attorney-in-fact, to exercise all of the powers granted to the Canadian Agent in subsections (b) and (c) of this Section 13.10 on behalf of the Administrative Agent in its capacity as collateral agent under the Canadian Security Agreement.

         13.11    RIGHTS AND REMEDIES TO BE EXERCISED BY AGENT ONLY.

         Each Lender agrees that, except as set forth in Subsection 14.2, no Lender shall have any right individually (i) to realize upon the security created by the Security Documents or any other Credit Document, (ii) to enforce any provision of this Credit Agreement or any other Credit Document against one or more of the Credit Parties, or (iii) to make demand under this Credit Agreement or any other Credit Document against one or more of the Credit Parties.


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                                   ARTICLE XIV

                                  MISCELLANEOUS

         14.1     NOTICES.

         Except as otherwise expressly provided herein, all notices, requests and other communications shall have been duly given and shall be effective (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device), (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth on Schedule 14.1 attached hereto, or at such other address as such party may specify by written notice to the other parties hereto; provided, however, that if any notice is delivered on a day other than a Business Day, or after 5:00 P.M. (Eastern time) on any Business Day, then such notice shall not be effective until the next Business Day; and provided further, that notices of default shall be effective only upon delivery by hand or by a reputable national overnight air courier service (unless a telecopy notice of default is sent and receipt is confirmed by telephone or telecopy by a Senior Management Member or Senior Financial Officer of the Company, in which case such notice of default shall be effective upon receipt).

         14.2     RIGHT OF SET-OFF.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of a Credit Party against obligations and liabilities of a Credit Party to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Each Credit Party hereby agrees that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 14.3(c) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         14.3     BENEFIT OF AGREEMENT.

                  (a) Generally. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that a Borrower may not assign and transfer any of its interests without prior written consent of the Lenders; and provided further that the rights of each Lender to transfer, assign or


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         grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 14.3.

                  (b) Assignments. Subject to the consent of the Borrowers (provided, however, that no consent shall be required during the existence and continuation of an Event of Default) and of the Administrative Agent, which consent shall not be unreasonably withheld, each Lender may assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit M to one or more Eligible Assignees; provided that any such assignment shall be in a minimum aggregate amount of $5,000,000 of the Commitments and in integral multiples of $1,000,000 above such amount and that each such assignment shall be of a constant, not varying, percentage of all of the assigning Lender's rights and obligations under this Agreement. Any assignment hereunder shall be effective upon satisfaction of the conditions set forth in the preceding sentence and delivery to the Administrative Agent of written notice of the assignment together with a transfer fee of $3,500 (or with respect to an assignment of the Canadian Revolving Loan Commitment, a transfer fee of $1,750) payable to the Administrative Agent for its own account; provided that any assignment of the Canadian Revolving Loan Commitment shall require delivery of written notice of the assignment to the Canadian Agent together with a transfer fee of $1,750 payable to the Canadian Agent for its own account. Upon the effectiveness of any such assignment, the assignee shall become a "Lender" for all purposes of this Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines, the Borrowers agree that upon effectiveness of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). In addition to the assignments permitted under this Section 14.3(b), any Lender may (without notice to the Borrowers, the Administrative Agent or any other Lender and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an Affiliate. No such assignment, as set forth in the preceding sentence, shall release the assigning Lender from its obligations hereunder.

         By executing and delivering an assignment agreement in accordance with this Section 14.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and the assignee warrants that it is an Eligible Assignee; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value


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         of this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of the Consolidated Parties or the performance or observance by any of the Consolidated Parties of any of their obligations under this Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto;
         (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agents to take such action on its behalf and to exercise such powers under this Agreement or any other Credit Document as are delegated to the Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  Each assignee of a Canadian Lender shall be deemed to have confirmed and ratified the constitution of the Canadian Agent of the holder of such irrevocable power of attorney (fonde de pouvoir) by execution of the relevant assignment agreement. Each of the Canadian Borrowers hereby acknowledges that each bond issued by any of the Canadian Borrowers constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec.

                  (c) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's rights, obligations or rights and obligations hereunder; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the U.S. Maturity Date or the Canadian Maturity Date, as the case may be, but excluding any mandatory prepayment), interest or fees in which the participant is participating, or (C) release all or substantially all of the guaranties or the collateral (except as expressly provided in the Credit Documents) supporting any of the Loans or Commitments in which the participant is participating, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all


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         amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 4.9 through 4.14; provided that such participant shall not be entitled to receive any amount greater than such selling Lender would have received had such Lender not sold such participation.

         14.4     NO WAIVER; REMEDIES CUMULATIVE.

         The Borrowers hereby waive due diligence, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No failure or delay on the part of an Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers or any other Credit Party and an Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agents or any Lender would otherwise have. No notice to or demand on the Borrowers in any case shall entitle the Borrowers or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         14.5     PAYMENT OF EXPENSES; INDEMNIFICATION.

         The Borrowers agree to: (a) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Canadian Agent and the Arranger in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Agents as well as Canadian counsel to the Agents) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrowers under this Agreement or any other Credit Party under the other Credit Documents and of each Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for each Agent and each of the Lenders); (b) pay and hold each of the Lenders harmless from and against any and all claims for Non-Excluded Taxes as set forth in Section 4.13 and hold each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such Non-Excluded Taxes; and (c) indemnify each Agent, the Arranger and each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Agent, the Arranger or Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and


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disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent they relate to disputes solely between or among the Lenders (excluding Wachovia acting in its capacity as Administrative Agent or Congress Financial Corporation (Canada) acting in its capacity as Canadian Agent) or they are incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

         14.6     AMENDMENTS, WAIVERS AND CONSENTS.

         Neither the amendment or waiver of any provision of this Credit Agreement or any other Credit Document, nor the consent to any departure by any Borrower or other Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, or if the Lenders shall not be parties thereto, by the parties thereto and consented to by the Required Lenders, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall unless in writing and signed by all the Lenders, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (b) except as otherwise expressly provided in this Credit Agreement, reduce the principal of, or interest on, any Note or any Letter of Credit reimbursement obligations or any fees hereunder, (c) postpone any date fixed for any payment in respect of principal of, or interest on, any Note or any Letter of Credit reimbursement obligations or any fees hereunder, (d) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Required Lenders to take any action hereunder, (e) amend or waive this Section 14.6, or change the definition of Required Lenders, (f) release any Borrower or any Guarantor, (g) except as otherwise expressly provided in this Credit Agreement, and other than in connection with the financing, refinancing, sale or other disposition of any asset of the Credit Parties permitted under this Credit Agreement, release any Liens in favor of the Lenders on any material portion of the Collateral or (h) amend or modify the definition of "U.S. Borrowing Base" or "Canadian Borrowing Base" or any defined term or component set forth in the definition thereof such that more credit would be available to the Borrowers; provided, however, that
(i) the foregoing shall not limit the adjustment by the Administrative Agent of any reserve implemented by Administrative Agent, and (ii) the foregoing shall not prevent the Administrative Agent from restoring any component of the Borrowing Base which had been lowered by the Administrative Agent back to the value of such component as in effect on the Closing Date or to an intermediate value; and provided, further, that no amendment, waiver or consent affecting the rights or duties of the Agents or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Agents and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of the Borrowers shall not be required for any amendment, modification or waiver of the provisions of Article XIII (other than the provisions of Section 13.9). In addition, the Borrowers and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 1.1A from time to time in the manner requested by the Borrowers, the Agents or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrowers and each Lender.


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         14.7     DEFAULTING LENDER.

         Each Lender understands and agrees that if such Lender is a Defaulting Lender then it shall not be entitled to vote on any matter requiring the consent of the Required Lenders or to object to any matter requiring the consent of all the Lenders; provided, however, that all other benefits and obligations under the Credit Documents shall apply to such Defaulting Lender.

         14.8     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.

         14.9     HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         14.10    SURVIVAL OF INDEMNIFICATION AND REPRESENTATIONS AND
                  WARRANTIES.

         All indemnities set forth herein and all representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, the issuance of the Letters of Credit, and the repayment of the Loans, LOC Obligations and other obligations and the termination of the Commitments hereunder.

         14.11    CURRENCY.

         The use of term "dollars" or "Dollars" or the symbol "$" or "U.S. $" in the Credit Documents shall mean a reference to lawful money of the United States of America unless specifically indicated otherwise.

         14.12    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

                  (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document shall be brought in the courts of the State of North Carolina in Mecklenburg County or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Borrowers hereby irrevocably accepts for itself and in respect of its property, generally and


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         unconditionally, the nonexclusive jurisdiction of such courts. Each of the Borrowers further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 14.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Borrower in any other jurisdiction.

                  (b) Each of the Borrowers hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) The Company hereby irrevocably appoints CT Corporation System, which currently maintains a North Carolina office situated at 225 Hillsborough Street, Raleigh, North Carolina 27603, as its agent to receive service of process or other legal summons for purposes of any legal action or proceeding. So long as the Company has any obligation under this Credit Agreement or any of the Credit Documents, it will maintain a duly appointed agent in North Carolina for the service of such process or summons, and if it fails to maintain such an agent, any such process or summons may be served by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for notices hereunder.

         14.13    ARBITRATION.

                  (a) Notwithstanding the provisions of Section 14.12 to the contrary, upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Credit Agreement and other Credit Documents ("Disputes") between or among parties to this Credit Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Credit Agreement.

                  Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within ninety (90) days of demand for arbitration and all hearings shall be concluded within one hundred twenty (120) days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of sixty (60)


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         days. The expedited procedures set forth in Rule 51 et seq. of the
         Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted or if such person is not available to serve, the single arbitrator may be a licensed attorney. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

                  (b) Notwithstanding the preceding binding arbitration provisions, the Administrative Agent, the Lenders and the Borrowers agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, setoff, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to the Administrative Agent's entitlement on behalf of the Lenders to exercise such remedies is a Dispute. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

                  (d) By execution and delivery of this Credit Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Credit Agreement from which no appeal has been taken or is available.

         14.14    WAIVER OF JURY TRIAL.


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         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS
AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         14.15    SEVERABILITY.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         14.16    LOAN ENTIRETY.

         This Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein; provided, however, that the Administrative Agent Fee Letter shall remain in effect subsequent to the execution and delivery of this Agreement.

         14.17 BINDING EFFECT; AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT; FURTHER ASSURANCES.

         This Agreement shall become effective at such time, on or after the Closing Date, that the conditions precedent set forth in Section 5.1 have been satisfied and when it shall have been executed by each Borrower and the Agents, and the Agents shall receive copies hereof (telecopied or otherwise) which, when taken together, bear the signatures of each Lender (including the Issuing Lenders), and thereafter this Agreement shall be binding upon and inure to the benefit of each Borrower, each Lender (including the Issuing Lenders) and the Agents, together with their respective successors and assigns. The Borrowers agree, upon the request of the Administrative Agent and/or the Required Lenders, to promptly take such actions, as reasonably requested, as are appropriate to carry out the intent of this Agreement and the other Credit Documents, including, but not limited to, such actions as are reasonably necessary to ensure that the Lenders have a perfected security interest in all collateral securing the Obligations, subject to no Liens other than Permitted Liens.

         14.18    CONFIDENTIALITY.

         The Agents and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agents or any such Lender by or on behalf of the Credit Parties (whether before or after the Closing Date) which relates to the Credit Parties (the "Information"). Notwithstanding the foregoing, the Agents and Lenders shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in


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connection with their participation in any of the transactions evidenced by this
Agreement or any other Credit Documents or the administration of this Agreement or any other Credit Documents (so long as such Persons are notified of the confidential nature of the information); (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information
(A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Agents or any Lender on a non-confidential basis or (C) was available to the Agents or Lenders on a non-confidential basis prior to its disclosure to the Agents or any Lender by the Credit Parties; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the parties hereto to be bound by the terms of this Section; (v) to Gold Sheets and other similar bank trade publications; such information to consist of deal terms and other information customarily found in such publications or (vi) to the extent that the Credit Parties shall have consented in writing to such disclosure. Nothing set forth in this Section shall obligate the Agents or any Lender to return any materials furnished by the Credit Parties.

         14.19    JUDGMENT CURRENCY.

                  (a) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of the Indebtedness or any other amount due to the Lenders hereunder or under any security in respect of the Borrowers' obligations hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") each Borrower to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase the Original Currency with the Other Currency at its principal offices in Charlotte, North Carolina on the day (a "Business Day") on which the Administrative Agent is open for the transaction of its banking business at such offices immediately preceding the day on which any such judgment, or any relevant part thereof, is paid or otherwise satisfied.

                  (b) The obligation of each Borrower in respect of any sum due in the Original Currency from it to the Lenders hereunder or under any security in respect of the Borrowers' obligation hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Agents of any sum adjudged to be so due in such Other Currency or of any other sum in any Other Currency the Agents may, in accordance with their normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lenders in the Original Currency, the Borrowers shall, as a separate obligation and notwithstanding any such judgment, indemnify the Agents against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Lenders, the Agents shall remit such excess to the Borrowers.


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         14.20    MAXIMUM RATE.

         Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement or in any other Credit Document, the Borrowers, the Administrative Agent, the Canadian Agent and the Lenders hereby agree that all agreements among them under this Credit Agreement and the other Credit Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to the Administrative Agent or any Lender for the use, forbearance, or detention of the money loaned to any Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein (including, in relation to any amount payable hereunder by any Canadian Borrower or to any Canadian Lender, any amount constituting "interest" for purposes of section 347 of the Criminal Code (Canada) or any successor provision in force at the relevant time, and references in this Section 14.20 shall be read accordingly), exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Credit Agreement or any of the other Credit Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance any Lender should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the applicable Borrower. All sums paid or agreed to be paid to the Administrative Agent, the Canadian Agent or any Lender for the use, forbearance, or detention of the Obligations and other indebtedness of the Borrowers to the Administrative Agent, the Canadian Agent or any Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Credit Agreement and all agreements among the Borrowers, the Administrative Agent, the Canadian Agent and the Lenders.

         14.21    CONCERNING JOINT AND SEVERAL LIABILITY OF THE U.S. BORROWERS.

                  (a) Each of the U.S. Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the U.S. Borrowers and in consideration of the undertakings of each of the U.S. Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the U.S. Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other U.S. Borrowers with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall


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

         be the joint and several obligations of each of the U.S. Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of the U.S. Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other U.S. Borrowers will make such payment with respect to, or perform, such Obligation.

                  (d) The obligations of each U.S. Borrower under the provisions of this Section 14.21 constitute full recourse obligations of such U.S. Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided herein or in the other Credit Documents, each U.S. Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under this Credit Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by any Lender under or in respect of any of the Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each U.S. Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender at any time or times in respect of any default by any U.S. Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any U.S. Borrower. Without limiting the generality of the foregoing, each U.S. Borrower assents to any other action or delay in acting or failure to act on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this Section 14.21, afford grounds for terminating, discharging or relieving such U.S. Borrower, in whole or in part, from any of its obligations under this Section 14.21, it being the intention of each U.S. Borrower that, so long as any of the Obligations remain unsatisfied, the obligations of such U.S. Borrower under this Section
         14.21 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each U.S. Borrower under this Section 14.21 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any U.S. Borrower or any Lender. The joint and several liability of the U.S. Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.


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                  (f)      The provisions of this Section 14.21 are made for the
         benefit of the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the U.S. Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other U.S. Borrowers or to exhaust any remedies available to it against any of the other U.S. Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 14.21 shall remain in effect until all the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of any of the U.S. Borrowers, or otherwise, the provisions of this Section 14.21 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the joint obligations of a U.S. Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each U.S. Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the U.S. federal Bankruptcy Code).

                  (h) The U.S. Borrowers hereby agree, as among themselves, that if any U.S. Borrower shall become an Excess Funding Borrower (as defined below), each other U.S. Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such U.S. Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any U.S. Borrower to any Excess Funding Borrower under this Section 14.21(h) shall be subordinate and subject in right of payment to the prior payment in full of the Obligations of such U.S. Borrower under the other provisions of this Credit Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such Obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any Obligations arising under the other provisions of this Credit Agreement (hereafter, the "Joint Obligations"), a U.S. Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 14.21(h), shall mean, for any U.S. Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such U.S. Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such U.S. Borrower hereunder) to (B) the amount by which


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         the aggregate present fair salable value of all assets and other properties of such U.S. Borrower and all of the other U.S. Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such U.S. Borrower and the other U.S. Borrowers hereunder) of such U.S. Borrower and all of the other U.S. Borrowers, all as of the Closing Date (if any U.S. Borrower becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 14.21(h) such subsequent U.S. Borrower shall be deemed to have been a U.S. Borrower as of the Closing Date and the information pertaining to, and only pertaining to, such U.S. Borrower as of the date such U.S. Borrower became a U.S. Borrower shall be deemed true as of the Closing Date).

         14.22    CONCERNING JOINT AND SEVERAL LIABILITY OF THE CANADIAN
                  BORROWERS.

                  (a) Each of the Canadian Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Canadian Borrowers and in consideration of the undertakings of each of the Canadian Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Canadian Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Canadian Borrowers with respect to the payment and performance of all of the Canadian Obligations, it being the intention of the parties hereto that all the Canadian Obligations shall be the joint and several obligations of each of the Canadian Borrowers without preferences or distinction among them.

                  (c) If and to the extent that any of the Canadian Borrowers shall fail to make any payment with respect to any of the Canadian Obligations as and when due or to perform any of the Canadian Obligations in accordance with the terms thereof, then in each such event, the other Canadian Borrowers will make such payment with respect to, or perform, such Canadian Obligation.

                  (d) The obligations of each Canadian Borrower under the provisions of this Section 14.22 constitute full recourse obligations of such Canadian Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided herein or in the other Credit Documents, each Canadian Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under this Credit Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by any Lender under or in respect of any of the Canadian Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Canadian Borrower hereby assents to, and waives notice of, any


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         extension or postponement of the time for the payment of any of the
         Canadian Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender at any time or times in respect of any default by any Canadian Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by any Lender in respect of any of the Canadian Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Canadian Obligations or in part, at any time or times, of any security for any of the Canadian Obligations or the addition, substitution or release, in whole or in part, of any Canadian Borrower. Without limiting the generality of the foregoing, each Canadian Borrower assents to any other action or delay in acting or failure to act on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this Section 14.22, afford grounds for terminating, discharging or relieving such Canadian Borrower, in whole or in part, from any of its obligations under this Section 14.22, it being the intention of each Canadian Borrower that, so long as any of the Canadian Obligations remain unsatisfied, the obligations of such Canadian Borrower under this Section 14.22 shall not be discharged except by performance and then only to the extent of such performance. The Canadian Obligations of each Canadian Borrower under this Section
         14.22 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Canadian Borrower or any Lender. The joint and several liability of the Canadian Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.

                  (f) The provisions of this Section 14.22 are made for the benefit of the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Canadian Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Canadian Borrowers or to exhaust any remedies available to it against any of the other Canadian Borrowers or to resort to any other source or means of obtaining payment of any of the Canadian Obligations or to elect any other remedy. The provisions of this Section 14.22 shall remain in effect until all the Canadian Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Canadian Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of any of the Canadian Borrowers, or otherwise, the provisions of this Section
         14.22 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the joint obligations of a Canadian Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable federal, state or provincial law relating to fraudulent


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         conveyances or transfers or financial assistance) then the obligations of each Canadian Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal, state or provincial and including, without limitation, the U.S. federal Bankruptcy Code, or Canadian or provincial).

                  (h) The Canadian Borrowers hereby agree, as among themselves, that if any Canadian Borrower shall become an Excess Funding Borrower (as defined below), each other Canadian Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Canadian Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Canadian Borrower to any Excess Funding Borrower under this Section 14.22(h) shall be subordinate and subject in right of payment to the prior payment in full of the Canadian Obligations of such Canadian Borrower under the other provisions of this Credit Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such Canadian Obligations. For purposes hereof, (i) "Excess Funding Borrower" shall mean, in respect of any Canadian Obligations arising under the other provisions of this Credit Agreement (hereafter, the "Joint Canadian Obligations"), a Canadian Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Canadian Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Canadian Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Canadian Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 14.22(h), shall mean, for any Canadian Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Canadian Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Canadian Borrower hereunder) to (B) the amount by which the aggregate present fair salable value of all assets and other properties of such Canadian Borrower and all of the other Canadian Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Canadian Borrower and the other Canadian Borrowers hereunder) of such Canadian Borrower and all of the other Canadian Borrowers, all as of the Closing Date (if any Canadian Borrower becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 14.22(h) such subsequent Canadian Borrower shall be deemed to have been a Canadian Borrower as of the Closing Date and the information pertaining to, and only pertaining to, such Canadian Borrower as of the date such Canadian Borrower became a Canadian Borrower shall be deemed true as of the Closing Date).

         14.23    NONLIABILITY OF AGENTS AND LENDERS.

         The relationship between any Borrower on the one hand and the Lenders and the Agents on the other hand shall be solely that of borrower and lender. Neither the Agents nor any Lender shall have any fiduciary responsibilities to any Borrower. Neither the Agents nor any Lender


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

undertakes any responsibility to any Borrower to review or inform such Borrower of any matter in connection with any phase of such Borrower's business or operations.

         14.24    INDEPENDENT NATURE OF LENDERS' RIGHTS.

         The amounts payable at any time hereunder to each Lender under such Lender's Note or Notes shall be a separate and independent debt.

         14.25    POWER OF ATTORNEY.

         Each Subsidiary Borrower hereby agrees that by its execution of this Agreement, such Subsidiary Borrower appoints each of Johann R. Manning, Jr.. Senior Vice President Fabricated Products and General Counsel, Dennis Horowitz, Chief Executive Officer, President and Chairman, and James E. Deason, Executive Vice President, Chief Financial Officer and Secretary, Sam Patterson, Controller, Timothy J. Watkin, Canadian Controller, to be its attorneys ("its Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Borrowing Base Certificate or any security documents (the "Documents") in connection with this Agreement or any other Credit Document. This Power of Attorney shall be valid for the duration of the term of this Agreement; provided, however, the above referenced persons may be replaced upon written notice by the Borrower to the Administrative Agent. Each Subsidiary Borrower hereby undertakes to ratify everything which either of its Attorneys shall do in order to execute the Documents mentioned herein.

         14.26    CHOICE OF LANGUAGE.

         The parties hereto confirm that they have requested that this Agreement and all documents relating thereto be drafted in English. Les parties aux presentes ont exige que cette convention ainsi que tout document connexe soient rediges en anglais.

                  [Remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

                                        COMPANY:

                                        WOLVERINE TUBE, INC.


                                        By: /s/ James E. Deason
                                           -------------------------------------
                                        Name: James E. Deason
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Secretary

                                        U.S. SUBSIDIARY BORROWERS:

                                        TF INVESTOR, INC.


                                        By: /s/ James E. Deason
                                           -------------------------------------
                                        Name: James E. Deason
                                        Title: Vice President and Treasurer


                                        TUBE FORMING HOLDINGS, INC.


                                        By: /s/ James E. Deason
                                           -------------------------------------
                                        Name: James E. Deason
                                        Title: Vice President, Chief Financial
                                               Officer and Secretary


                                        TUBE FORMING, L.P.

                                        By:   Tube Forming Holdings, Inc.,
                                              its General Partner


                                              By: /s/ James E. Deason
                                                 -------------------------------
                                              Name: James E. Deason
                                              Title: Vice President, Chief
                                                     Financial Officer and
                                                     Secretary


                                        WOLVERINE FINANCE COMPANY


                                        By: /s/ James E. Deason
                                           -------------------------------------
                                        Name: James E. Deason
                                        Title: Vice President and Treasurer

                                        STPC HOLDING, INC.

                                        By:    /s/ James E. Deason
                                           -------------------------------------
                                        Name:  James E. Deason
                                        Title: Vice President and Treasurer

                                   SMALL TUBE MANUFACTURING CORPORATION

                                   By:    /s/ James E. Deason
                                      -------------------------------------
                                   Name:  James E. Deason
                                   Title: Vice President and Treasurer


                                   WOLVERINE JOINING TECHNOLOGIES, INC.

                                   By:    /s/ James E. Deason
                                      -------------------------------------
                                   Name:  James E. Deason
                                   Title: Vice President and Treasurer


                                   WOLVERINE CHINA INVESTMENTS, LLC


                                   By:   Wolverine Tube, Inc.,
                                         its Managing Manager


                                   By:    /s/ James E. Deason
                                      -------------------------------------
                                   Name:  James E. Deason
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Secretary

                                  CANADIAN BORROWERS:

                                  1105836 ONTARIO INC.


                                  By:    /s/ Timothy Watkin
                                     -----------------------------------------
                                  Name:  Timothy Watkin
                                  Title: President and Secretary



                                  WOLVERINE JOINING TECHNOLOGIES
                                  (CANADA) INC.


                                  By:    /s/ James E. Deason
                                     -----------------------------------------
                                  Name:  James E. Deason
                                  Title: Vice President



                                  CANADIAN SUBSIDIARY BORROWERS:

                                  1263143 ONTARIO INC.


                                  By:    /s/ Timothy Watkin
                                     -----------------------------------------
                                  Name:  Timothy Watkin
                                  Title: President and Secretary



                                  1158909 ONTARIO INC.


                                  By:    /s/ Timothy Watkin
                                     -----------------------------------------
                                  Name:  Timothy Watkin
                                  Title: President and Secretary


                                  WOLVERINE TUBE (CANADA) INC.


                                  By:    /s/ James E. Deason
                                     -----------------------------------------
                                  Name:  James E. Deason
                                  Title: Vice President


                                  By:    /s/ Dennis Horowitz
                                     -----------------------------------------
                                  Name:  Dennis Horowitz
                                  Title: President and Chief Executive Officer
                                        --------------------------------------

                                        LENDERS:

                                        WACHOVIA BANK, N.A., in its capacity
                                        as Administrative Agent and as a Lender


                                        By:  /s/ Laurie D. Galliano
                                           -------------------------------------
                                        Name:    Laurie D. Galliano
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                               CONGRESS FINANCIAL CORPORATION
                               (CANADA),
                               in its capacity as Canadian Agent and as a Lender


                               By:   /s/ H. Rosenfeld
                                  ----------------------------------------------
                               Name:     H. Rosenfeld
                                    --------------------------------------------
                               Title:    Senior Vice President
                                     -------------------------------------------